File Numbers 002-96990 and 811-04279

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment Number

Post-Effective Amendment Number 52

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment Number 50

Securian Funds Trust

(Exact Name of Registrant as Specified in Charter)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing become effective on May 1, 2014 pursuant to paragraph (a)(2) of rule 485.

TITLE OF SECURITIES BEING REGISTERED:

Common Shares

        (No par value)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of Principal Executive Offices)

(651) 665-3500

(Registrant’s Telephone Number, Including Area Code)

Copy to:	Eric J. Bentley, Esquire Assistant Secretary Securian Funds Trust 400 Robert Street North St. Paul, Minnesota 55101-2098
Michael J. Radmer, Esquire
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on May 1, 2014 pursuant to paragraph (a)(2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

Securian Funds Trust

Prospectus dated May 1, 2014

▲	SFT Advantus Bond Fund – Class 1 and Class 2
▲	SFT Advantus Index 400 Mid-Cap Fund – Class 1 and Class 2
▲	SFT Advantus Index 500 Fund – Class 1 and Class 2
▲	SFT Advantus International Bond Fund – Class 1 and
▲	Class 2
▲	SFT Advantus Managed Volatility Fund
▲	SFT Advantus Money Market Fund
▲	SFT Advantus Mortgage Securities Fund – Class 1 and Class 2
▲	SFT Advantus Real Estate Securities Fund – Class 1 and Class 2
▲	SFT Ivy® Growth Fund
▲	SFT Ivy® Small Cap Growth Fund
▲	SFT Pyramis® Core Equity Fund – Class 1 and Class 2
▲	SFT T. Rowe Price Value Fund

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Trust’s securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

Table of Contents	i

Summary Information

Summary: SFT Advantus Bond Fund

SFT Advantus Bond Fund: Investment Objective

The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.

SFT Advantus Bond Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.52%	0.77%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Summary Information	1

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$53	$167	$291	$654
Class 2	$79	$246	$428	$955

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was     % of the average value of its portfolio.

SFT Advantus Bond Fund: Principal Investment Strategies

The Fund invests primarily in a variety of investment-grade debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, “bonds” includes any debt security). These debt securities include, among other things, investment-grade corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), investment-grade asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in investment-grade debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees.

The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, credit card, manufactured housing and/or other consumer loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables). Investments by the Fund may be long-term, intermediate-term or short-term debt securities.

In selecting securities, the Fund’s investment adviser considers factors such as, but not limited to, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities.

SFT Advantus Bond Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities

2	Summary Information

selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲

Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲

Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

▲

Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.

▲

Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.

▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

Summary Information	3

SFT Advantus Bond Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 3Q 09 7.19%):
Worst Quarter (ended 4Q 08 -7.02%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year		5 Years		10 Years		Inception
Bond Fund — Class 1 (inception 2/11/08)		%	—		—			%
Bond Fund — Class 2		%		%		%	—
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		%		%		%	—

4	Summary Information

SFT Advantus Bond Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Christopher R. Sebald President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

Summary Information	5

Summary: SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 400 Mid-Cap Fund: Investment Objective

The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap® Index (the S&P 400®).

SFT Advantus Index 400 Mid-Cap Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.32%	0.57%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$33	$104	$182	$411
Class 2	$59	$184	$320	$718

6	Summary Information

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was         % of the average value of its portfolio.

SFT Advantus Index 400 Mid-Cap Fund: Principal Investment Strategies

The Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. The S&P 400® consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2014, the market capitalizations of companies included in the S&P 400® ranged from $             million to $         billion.

The Fund attempts to achieve a correlation with the S&P 400® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic conditions or markets, may invest in less than all of the common stocks included in the S&P 400®. Under normal conditions, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400®.

SFT Advantus Index 400 Mid-Cap Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 400® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 400®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 400® (or stocks within an industry heavily weighted by the S&P 400®) performs poorly.

▲	Market Risk – the risk that equity securities are subject to adverse trends in equity markets.

▲

Mid Size Company Risk – is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

▲	Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Summary Information	7

SFT Advantus Index 400 Mid-Cap Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 3Q 09 19.78%):
Worst Quarter (ended 4Q 08 -25.68%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year		5 Years		10 years		Inception
Index 400 Mid-Cap Fund — Class 1 (inception 2/11/08)		%	—		—			%
Index 400 Mid-Cap Fund — Class 2		%		%		%	—
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		%		%		%	—

8	Summary Information

SFT Advantus Index 400 Mid-Cap Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individual serves as the Fund’s primary portfolio manager:

Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

Summary Information	9

Summary: SFT Advantus Index 500 Fund

SFT Advantus Index 500 Fund: Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®).

SFT Advantus Index 500 Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.25%	0.50%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

10	Summary Information

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$25	$80	$139	$314
Class 2	$51	$159	$278	$625

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was         % of the average value of its portfolio.

SFT Advantus Index 500 Fund: Principal Investment Strategies

The Fund invests its assets in all of the common stocks included in the S&P 500®. The S&P 500® consists of 500 large cap common stocks which together represent approximately 75% of the value of the total U.S. stock market. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2014, the market capitalizations of companies included in the S&P 500® ranged from $         billion to $         billion.

The Fund attempts to achieve a correlation with the S&P 500® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. Under normal conditions, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500®.

SFT Advantus Index 500 Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 500® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly.

▲	Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

▲	Market Risk – the risk that equity securities are subject to adverse trends in equity markets.

▲	Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.

Summary Information	11

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

SFT Advantus Index 500 Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 2Q 09 15.77%):
Worst Quarter (ended 4Q 08 -22.00%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

12	Summary Information

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year		5 Years		10 Years		Inception
Index 500 Fund — Class 1 (inception 2/11/08)		%	—		—			%
Index 500 Fund — Class 2		%		%		%		%
S&P 500® Index (as adjusted for dividend reinvestment; reflects no deduction for fees, expenses or taxes)		%		%		%	—

SFT Advantus Index 500 Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individual serves as the Fund’s primary portfolio manager:

Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

Summary Information	13

Summary: SFT Advantus International Bond Fund

SFT Advantus International Bond Fund: Investment Objective

The Fund seeks to maximize current income, consistent with the protection of principal.

SFT Advantus International Bond Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.34%	0.34%
Acquired Fund Fees (1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.95%	1.20%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$97	$302	$525	$1,166
Class 2	$122	$381	$659	$1,454

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was         % of the average value of its portfolio.

14	Summary Information

SFT Advantus International Bond Fund: Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures.

The Fund invests predominantly in bonds issued by governments and government agencies located around the world. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund’s assets are invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

Although the Fund may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor’s (S&P®) or Moody’s Investors Service (Moody’s) or, if unrated, determined by the Fund’s investment manager or sub-adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade (these instruments are sometimes called “junk”). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment objective, the Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The result of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives. These derivative instruments may be used for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

In some cases derivative instruments are used for purposes that may be deemed to be speculative in nature, rather than for purposes of hedging risk. In such cases, the Fund will limit its purchase of derivatives as follows: the total notional value of currency forwards, when aggregated with currency futures, will not exceed 150% of the Fund’s total assets. The “notional value” of a derivative contract reflects it’s nominal or face amount. In comparison, the market value of a derivative contract, which is usually less, reflects the outstanding obligation under the contract.

Franklin Advisers, Inc., (“Franklin”) the Fund’s sub-adviser, allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. In determining whether to allocate Fund assets to the markets of any individual country, Franklin may consider the country’s macroeconomic and fiscal performance, policies, and outlook, as well as the current political climate. Franklin may shorten or lengthen the Fund’s duration in select markets or on an overall basis in response to interest rate changes and Franklin’s outlook for interest rates. It will allocate the Fund’s assets among permissible types of securities and instruments in accordance with the Fund’s investment restrictions and according to where Franklin believes it has found the most attractive investment opportunities for the Fund given the level of risk involved. Franklin may use forward currency exchange contracts and other derivatives for hedging purposes or other purposes. The Fund’s allocations to various markets, securities and instruments will vary over time. Franklin may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when Franklin believes another security is a more attractive investment opportunity.

Summary Information	15

SFT Advantus International Bond Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:

▲

Currency Management Strategies – the risk that currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

▲

Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing countries or emerging market countries.

▲

Developing Market Countries Risk – the risk that the Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

▲

Interest Rate Risk – the risk that, when interest rates rise, bond prices generally fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

▲

Credit Risk – the risk that an issuer of bonds may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

Lower-rated securities.    Securities rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Issuers of lower-rated or high yield, fixed-income securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due.

The prices of high yield debt securities fluctuate more than those of higher-credit-quality. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield debt securities generally are more illiquid (harder to sell) and harder to value than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.

16	Summary Information

▲

Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

▲

Derivative Instruments Risk – the risk that the performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives (such as swap agreements), there is a risk of loss because the other party to the transaction may fail to perform as promised for a variety of reasons, including because of such other party’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions.

▲

Regional Risk – is the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

▲

Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

▲	Income Risk – the risk that the Fund’s income may decline when interest rates fall or when the Fund experiences defaults on debt securities it holds.

▲

Non-Diversification Risk – the risk that, because the Fund is a non- diversified fund, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

▲	Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.

Summary Information	17

▲

Market Risk – is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

▲

Active Management Risk – is the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

SFT Advantus International Bond Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the returns of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 4Q 04 9.83%):
Worst Quarter (ended 3Q 11 -7.87%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

18	Summary Information

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year		5 Years		10 Years		Inception
International Bond Fund — Class 1 (inception 2/11/08)		%	—		—			%
International Bond Fund — Class 2		%		%		%	—
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)		%		%		%	—

SFT Advantus International Bond Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Franklin Advisers, Inc. (Franklin). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008
Canyon Chan Senior Vice President and Portfolio Manager, Franklin Templeton Fixed Income Group	August 15, 2012

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

Summary Information	19

Summary: SFT Advantus Managed Volatility Fund

SFT Advantus Managed Volatility Fund: Investment Objective

The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index (the Benchmark Index).

SFT Advantus Managed Volatility Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.16%
Acquired Fund Fees and Expenses (2)	0.13%

Total Annual Fund Operating Expenses	1.19%
Fee Waiver and/or Expense Reimbursement (3)	0.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%

(1)	Estimated expenses for the Fund’s first fiscal year.

(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s first fiscal year.

(3)	Advantus Capital Management, Inc. (“Advantus Capital”), the Fund’s investment adviser, has contractually agreed, through April 30, 2015, to waive its “management fees” or absorb “other expenses” such that the Fund’s total annual operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses,” will not exceed 0.80% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of the contract term.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year

20	Summary Information

and that the Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$352

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was         % of the average value of its portfolio.

SFT Advantus Managed Volatility Fund: Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the Advantus Index 500 Fund (S&P 500 Fund), an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The companies included in the S&P 500® are generally considered “large companies.” The Fund’s fixed income allocation will be achieved by purchasing a basket of corporate fixed income securities that are investment-grade and have other characteristics similar to the fixed income securities included in the Barclays U.S. Corporate Index.

The Fund will invest in derivative instruments, primarily S&P 500 futures contracts, to manage the Fund’s overall volatility. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500 futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500 futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500 futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds or notes, interest rate swaps, and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.

The use of futures contracts to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.

On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.

Summary Information	21

In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

SFT Advantus Managed Volatility Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the S&P 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲	Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

▲

Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.

▲

Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲

Derivatives Risk – the risk that the Fund’s investment in futures contracts, swap agreements and other derivatives may involve a small investment relative to the amount of risk assumed. The successful use of derivatives may depend on the Advantus Capital’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. If Advantus Capital is not successful in using derivatives, the Fund’s performance may be worse than if Advantus Capital did not use derivatives at all.

▲

Exchange Traded Funds Risk – is the risk that exchange traded funds (ETFs) may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

22	Summary Information

▲

Exchange Traded Notes Risk – is the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Index Performance Risk – the risk that, in connection with the Fund’s investment in the S&P 500 Fund, the Fund’s ability to replicate the performance of the S&P 500® through such investment may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the S&P 500 Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly. This is a principal risk of the S&P 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

▲

Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.

▲

Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole. This is a principal risk of the S&P 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.

▲

Leveraging Risk - the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of both the S&P 500 Fund, in which the Fund invests, and of an investment in the Fund.

▲

Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. This is a principal risk of both the S&P 500 Fund, in which the Fund invests, and of an investment in the Fund.

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because

Summary Information	23

stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

▲

Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.

▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

SFT Advantus Managed Volatility Fund: Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s blended Benchmark Index, which is comprised of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index.

SFT Advantus Managed Volatility Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
David M. Kuplic Executive Vice President and Portfolio Manager, Advantus Capital	May 1, 2013
Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	May 1, 2013

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

24	Summary Information

Summary: SFT Advantus Money Market Fund

SFT Advantus Money Market Fund: Investment Objective

The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

SFT Advantus Money Market Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.28%
Acquired Fund Fees and Expenses (1)	0.02%

Total Annual Fund Operating Expenses	0.85%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$272	$472	$1,050

Summary Information	25

SFT Advantus Money Market Fund: Principal Investment Strategies

The Fund intends to maintain a one dollar ($1.00) net asset value per share.

The Fund invests in a variety of U.S. dollar denominated money market securities, which may include domestic corporate obligations (including commercial paper, notes, bonds, asset-backed commercial paper and other asset-backed securities), securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, shares of other investment companies that qualify as money market funds, and securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. The Fund invests only in high quality securities. Generally, the Fund may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Fund only invests in securities that mature in 397 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ second highest short-term rating categories. The Fund maintains an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

SFT Advantus Money Market Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲

Credit Risk – the risk that the Fund may lose some or all of its investment because an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲	Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the Fund’s dividends.

▲

Interest Rate Risk – the risk that the value of a fixed income obligation will decline due to an increase in market interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

▲

Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that to not include such expenses.

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.

26	Summary Information

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SFT Advantus Money Market Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter (ended September 30, 2006 and June 30, 2007):	1.16%
Worst Quarter (ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012, December 30, 2012):	0.00%

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year	5 Years		10 Years
Money Market Fund	0.00%		%		%

Summary Information	27

SFT Advantus Money Market Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003
Christopher R. Sebald President, Chief Investment Officer and Portfolio Manager, Advantus Capital	April 29, 2005

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

28	Summary Information

Summary: SFT Advantus Mortgage Securities Fund

SFT Advantus Mortgage Securities Fund: Investment Objective

The Fund seeks a high level of current income consistent with prudent investment risk.

SFT Advantus Mortgage Securities Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.28%	0.28%
Acquired Fund Fees and Expenses (1)	0.03%	0.03%

Total Annual Fund Operating Expenses	0.71%	0.96%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$73	$227	$396	$884
Class 2	$98	$306	$531	$1,179

Summary Information	29

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was         % of the average value of its portfolio.

SFT Advantus Mortgage Securities Fund: Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The Fund invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In selecting securities, the Fund’s investment adviser considers factors such as, but not limited to, security pricing, prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage markets. The Fund may also engage in frequent or short-term trading of securities.

The Fund may invest in government or government-related mortgage loan pools or non-government mortgage loan pools in which the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government or government-related guarantors of mortgage-related securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may also invest in non-government mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions.

The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, credit cards, manufactured housing and/or other consumer loans), commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables) and corporate debt issued by REITs and other issuers. The Fund may also invest in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees.

SFT Advantus Mortgage Securities Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲

Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the mortgage and mortgage-finance industry.

▲

Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

30	Summary Information

▲

Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Interest Rate Risk – the risk that the value of a mortgage-backed security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

▲

Liquidity Risk – the risk that mortgage-related securities purchased by the Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

▲

Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.

▲

REIT Risk – the risk that the value of the Fund’s investment in securities issued by REITs will be adversely affected by changes in the value of the underlying property or by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.

▲

Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.

▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

Summary Information	31

SFT Advantus Mortgage Securities Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 3Q 09 4.10%):
Worst Quarter (ended 4Q 08 -7.38%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year		5 Years		10 Years		Inception
Mortgage Securities Fund — Class 1 (inception 2/11/08)		%	—		—			%
Mortgage Securities Fund — Class 2		%		%		%	—
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)		%		%		%	—

32	Summary Information

SFT Advantus Mortgage Securities Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 5, 2004
Christopher R. Sebald President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page      of this prospectus.

Summary Information	33

Summary: SFT Advantus Real Estate Securities Fund

SFT Advantus Real Estate Securities Fund: Investment Objective

The Fund seeks above average income and long-term growth of capital.

SFT Advantus Real Estate Securities Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.94%	1.19%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$96	$299	$520	$1,154
Class 2	$121	$378	$654	$1,443

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs,

34	Summary Information

which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was         % of the average value of its portfolio.

SFT Advantus Real Estate Securities Fund: Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in real estate and real estate-related securities.

“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. “Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Fund does not invest directly in real estate.

Most of the Fund’s real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) or Real Estate Operating Companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income. The Fund mostly invests in equity REITs but also invests portions of its assets in mortgage REITs and hybrid REITs. A REOC is a corporation that is similar to a REIT, except that a REOC has not taken the REIT tax election and therefore does not have a requirement to distribute any of its taxable income. REOCs are also more flexible than REITs in terms of what types of real estate investments they can make.

The Fund may invest in securities of foreign issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets.

The Fund may invest in companies of any size capitalization. In selecting securities, the Fund’s investment adviser considers factors such as a company’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition.

SFT Advantus Real Estate Securities Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲

Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.

▲

Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry.

Summary Information	35

▲

Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Interest Rate Risk – the risk that the value of a debt security or fixed income obligation, and in some cases equity securities such as equity REITs, will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

▲

Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers.

▲

Liquidity Risk – the risk that the preferred securities, debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, to errors in judgment by the investment adviser, low daily trading volumes for certain securities or other factors.

▲	Market Risk – the risk that equity securities are subject to adverse trends in equity markets.

▲	Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.

▲

Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

▲

REIT/REOC-Related Risk – the risk that the value of the Fund’s equity securities issued by REITs and REOCs will be adversely affected by changes in the value of the underlying property or, for REITs, by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.

▲

Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

36	Summary Information

SFT Advantus Real Estate Securities Fund: Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page      of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 3Q 09 30.11%):
Worst Quarter (ended 4Q 08 -37.00%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

Average Annual Total Return (for periods ending December 31, 2013)
	1 Year		5 Years		10 Years		Inception
Real Estate Securities Fund — Class 1 (inception 2/11/08)		%	—		—			%
Real Estate Securities Fund — Class 2		%		%		%	—
Wilshire US Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)		%		%		%	—

Summary Information	37

SFT Advantus Real Estate Securities Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Matthew K. Richmond Vice President and Portfolio Manager, Real Estate Securities Advantus Capital	January 2, 2014
Lowell R. Bolken Vice President and Portfolio Manager Advantus Capital	January 13, 2006

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page xxx of this prospectus.

38	Summary Information

Summary: SFT Ivy® Growth Fund

SFT Ivy® Growth Fund: Investment Objective

The Fund seeks to provide growth of capital.

SFT Ivy® Growth Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.05%

Total Annual Fund Operating Expenses	0.97%

(1)	Estimated expenses for the Fund’s first fiscal year.

Expense Example. This example is intended to help you compare the costs of investing in the shares of the Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations. Thus, no portfolio turnover is provided for the Fund.

SFT Ivy® Growth Fund: Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies that Waddell & Reed Investment Management Company

Summary Information	39

(WRIMCO), the Fund’s investment sub-adviser, believes are high-quality, growth-oriented companies with appreciation possibilities. Large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth oriented companies are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund seeks to generate solid returns while striving, when reasonably possible, to protect against downside risks.

WRIMCO primarily uses a bottom-up strategy in selecting securities for the Fund and seeks companies that it believes have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies operating in large, growing, addressable markets (generally, the potential markets for their goods and services) whose competitive market position WRIMCO believes will allow them to grow faster than the general economy. The key factors WRIMCO typically analyzes consist of: a company’s brand equity, balance sheet, proprietary technology, economies of scale, strength of management, and level of intra- and inter-industry competition; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The Fund typically holds a limited number of stocks (generally 45 to 60).

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

SFT Ivy® Growth Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲	Company Risk – A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

▲

Foreign Exposure Risk – The securities of many companies have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which a company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

▲

Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

▲

Holdings Risk – The Fund typically holds a limited number of stocks (generally 45 to 60), and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a

40	Summary Information

greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s managers invested a greater portion of the Fund’s total assets in a larger number of stocks.

▲

Large Company Risk – Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

▲	Management Risk – Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s holdings and the Fund may not perform as well as other similar mutual funds.

▲

Market Risk – Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

SFT Ivy® Growth Fund: Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s benchmark index, the Russell 1000 Growth Index.

SFT Ivy® Growth Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Waddell & Reed Investment Management Company (WRIMCO). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Daniel P. Becker, Senior Vice President, WRIMCO	May 1, 2014
Sarah C. Ross Vice President, WRIMCO	May 1, 2014
Phillip J. Sanders Senior Vice President and Chief Investment Officer, WRIMCO	May 1, 2014

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page xxx of this prospectus.

Summary Information	41

Summary: SFT Ivy® Small Cap Growth Fund

SFT Ivy® Small Cap Growth Fund: Investment Objective

The Fund seeks to provide growth of capital.

SFT Ivy® Small Cap Growth Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.11%

Total Annual Fund Operating Expenses	1.21%

(1)	Estimated expenses for the Fund’s first fiscal year.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations. Thus, no portfolio turnover is provided for the Fund.

42	Summary Information

SFT Ivy® Small Cap Growth Fund: Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of December 31, 2013, this range of market capitalizations was between approximately $36 million and $5.31 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment sub-adviser, believes there is opportunity for higher growth than in established companies or industries.

In selecting securities for the Fund, WRIMCO utilizes a bottom-up stock picking process that focuses on companies it believes have substantial long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small cap companies. WRIMCO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in revenue and sales/positive cash flows, ROIC (return on invested capital), market share, barriers to entry, operating margins, rising returns on investment, and security size and liquidity. The Fund typically holds a limited number of stocks (generally 45 to 60).

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

SFT Ivy® Small Cap Growth Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲	Company Risk – A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

▲

Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

▲

Holdings Risk – The Fund typically holds a limited number of stocks (generally 45 to 60). As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities.

▲

Liquidity Risk – Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

▲	Management Risk – Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s holdings and the Fund may not perform as well as other similar mutual funds.

Summary Information	43

▲

Market Risk – Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

▲

Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

SFT Ivy® Small Cap Growth Fund: Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s benchmark index, the Russell 2000 Growth Index.

SFT Ivy® Small Cap Growth Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Waddell & Reed Investment Management Company (WRIMCO). The following individual serves as the Fund’s primary portfolio manager:

Name and Title	Primary Manager Since
Gil C. Scott, Senior Vice President, WRIMCO	May 1, 2014

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page xxx of this prospectus.

44	Summary Information

Summary: SFT Pyramis® Core Equity Fund

SFT Pyramis® Core Equity Fund: Investment Objective

The Fund seeks long-term capital appreciation.

SFT Pyramis® Core Equity Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	—	0.25%
Other Expenses (1)	0.11%	0.11%

Total Annual Fund Operating Expenses	0.76%	1.01%

(1)	Estimated expenses for the Fund’s first fiscal year.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations. Thus, no portfolio turnover is provided for the Fund.

Summary Information	45

SFT Pyramis® Core Equity Fund: Principal Investment Strategies

The Fund seeks to achieve its investment objective by:

•

Normally investing primarily in common stocks. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in common stocks.

•	Investing in securities of companies whose value Pyramis Global Advisers, LLC (Pyramis) believes is not fully recognized by the public.

•	Investing in domestic and foreign issuers.

•

Allocating the Fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Pyramis® managers.

•	Investing in either “growth” stocks or “value” stocks.

•	Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

SFT Pyramis® Core Equity Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Stock Market Volatility – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market and different types of securities can react differently to these developments.

▲

Foreign Exposure – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

▲	Issuer-Specific Changes – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

SFT Pyramis® Core Equity Fund: Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s benchmark index, the S & P 500® Index.

46	Summary Information

SFT Pyramis® Core Equity Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Pyramis Global Advisors, LLC (Pyramis). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Chandler Willett, Global Sector Team Leader	May 1, 2014
Chad Colman, Global Sector Team Leader	May 1, 2014
Jody Simes, Global Sector Team Leader	May 1, 2014
Katharine O’Donovan, Global Sector Team Leader	May 1, 2014
Ed Field, Global Sector Team Leader	May 1, 2014
Andrew Swanson, Global Sector Team Leader	May 1, 2014
Chip Perrone, Global Sector Team Leader	May 1, 2014
Hamish Clark, Global Sector Team Leader	May 1, 2014

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page xxx of this prospectus.

Summary Information	47

Summary: SFT T. Rowe Price Value Fund

SFT T. Rowe Price Value Fund: Investment Objective

The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

SFT T. Rowe Price Value Fund: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses (1)	0.09%

Total Annual Fund Operating Expenses	1.01%

(1)	Estimated expenses for the Fund’s first fiscal year.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years
$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations. Thus, no portfolio turnover is provided for the Fund.

48	Summary Information

SFT T. Rowe Price Value Fund: Principal Investment Strategies

In taking a value approach to investment selection, at least 65% of the Fund’s total assets will normally be invested in common stocks the Fund’s investment sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), regards as undervalued. Holdings are expected to consist primarily of large-cap stocks, but may also include stocks of mid-cap and small-cap companies.

T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:

•	Low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500®, the company’s peers, or its own historical norm;

•	Low stock price relative to a company’s underlying asset values;

•	Companies that may benefit from restructuring activity; and/or

•	A sound balance sheet and other positive financial characteristics.

In pursuing its investment objective, the Fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with the Fund’s objective.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

SFT T. Rowe Price Value Fund: Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

▲

Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲

Risks of Stock Investing – Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

▲

Investment Style Risk – Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Summary Information	49

▲

Small- and Mid-Cap Stock Risk – To the extent the Fund invests in small- and medium-sized companies, it is exposed to greater volatility than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

▲

Foreign Investing Risk – This is the risk that the Fund’s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

SFT T. Rowe Price Value Fund: Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s benchmark index, the S&P 500 Index®.

SFT T. Rowe Price Value Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by T. Rowe Price Associates, Inc. (T. Rowe Price). The following individual serves as the Fund’s primary portfolio manager:

Name and Title	Primary Manager Since
Mark S. Finn Vice President and Portfolio Manager, T. Rowe Price	May 1, 2014

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Summary Information” below.

Important Additional Summary Information

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

50	Summary Information

Detailed Fund Information

This section provides important additional details about each Fund’s investment objective, principal investment strategies and related risks.

A Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. Except for the SFT Advantus Managed Volatility Fund, the SFT Ivy Growth Fund, the SFT Ivy Small Cap Growth Fund, the SFT Pyramis® Core Equity Fund and the SFT T. Rowe Price Value Fund, each Fund’s investment objective is a fundamental investment policy. Other investment restrictions that are fundamental are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is. The Trust’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s holdings of securities is available in the Statement of Additional Information.

SFT Advantus Bond Fund

The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.

The Fund’s benchmark index is the Barclays U.S. Aggregate Bond Index (the “Index”), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Fund’s investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Fund may hold securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Fund typically holds similar, but not identical securities represented in the Index. Additionally, the portfolio manager determines the appropriate security position size and the Fund will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the portfolio manager from time to time, and may vary significantly from the Index exposure.

Principal Investment Strategies. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, “bonds” includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Fund invests primarily in a variety of investment-grade debt securities which include:

▲	investment-grade corporate debt obligations and mortgage-backed securities

▲

debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds, and U.S. Treasury inflation-protection securities)

▲	investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

▲	investment-grade asset-backed securities

▲	debt obligations of U.S. banks, savings and loan associations and savings banks

Detailed Fund Information	51

The Fund will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Fund may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years).

In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize total return by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations. An additional consideration in selecting securities is the ability to obtain a readily available market price for a particular security. Advantus Capital may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Advantus Capital may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Trust’s Board of Trustees. In addition, accurate market prices may not be readily available in volatile markets, which would also necessitate fair valuation by Advantus Capital.

The Fund may also invest a portion of its assets in asset-backed securities. Asset-backed securities represent interest in pools of consumer and other loans (which may include but are not limited to manufactured housing, credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. In addition, the Fund may invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities. As of December 31, 2013, the Fund had         % of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

As a rule of thumb, a portfolio of fixed income securities (including debt, mortgage-related and asset-backed securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a fixed income portfolio experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The portfolio manager expects that under normal circumstances the effective duration of the Fund will range from four to seven years.

Other Non-Principal Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest in exchange traded U.S. Treasury futures contracts, which are a type of derivative instrument. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

52	Detailed Fund Information

The Fund may also invest a portion of its assets in CMOs. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

The Fund may invest in stripped mortgage-backed securities, which also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments. The Fund may also invest in illiquid securities, which may not exceed, at the time of purchase, 15% of the Fund’s net assets. As of December 31, 2013, the Fund had         % of its net assets invested in illiquid securities.

In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Active Management Risk ▲ Credit Risk ▲ Extension Risk ▲ Income Risk ▲ Interest Rate Risk	▲ Liquidity Risk ▲ Non-Government Securities Risk ▲ Prepayment Risk ▲ Restricted Securities Risk ▲ Short-Term Trading Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Call Risk ▲ Company Risk ▲ Currency Risk ▲ Derivatives Risk ▲ Diversification Risk	▲ Foreign Securities Risk ▲ Inflation Risk ▲ Portfolio Risk ▲ Securities Lending Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus Index 400 Mid-Cap Fund

The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).

Detailed Fund Information	53

Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. The S&P 400® consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a float-adjusted market-weighted index, with the weight of each stock in the index determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2014, the market capitalizations of companies included in the S&P 400® ranged from $         million to $         billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400®. The index is float-adjusted to reflect only shares available for public trading. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.

Advantus Capital utilizes a computer program to confirm the Fund’s S&P 400® replication and to round off security weightings.

Under normal conditions, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

S&P designates the stocks included in the S&P 400®. From time to time, S&P may add or delete stocks from the S&P 400®. Inclusion of a stock in the S&P 400® does not imply an opinion by S&P as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 400®” and “Standard & Poor’s MidCap 400®,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.

Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 400 stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 400®, each of which have economic characteristics similar to an investment in the S&P 400®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 400®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions, and may also execute trades in advance of a stock entering or exiting the S&P 400® or in advance of announced share adjustments.

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Index Performance Risk	▲ Portfolio Risk

▲ Market Risk	▲ Mid Size Company Risk
▲ Risks of Stock Investing

54	Detailed Fund Information

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Company Risk ▲ Derivatives Risk ▲ Diversification Risk ▲ Inflation Risk	▲ Investment Company Risk ▲ Non-Government Securities Risk ▲ Sector Risk ▲ Securities Lending Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus Index 500 Fund

The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The S&P 500® is a broad, unmanaged index of 500 large cap common stocks which together represent about 75% of the total U.S. stock market. It is a float-adjusted market-weighted index, with the weight of each stock in the index determined by multiplying the stock price by the number of shares of that stock available for public trading.

Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 500®. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. As of March 31, 2014, the market capitalizations of companies included in the S&P 500® ranged from $         billion to $         billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. The index is float-adjusted to reflect only shares available for public trading. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.

Advantus Capital utilizes a computer program to confirm the Fund’s S&P 500® replication and to round off security weightings.

Under normal conditions, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

Standard & Poor’s Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500®. From time to time, S&P may add or delete stocks from the S&P 500®. Inclusion of a stock in the S&P 500® does not imply an opinion by S&P as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” and “500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.

Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 500 stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 500®, each of which have economic

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characteristics similar to an investment in the S&P 500®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 500®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions, and may also execute trades in advance of a stock entering or exiting the S&P 500 or in advance of announced share adjustments.

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Index Performance Risk ▲ Large Company Risk	▲ Market Risk ▲ Portfolio Risk ▲ Risks of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Company Risk ▲ Derivatives Risk ▲ Diversification Risk ▲ Inflation Risk	▲ Investment Company Risk ▲ Non-Government Securities Risk ▲ Sector Risk ▲ Securities Lending Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus International Bond Fund

The Fund seeks to maximize current income, consistent with the protection of principal.

Principal Investment Strategies.    Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. The Fund invests predominantly in bonds issued by governments and government agencies located around the world. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund’s assets are invested in issuers located in at least three countries (including the U.S.). The Fund may also invest without limit in developing markets.

A bond represents an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency such as Standard & Poor’s (S&P®) or Moody’s Investors Service or, if unrated, determined by Franklin to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

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Many debt securities of non-U.S. issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager’s internal analysis. The Fund may invest in debt securities of any maturity, and the average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on Franklin’s outlook on changing market, economic and political conditions.

The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps); options on interest rate or bond futures, and options on interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. Franklin considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when Franklin believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the

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contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. The Fund currently intends only to be a buyer of credit default swaps.

With derivatives, Franklin attempts to predict whether an underlying investment will increase or decrease in value at some future time. Franklin considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

Portfolio Selection.    Franklin allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. In determining whether to allocate Fund assets to the markets of any individual country, Franklin may consider the country’s macroeconomic and fiscal performance, policies, and outlook, as well as the current political climate. Franklin may shorten or lengthen the Fund’s duration in select markets or on an overall basis in response to interest rate changes and Franklin’s outlook for interest rates. It will allocate the Fund’s assets among permissible types of securities and instruments in accordance with the Fund’s investment restrictions and according to where Franklin believes it has found the most attractive investment opportunities for the Fund given the level of risk involved. Franklin may use forward currency exchange contracts and other derivatives for hedging purposes or other purposes. The Fund’s allocations to various markets, securities and instruments will vary over time. Franklin may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when Franklin believes another security is a more attractive investment opportunity.

Other Non-Principal Investment Strategies.    When Franklin believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term

58	Detailed Fund Information

investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers’ acceptances and money market fund shares. Franklin also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund’s books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment objective.

Principal Risks.    An investment in the Fund is subject to the following principal risks:

Foreign Securities Risk.    Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency exchange rates.    Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies.    Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Franklin expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Franklin’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Political and economic developments.    The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices.    Brokerage commissions, withholding taxes, custodial fees and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding

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of the Fund’s assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund’s regulatory and compliance burden and/or decrease the Fund’s investor rights and protections.

Availability of information.    Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.    Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Regional.    Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

Foreign Governmental and Supranational Debt Securities Risk.    Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

Developing Markets.     The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	less social, political and economical stability;

•	smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	less transparent and established taxation policies;

•	less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property;

•	less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

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•	less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	greater sensitivity to interest rate changes;

•	increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	greater debt burdens relative to the size of the economy;

•	more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and

•	less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Interest Rate Risk.    When interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Credit Risk.    The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Debt Securities Ratings.    The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Lower-rated securities.    Securities rated below the top four ratings, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The Fund may invest up to 25% of its assets in lower-rated securities.

Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by

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rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.

High yield debt instruments generally are less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks.

Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.

Unrated debt securities.    Unrated or short-term rated debt securities determined by Franklin to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Derivatives Risk. The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If Franklin is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

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Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC instruments, such as swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument in a transaction that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if Franklin elects not to do so due to availability, cost or other factors.

Inflation-Indexed Securities Risk. Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

Income Risk. The Fund’s income may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Non-Diversification Risk. The Fund is a non-diversified fund. It generally invests a greater portion of its assets in the securities of one or more issuers, and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified portfolio might be, which may result in greater fluctuation in the value of the Fund’s shares and to a greater risk of loss. The Fund intends, however, to meet certain tax diversification requirements.

Portfolio Risk. The Fund’s performance may not meet or exceed the performance of the market as a whole.

Liquidity Risk. Liquidity risk exists when the market for particular securities or types of securities are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. Market quotations for illiquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.

Focus Risk. The greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.

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Market Risk. Equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by the Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by the Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by Franklin to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

Active Management Risk. The risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Other Non-Principal Risks. In addition to the principal risks discussed above, an investment in the Fund may also be subject to the following risks:

▲ Call Risk ▲ Euro and European Risks ▲ Extension Risk ▲ Inflation Risk	▲ Non-Agency Securities Risk ▲ Prepayment Risk ▲ Securities Lending Risk ▲ Short-Term Trading Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus Managed Volatility Fund

The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index (the Benchmark Index). This objective may be changed without shareholder approval.

The Fund’s Benchmark Index is a blend of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index, but the Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes. In connection with the Fund’s investments in fixed income securities, the Fund may hold securities in all sectors contained in the Barclays U.S. Corporate Index, but in addition may invest in positions not included in the Barclays U.S. Corporate Index.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the Advantus Index 500 Fund (S&P 500 Fund), an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The Fund’s fixed income allocation will primarily be achieved by purchasing a basket of corporate fixed income securities that are investment-grade and have other characteristics similar to the fixed income securities included in the Barclays U.S. Corporate Index. The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, or any exemptive relief therefrom.

The Fund’s investments will be utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the

64	Detailed Fund Information

amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a slower pace over a period of time. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s target asset allocation guidelines described below.

In seeking to manage the Fund’s overall volatility, the Fund will invest in derivative instruments, primarily S&P 500 futures contracts. For example, in periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500 futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500 futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500 futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds and notes, interest rate swaps, and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. For this purpose, the Fund’s annualized volatility equals the annualized standard deviation of the Fund’s daily total returns. Standard deviation is a measure of the variation or dispersion from the average daily return. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.

The use of futures contracts to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.

On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.

In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. The Fund’s investment adviser continuously monitors the liquidity of portfolio investments and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: equity index exchange traded funds or notes, options on equities, options on ETFs, options on equity index futures, total return swaps, volatility (VIX) futures contracts, common stocks and preferred stocks.

In order to achieve its fixed income exposure and further manage the Fund’s overall volatility, the Fund may also invest in other fixed income investments, including U.S Treasuries, commercial mortgage backed securities (CMBS), mortgage backed securities (MBS) and collateralized mortgage obligations (CMO).

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In addition, the Fund may invest lesser portions of its assets in other securities and financial instruments described in the Statement of Additional Information. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲    Acquired Fund Risk

▲    Active Management Risk

▲    Allocation Risk

▲    Company Risk

▲    Credit Risk

▲    Derivatives Risk

▲    Exchange Traded Funds Risk

▲    Exchange Traded Notes Risk

▲    Income Risk

▲    Index Performance Risk*

▲    Interest Rate Risk

▲    Investment Company Risk

▲    Large Company Risk*

▲    Leveraging Risk

▲    Liquidity Risk

▲    Market Risk**

▲    Portfolio Risk**

▲    Risks of Stock Investing

▲    Short Position Risk

▲    Short-Term Trading Risk

*	This is a principal risk of the Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
**	This is a principal risk of both the Index 500 Fund, in which the Fund invests, and of an investment in the Fund.

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Call Risk ▲ Extension Risk ▲ Inflation Risk ▲ Non-Government Securities Risk	▲ Pre-payment Risk ▲ Sector Risk ▲ Securities Lending Risk ▲ Short Sale Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus Money Market Fund

The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation.

Principal Investment Strategies. The Fund invests in a variety of U.S. dollar denominated money market securities, including:

▲	securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

▲

obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers’ acceptances)

▲	U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

66	Detailed Fund Information

▲	U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

▲	U.S. dollar denominated securities issued by foreign governments and companies and publicly traded in the United States

▲	obligations of supranational entities such as the International Bank for Reconstruction and Development

▲

domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds, as well as asset-backed commercial paper and other asset-backed securities)

▲	shares of other investment companies that qualify as money market funds

The Fund invests only in high quality securities. Generally, the Fund may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Fund only invests in securities that mature in 397 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ second highest short-term rating categories. The Fund maintains an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

The Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. In addition to this general liquidity requirement, the Fund must hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days.

The Fund will invest in shares of other money market funds when it cannot invest as efficiently in other money market securities or when Advantus Capital otherwise believes that the return and liquidity features of a money market fund are beneficial relative to other types of investment options. To the extent the Fund invests in shares of another money market fund, it will indirectly absorb its pro rata share of such fund’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.

The market for commercial paper and other money market securities is highly liquid, but individual securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular securities or the broader short-term debt market as a whole. In addition, the Fund may invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities. As of December 31, 2013, the Fund had     % of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Other Non-Principal Investment Strategies. In addition, the Fund may invest lesser portions of its assets in repurchase agreement and reverse repurchase agreement transactions, and in illiquid securities which, at the

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time of purchase, may not exceed 5% of its net assets. As of December 31, 2013, the Fund had         % of its net assets invested in illiquid securities.

Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Active Management Risk ▲ Credit Risk ▲ Income Risk ▲ Inflation Risk	▲ Interest Rate Risk ▲ Investment Company Risk ▲ Liquidity Risk ▲ Restricted Securities Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Diversification Risk ▲ Foreign Securities Risk	▲ Non-Government Securities Risk ▲ Stable Price Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus Mortgage Securities Fund

The Fund seeks a high level of current income consistent with prudent investment risk.

The Fund’s benchmark index is the Barclays U.S. Mortgage-Backed Securities Index (the “Index”). The Index is an unmanaged benchmark composite which covers the mortgage-backed pass through securities of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Index includes fixed-rate and hybrid ARM pass through securities. The Fund has invested in and continues to invest in securities that are not included in the Index, including CMOs, asset-backed securities, and commercial mortgage-backed securities. At times, a very substantial percentage of securities held by the Fund may be securities not included in the Index. Additionally, the portfolio manager determines the appropriate security position size and the Fund will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure for the Fund is determined by the portfolio manager, and may vary significantly from the Index exposure.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Fund invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Fund may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including, but not limited to, security pricing, prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (i.e., residential versus commercial real estate) and the type of underlying mortgage loan (i.e., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances. An additional consideration in selecting securities is

68	Detailed Fund Information

the ability to obtain a readily available market price for a particular security. Advantus Capital may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Advantus Capital may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Trust’s Board of Trustees. In addition, accurate market prices may not be readily available in volatile markets, which would also necessitate fair valuation by Advantus Capital.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Fund may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities. As of December 31, 2013, the Fund had         % of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or “passed through” to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In “pass through” mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans.

The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government or government-related guarantors of mortgage-related securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Although FNMA and FHLMC may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers). In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC. GNMA securities are supported by the U.S. Treasury.

The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non- governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Fund may also invest a portion of its assets in asset-backed securities and in corporate debt issued by real estate investment trusts (REITs) and other issuers. Asset-backed securities usually represent interests in pools of consumer and other loans (which may include but are not limited to trade, manufactured housing, credit card

Detailed Fund Information	69

or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receives favorable tax treatment provided it meets certain conditions.

As a rule of thumb, a portfolio of fixed income securities (including mortgage- related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a fixed income portfolio experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The portfolio manager expects that under normal circumstances the effective duration of the Fund will range from one to seven years.

Other Non-Principal Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest to a limited extent in exchange traded U.S. Treasury futures contracts, which are a type of derivative instrument. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may also invest a portion of its assets in CMOs. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

The Fund may invest in stripped mortgage-backed securities, which also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments. The Fund may also invest in illiquid securities, which may not exceed, at the time of purchase, 15% of the Fund’s net assets. As of December 31, 2013, the Fund had         % of its net assets invested in illiquid securities.

In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

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Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Active Management Risk ▲ Concentration Risk ▲ Credit Risk ▲ Extension Risk ▲ Income Risk ▲ Interest Rate Risk	▲ Liquidity Risk ▲ Non-Government Securities Risk ▲ Prepayment Risk ▲ REIT Risk ▲ Restricted Securities Risk ▲ Short-Term Trading Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Derivatives Risk ▲ Diversification Risk ▲ Foreign Securities Risk ▲ Inflation Risk	▲ Portfolio Risk ▲ Securities Lending Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Advantus Real Estate Securities Fund

The Fund seeks above average income and long-term growth of capital.

Principal Investment Strategies. Under normal circumstances, at least 80% of the Fund’s net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate.

“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), Real Estate Operating Companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

“Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Fund’s real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and

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leasehold ownership of land and mortgages. The Fund mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

The Fund may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment’s potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

The Fund may invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets.

Other Non-Principal Investment Strategies. The Fund may also invest in exchange-traded funds (ETFs) that replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. The Fund may also invest in leveraged ETFs that attempt to provide enhanced performance, or inverse performance, on such indices or baskets. Enhanced or inverse return ETFs present greater opportunities for investment gains but also present correspondingly greater risk of loss. For instance, if the Fund invests in a leveraged ETF that attempts to double the return of an index, the ETF’s value would increase or decrease approximately twice the percentage of the underlying index. If the Fund invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF’s value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.

The Fund may write (sell) covered call options. Writing covered calls is an options strategy where the Fund holds a long position in a security and writes (sells) call options on that same security in an attempt to generate increased income. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry as described in the Statement of Additional Information. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

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Principal Risks. An investment in the Fund is subject to the following principal risks:

▲ Active Management Risk ▲ Company Risk ▲ Concentration Risk ▲ Foreign Securities Risk ▲ Income Risk ▲ Interest Rate Risk ▲ Limited Universe Risk	▲ Liquidity Risk ▲ Market Risk ▲ Portfolio Risk ▲ Real Estate Risk ▲ REIT/REOC-Related Risk ▲ Risks of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:

▲ Credit Risk ▲ Derivatives Risk ▲ Diversification Risk ▲ Exchange Traded Funds Risk ▲ Extension Risk ▲ Inflation Risk ▲ Large Company Risk	▲ Leveraging Risk ▲ Mid Size Company Risk ▲ Non-Government Securities Risk ▲ Prepayment Risk ▲ Sector Risk ▲ Securities Lending Risk ▲ Short-Term Trading Risk ▲ Small and Micro-Cap Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT Ivy® Growth Fund

The Fund seeks to provide growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by what WRIMCO believes are high-quality, growth-oriented large cap or mid cap U.S. and, to a lesser extent, foreign companies with appreciation possibilities. The Fund seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. WRIMCO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S.

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companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

▲ Company Risk ▲ Foreign Exposure Risk ▲ Growth Stock Risk ▲ Holdings Risk	▲ Large Company Risk ▲ Management Risk ▲ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

▲ Derivatives Risk ▲ Foreign Securities Risk	▲ Mid Size Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional information is provided in the Statement of Additional Information.

SFT Ivy® Small Cap Growth Fund

The Fund seeks to provide growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its objective to provide growth of capital by investing primarily in common stocks of small cap companies positioned in new or emerging industries where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes to be higher-quality companies. WRIMCO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a strong niche player, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, or that focuses on organic growth. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth.

The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

Small cap companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of December 31, 2013, this range of market

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capitalizations was between approximately $36 million and $5.31 billion. The Fund considers a company’s capitalization at the time the Fund acquires the company’s securities. Equity securities of a company whose capitalization exceeds the small cap range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Fund also may invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Fund may invest in: securities convertible into common stocks; preferred stocks; and debt securities, that are mostly of investment grade.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund may have an indirect exposure to foreign markets through investments in these companies.

The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small cap securities. The Fund may also invest in derivatives, including options, both written and purchased, on individual equity securities owned by the Fund in seeking to hedge market risk on equity securities, as well as to increase exposure to various equity sectors and markets.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund also may invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

▲ Company Risk ▲ Growth Stock Risk ▲ Holdings Risk ▲ Liquidity Risk	▲ Management Risk ▲ Market Risk ▲ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

▲ Derivatives Risk ▲ Foreign Exposure Risk ▲ Foreign Securities Risk ▲ Initial Public Offering Risk	▲ Investment Company Securities Risk ▲ Large Company Risk ▲ Mid Size Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

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SFT Pyramis® Core Equity Fund

The Fund seeks long-term capital appreciation.

Principal Investment Strategies. Pyramis normally invests the Fund’s assets primarily in common stocks. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in common stocks.

Pyramis invests the Fund’s assets in securities of companies whose value it believes is not fully recognized by the public. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

Pyramis may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis allocates the Fund’s assets across different market sectors, using different Pyramis® managers to handle investments within each sector. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities.

Pyramis expects the Fund’s sector allocations will approximate the sector weightings of the S & P 500® Index, a broadly diversified measure of the performance of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. While Pyramis may overweight or underweight one or more sectors from time to time, Pyramis expects the returns of the Fund to be driven primarily by the security selections of the managers of each sector.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, Pyramis may lend the Fund’s securities to broker-dealers or other institutions to earn income for the Fund.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

If Pyramis strategies do not work as intended, the Fund may not achieve its objective.

Description of Principal Security Types. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in

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which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

SFT T. Rowe Price Value Fund

The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

More Information About the Fund and its Investment Risks. Generally, careful selection of stocks having value characteristics can, over time, limit the downside risk of a value-oriented portfolio compared with the broad market.

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In addition, stocks whose prices are below a company’s intrinsic value may offer the potential for substantial capital appreciation.

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly.

Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price.

Some of the principal measures used to identify such stocks are:

Price/earnings ratio. Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

Price/book value ratio. Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.

Price/sales ratio. Dividing the market value of equity, or current market capitalization (number of shares outstanding multiplied by share price), of a company by the company’s total annual sales or revenue generates a price/sales or P/S ratio. It is a tool used to evaluate a stock or compare a company against other similar companies, wherein a lower P/S ratio is considered better. The price/sales ratio is a measurement often used in valuing companies for acquisition.

Dividend yield. A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity. A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

Price/cash flow. Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.

Undervalued assets. This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

Restructuring opportunities. Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.

Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some

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other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

As with any mutual fund, there is no guarantee the Fund will achieve its objective. The Fund’s share price fluctuates, which means an investor could lose money when selling shares of the Fund. Some particular risks affecting the Fund include the following:

As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political, social, or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for any industry or company may deteriorate because of a variety of factors, including the disappointing earnings or changes in the competitive environment. In addition, T. Rowe Price’s assessment of companies held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Small- and mid-sized company stocks are typically more volatile than larger ones.

Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas.

One of the principal tools used to try to reduce the Fund’s overall risk level is T. Rowe Price’s intensive research when evaluating a company’s prospects and selecting investments for the Fund’s portfolio.

While most assets will be invested in common stocks, the Fund may employ other strategies that are not considered part of the Fund’s principal investment strategies. From time to time, the Fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the Fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Fund and maintain liquidity while being invested in the market. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the futures contract’s underlying assets.

The use of futures or other derivatives, if any, exposes the Fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the Fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Recent legislation calls for a new regulatory framework for the derivatives markets. The full extent and impact of new regulations are not certain at this time. New regulations have made the use of derivatives by funds more

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costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by funds.

Investment Policies and Practices. Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, Fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about Fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other Fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in Fund holdings, Fund performance, and the contribution of various investments to Fund performance are discussed in the shareholder reports.

The Fund’s portfolio manager has considerable discretion in choosing investment strategies and selecting securities the manager believes will help achieve Fund objectives.

Types of Portfolio Securities. In seeking to meet its investment objective, Fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. However, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. The following pages describe various types of Fund holdings and investment management practices.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described as follows.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the Fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities and Warrants. Investments may be made in debt or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at

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rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Foreign Securities. Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets. The Fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

As an operating policy, Fund investments in foreign securities are limited to 25% of total assets. Subject to the overall limit on Fund investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Debt Instruments. The Fund may invest in bonds and debt securities of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. These investments will be made in companies, municipalities, or entities that meet fund investment criteria. Such investments may have a fixed, variable, or floating interest rate. The price of a bond or fixed rate debt security usually fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Investments involving below investment-grade issuers or borrowers can be more volatile and have greater risk of default than investment-grade bonds. Certain of these investments may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.

As an operating policy, Fund investments in noninvestment-grade debt securities (“junk” bonds) and loans are limited to 10% of total assets. Fund investments in convertible securities are not subject to this limit.

Futures and Options. Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the Fund’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indexes. The Fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the Fund’s transaction costs and portfolio turnover rate.

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Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Fund’s total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

As an operating policy, initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the Fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

As an operating policy, Fund investments in hybrid instruments are limited to 10% of total assets.

Currency Derivatives. In connection with investments in foreign securities, the Fund may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the Fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Fund were to engage in any of these foreign currency transactions, it would be primarily to protect its foreign securities from adverse currency movements relative to the U.S. dollar. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the Fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies. The Fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of another investment company, the Fund must pay its pro-rata share of that investment company’s fees and expenses. The Fund’s investments in other investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

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Illiquid Securities. Some Fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the Fund may only be able to sell such securities at prices substantially less than what it believes they are worth.

As an operating policy, Fund investments in illiquid securities are limited to 15% of net assets.

Other Types of Investment Management Practices. The Fund may also engage in the following investment management practices:

Reserve Position. A certain portion of Fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of a money fund or short-term bond fund; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on the Fund’s holdings in reserves. If the Fund has significant holdings in reserves, it could compromise the Fund’s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Fund, and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Lending of Portfolio Securities. The Fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.

Additional investment and risk information is provided in the Statement of Additional Information.

Investment Practices Common to the Funds

In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, a Fund may not always achieve its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.

Defining Risks

Investment in each Fund involves risks. A Fund’s yield and price are not guaranteed, and the value of an investment in a Fund will go up or down. The value of an investment in a particular Fund may be affected by the risks of investing in that Fund as identified for each Fund in “Detailed Fund Information” above. The following glossary describes those identified risks associated with investing in the Funds.

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Acquired Fund Risk – is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the S&P 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.

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Active Management Risk – is the risk that the investment adviser’s or investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

▲	Allocation Risk – is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

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Call Risk – is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s income.

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Company Risk – is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. In addition, the volatility of a company’s income or share price may be greater because of the amount of leverage on the company’s balance sheet.

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Concentration Risk – is the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry. The Mortgage Securities and Real Estate Securities Funds each concentrates its investments in a single industry.

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Credit Risk – is the risk that an issuer of a debt security, asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security’s or obligation’s liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment adviser’s or sub-adviser’s analysis of credit risk more heavily than usual.

Debt securities ratings. The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Recently, legislation and regulations to reform rating agencies have been proposed and may adversely impact the Fund’s investments or investment process.

Lower-rated securities. Securities rated below the top four ratings (below Aaa to Baa3 for Moody’s and AAA to BBB- for Standard & Poor’s), sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default.

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Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominately speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests.

Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.

Unrated Debt Securities. Unrated or short-term rated debt securities determined by the Fund’s investment adviser or sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

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Currency Risk – is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

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Derivatives Risk – is the risk associated with investing in a financial contract whose value depends on, or is derived from, the value of an underlying currency, security, reference rate, or index. A Fund typically

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uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also invest in derivatives such as exchange traded futures contracts solely to help stay fully invested and to reduce transaction costs, or to manage volatility in its portfolio. Derivatives may also be used for leverage, in which case their use would likely accentuate a particular risk related to the derivative. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the portfolio manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction (with respect to OTC instruments, including swap agreements and forward currency contracts) does not perform as promised, including because of such exchange or counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. While a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the portfolio manager elects not to do so due to availability, cost or other factors.

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Diversification Risk – is the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio. A Fund (other than International Bond Fund) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Fund is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, International Bond Fund may particularly be subject to diversification risk since the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

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Euro and European Risks – Seventeen nations in Europe use a common currency known as the Euro. (These 17 countries are referred to as the “Euro-zone.”) There have been recent developments which raise the possibility of one or more countries leaving the Euro-zone. The “break-up” of the Euro-zone (or even the threat of this occurring) could have a substantial adverse impact on the Euro-zone countries, the rest of Europe, and the global economy, as well as entities (such as banks, investment companies and other financial institutions) which have exposure to Euro-zone countries. Recently, a number of nations in Europe (both within and outside of the Euro-zone) have been downgraded or given “negative outlooks” by the rating agencies, which enhances the credit risk of purchasing securities issued by such countries.

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Exchange Traded Funds Risk – is the risk that a Fund that invests in exchange traded funds (ETFs) may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

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Exchange Traded Notes Risk – is the risk that a Fund that invests in exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.

▲	Extension Risk – is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

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Focus Risk – is the risk that the greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.

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Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without

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the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

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Foreign Securities/Exposure Risk – is the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

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Growth Stock Risk – is the risk that prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

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Holdings Risk – is the risk that when a Fund typically holds a limited number of stocks and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s managers invested a greater portion of the Fund’s total assets in a larger number of stocks.

▲	Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

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Index Performance Risk – is the risk that the Fund’s ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index’s sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees and other expenses. A Fund’s performance may also be adversely affected if a particular stock in an index (or stocks within an industry heavily weighted by an index) performs poorly.

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Inflation Risk – is the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends. Fixed-rate debt and preferred equity securities may be more susceptible to this risk than floating-rate debt securities or common equity securities, whose value and dividends may increase in the future.

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Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

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Initial Public Offering Risk – Investments in IPOs can have a significant positive impact on the Fund’s performance; however any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy

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only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.

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Interest Rate Risk – is the risk that the value of a debt security, mortgage-backed security or fixed income obligation, and in some cases equity securities such as equity REITs, will decline due to an increase in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. When market interest rates have been high or low for quite some time, an upward or downward movement in interest rates could be sudden and not well anticipated by the market or the Fund’s investment advisor or both. Such an up or down swing in interest rates could negatively impact the Fund’s performance to a greater extent than would be typical during normal market conditions.

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Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that to not include such expenses.

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Investment Style Risk – is the risk that different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The SFT T. Rowe Price Value Fund, a fund with a value approach to investing, could underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

▲	Issuer-Specific Changes – the risk that the value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

▲	Large Company Risk – is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

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Leveraging Risk – is the risk that certain Fund transactions, such as transactions in derivative instruments or leveraged ETFs, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

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Limited Universe Risk – is the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.

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Liquidity Risk – is the risk that a security purchased by a Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

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Management Risk – is the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings and the Fund may not perform as well as other similar mutual funds.

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Market Risk – is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic

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conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub- adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

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Mid Size Company Risk – is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

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Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

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Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub- adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.

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Prepayment Risk – is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

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Real Estate Risk – is the risk that the value of the Fund’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage or other financing, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

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Regional Risk – is the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of

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economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

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REIT/REOC-Related Risk – is the risk that the value of the Fund’s equity REIT and REOC securities will be adversely affected by changes in the value of the underlying property or business operations of the REIT or REOC. In addition, the value of equity REITs or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940. In addition, REITs may be limited in their ability to maintain sufficient short-term liquidity in the event of an unforeseen or sudden decline in asset values and/or income because REITs are required to limit the amount of cash retained from business activities in order to maintain their REIT status under the Internal Revenue Code. REITs are also at risk of any adverse changes in laws and/or rules related to REIT tax status.

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Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.

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Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

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Sector Risk – is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

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Securities Lending Risk – is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund’s investment adviser or sub-adviser has determined are creditworthy. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.

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Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.

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Short Sale Risk – the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

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Short-Term Trading Risk – is the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Fund’s transaction costs. Factors that can lead to short-term trading include market volatility, a significant

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positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

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Small and Micro-Cap Company Risk – is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies’ small size, limited business product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

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Stable Price Risk – is the risk that the Money Market Fund will not be able to maintain a stable share price of $1.00. There may be situations where the Fund’s share price could fall below $1.00, which would reduce the value of an investor’s account.

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Stock Market Volatility – is the risk that stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market and different types of securities can react differently to these developments.

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Sub-Prime Mortgage Risk – is the risk that an issuer of a security will not make payments on the security when due, or the value of such security will decline, because the issuer owns (or has exposure to) mortgage notes (or other obligations) payable by “sub-prime” or “Alt A” borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets, but not as liberal as those for sub-prime borrowers. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to- income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Sub-prime loans are loans to borrowers displaying one or more of these characteristics at the time of origination or purchase. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers.

Various types of mortgage-related securities exist — such as collateralized mortgage obligations and structured investments — which may invest substantially in obligations of sub-prime or Alt A borrowers. Such securities may be rated investment grade and even AAA or A-1/P-1, but are nonetheless subject to the risk of precipitous downgrades, and even default, if borrowers are delinquent or in default.

Securities which invest substantially in obligations of sub-prime or Alt A borrowers are more likely to present valuation problems, and are more likely to become less liquid (or even illiquid), than securities which do not invest substantially in obligations of sub-prime or Alt A borrowers.

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Management of the Funds

Advantus Capital Management, Inc.

The investment adviser of each of the Funds is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Trust’s and its predecessor’s assets since May 1, 1997. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (“Advantus Series Fund”) pursuant to a Plan of Reorganization. In connection with this, each Portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012.

Since its inception in 1994, Advantus Capital has also managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life), and has provided investment sub-advisory services for various unaffiliated mutual funds. Advantus Capital manages the Trust’s investments and furnishes all necessary office facilities, equipment and personnel for servicing the Trust’s investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc. (SFG), which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life’s investment portfolio. In addition, SFG serves as administrative services agent to the Trust.

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission (SEC) allowing them to use a “manager of managers” strategy related to management of the Trust. Under this strategy, Advantus Capital may select new Fund investment sub-advisers upon the approval of the Trust’s Board of Trustees and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. The shareholders of each Fund, except SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund (the New Funds), have approved the use of the manager of managers order. Each of the New Funds is a replacement portfolio for two or more existing portfolios. The existing portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (Contracts) issued by Minnesota Life Insurance Company and its affiliate, Securian Life Insurance Company. On May 1, 2014, assets attributable to existing portfolios held under the Contracts were moved to replacement portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the SEC. As a condition to the SEC granting the substitution order, the New Funds may not rely on the manager of managers order without first obtaining shareholder approval. In any event, Trust shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Fund shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Trust has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve that Fund’s investment objective.

Franklin Advisers, Inc.

The investment sub-adviser of the SFT Advantus International Bond Fund is Franklin Advisers, Inc. (Franklin), One Franklin Parkway, San Mateo, California 94403-1906. Franklin and its affiliates manage over $870 billion in assets. Franklin provides investment advice and generally conducts the investment management program for the Advantus International Bond Fund.

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Waddell & Reed Investment Management Company

The investment sub-adviser of the SFT Ivy® Growth Fund and the SFT Ivy® Small Cap Growth Fund is Waddell & Reed Investment Management Company (WRIMCO), 6300 Lamar Avenue, Overland Park, KS 66202-4247. WRIMCO and its affiliates manage over $            in assets. WRIMCO provides investment advice and generally conducts the investment management program for the SFT Ivy® Growth Fund and the SFT Ivy® Small Cap Growth Fund.

Pyramis Global Advisors, LLC

The investment sub-adviser of the SFT Pyramis® Core Equity Fund is Pyramis Global Advisors, LLC (Pyramis), 900 Salem Street, Smithfield, RI 02917. Pyramis and its affiliates manage over $            in assets. Pyramis provides investment advice and generally conducts the investment management program for the SFT Pyramis® Core Equity Fund.

T. Rowe Price Associates, Inc.

The investment sub-adviser of the SFT T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price and its affiliates manage over $            in assets. T. Rowe Price provides investment advice and generally conducts the investment management program for the SFT T. Rowe Price Value Fund.

Advisory Fees

The Trust pays Advantus Capital monthly fees calculated on an annual basis for each Fund. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Advantus Capital by each Fund, including the predecessor entity of each Fund, during 2013, as a percentage of average daily net assets, was as follows:

Portfolio	Aggregate Fee Paid During 2013
SFT Advantus Bond Fund	0.40%
SFT Advantus Index 400 Mid-Cap Fund	0.15%
SFT Advantus Index 500 Fund	0.15%
SFT Advantus International Bond Fund	0.60%
SFT Advantus Managed Volatility Fund
SFT Advantus Money Market Fund	0.30%
SFT Advantus Mortgage Securities Fund	0.40%
SFT Advantus Real Estate Securities Fund	0.70%
SFT Ivy® Growth Fund	n/a
SFT Ivy® Small Cap Growth Fund	n/a
SFT Pyramis® Core Equity Fund	n/a
SFT T. Rowe Price Value Fund	n/a

A discussion regarding the basis of the approval by the Board of Trustees of the Trust in January 2013, of the Investment Advisory Agreement with Advantus Capital and the Investment Sub-Advisory Agreement with Franklin is available in the Semiannual Report to Shareholders for the period ended June 30, 2013. An updated discussion regarding the most recent such approval of both the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with each sub-adviser by the Trust’s Board of Trustees, on January 30, 2014, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2014.

94	Management of the Funds

SFT Advantus Managed Volatility Fund Expense Waivers. Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Fund (the “Fund”), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2015. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

SFT Advantus Money Market Fund Expense Waivers. Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Advantus Money Market Fund (the “Fund”), Advantus Capital Management, Inc. (Advantus Capital) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the “Expense Waiver”) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2013, Advantus Capital and Securian Financial have collectively waived $            pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc, of which $            was eligible for recovery by Advantus Capital and Securian Financial as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2015, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees.

Portfolio Managers

The following persons serve as the primary portfolio managers for the Funds (the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust):

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Advantus Bond	Christopher R. Sebald President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003	President and Chief Investment Officer since October 2012, previously Executive Vice President and Chief Investment Officer since July 2007, Advantus Capital

Management of the Funds	95

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005	Vice President and Portfolio Manager — Total Return since August 2003, Advantus Capital
	David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005	Vice President and Portfolio Manager since April 2004, Advantus Capital
SFT Advantus Index 400 Mid-Cap	James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999	Index Funds Portfolio Manager since June 1999, Advantus Capital
SFT Advantus Index 500	James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999	Index Funds Portfolio Manager since June 1999, Advantus Capital
SFT Advantus International Bond	Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008	Portfolio Manager/Research Analyst of Franklin since 2001, Senior Vice President of Franklin since 2007
	Canyon Chan Senior Vice President and Portfolio Manager, Franklin Templeton Fixed Income Group	August 15, 2012	Senior Vice President and Portfolio Manager, Franklin Templeton Fixed Income Group since 2007
SFT Advantus Managed Volatity	David M. Kuplic Executive Vice President and Portfolio Manager, Advantus Capital	May 1, 2013	Executive President and Director since July 2007, Advantus Capital, and President, Securian Funds Trust since July 2011
	Craig M. Stapleton Vice President and Portfolio Manager, Advantus Capital	May 1, 2013	Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010-2012, and Quantitative Research Analyst 2005-2010, Advantus Capital
SFT Advantus Money Market	Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003	Vice President and Portfolio Manager — Total Return since August 2003, Advantus Capital
	Christopher R. Sebald President, Chief Investment Officer and Portfolio Manager, Advantus Capital	April 29, 2005	President and Chief Investment Officer since October 2012, previously Executive Vice President and Chief Investment Officer since July 2007, Advantus Capital
SFT Advantus Mortgage Securities	David W. Land Vice President and Portfolio Manager, Advantus Capital	April 5, 2004	Vice President and Portfolio Manager, Total Return since April 2004, Advantus Capital
	Christopher R. Sebald President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003	President and Chief Investment Officer since October 2012, previously Executive Vice President and Chief Investment Officer since July 2007, Advantus Capital

96	Management of the Funds

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Advantus Real Estate Securities	Matthew K. Richmond Vice President and Portfolio Manager, Real Estate Securities Advantus Capital	January 2, 2014	Vice President and Portfolio Manager, Real Estate Securities since December, 2013, Advantus Capital; Portfolio Manager, Principal Real Estate Investors, 2008 to December 2013
	Lowell R. Bolken Vice President and Portfolio Manager Advantus Capital	January 13, 2006	Associate Portfolio Manager September 2005 to March 2012, Vice President and Portfolio Manager since March 2012, Advantus Capital
SFT Ivy® Growth Fund	Daniel P. Becker, Senior Vice President, WRIMCO	May 1, 2014	Portfolio Manager, Waddell & Reed Advisors Vanguard Fund since July, 1997; Portfolio Manager, Ivy Large Cap Growth Fund since June, 2000; Co-portfolio manager of the large cap growth product suite since July 2006, comprising institutional accounts, Waddell & Reed Advisors Vanguard Fund, Ivy Large Cap Growth Fund and Ivy Funds VIP Growth.
	Sarah C. Ross Vice President, WRIMCO	May 1, 2014	Portfolio Manager of the Waddell & Reed Advisors Tax-Managed Equity Fund since January, 2009. Portfolio Manager of the Ivy Tax-Managed Equity Fund since May, 2009. Assistant portfolio manager to Large Cap Growth institutional accounts since February, 2006.
	Phillip J. Sanders Senior Vice President and Chief Investment Officer, WRIMCO	May 1, 2014	Portfolio Manager, Ivy Funds VIP Growth (formerly W&R Target Funds Growth Portfolio) since January, 1997. Portfolio manager, Waddell & Reed Advisors Vanguard Fund since July, 1997; Portfolio Manager, Ivy Large Cap Growth Fund since June, 2000; Co-portfolio manager of the large cap growth product suite since July, 2006, comprising institutional accounts, Waddell & Reed Advisors Vanguard Fund, Ivy Large Cap Growth Fund and Ivy Funds VIP Growth.
SFT Ivy® Small Cap Growth Fund	Gil C. Scott, Senior Vice President, WRIMCO	May 1, 2014	Portfolio Manager of Waddell & Reed Advisor’s Small Cap Fund and Ivy Small Cap Growth Fund since August, 2003; lead Portfolio Manager of small cap growth institutional accounts since 2010.
SFT Pyramis® Core Equity Fund	Chandler Willett, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Chander Willett is the Lead Portfolio Manager of this team. Associated with Pyramis since 2006.
	Chad Colman, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Chad Colman is a Global Sector Team Leader covering the Global Industrials Sector. Mr. Colman joined Pyramis in 2009 as a research analyst for the Industrials sector. Prior to joining Pyramis, Mr. Colman served as a senior analyst at RiverSource Investments (formerly American Express Financial Advisors).

Management of the Funds	97

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Jody Simes, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Jody Simes is a Global Sector Team Leader and has managed the global materials sector portfolio since 2006 and was named the manager of the global energy sector portfolio in 2011.
	Katharine O’ Donovan, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Katharine O’Donovan is a Global Sector Team Leader covering the Financials sector. Ms. O’Donovan joined Pyramis in May 2008 as a research analyst for the European bank sector.
	Ed Field, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Ed Field is a Global Sector Team Leader covering the Utilities and Telecommunications sectors. Mr. Field joined Pyramis in 2008 as a research analyst covering the telecommunications sector.
	Andrew Swanson, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Andrew Swanson is a Global Sector Team Leader covering the Healthcare sector. Mr. Swanson joined Pyramis in 2008 as a pharmaceutical analyst.
	Chip Perrone, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Chip Perrone is a Global Sector Team Leader covering the Consumer Discretionary sector. In October 2010, Mr. Perrone joined the consumer discretionary team. Before assuming the team lead role, his research focus had been U.S. automotive, gaming and lodging, household durables, cruise companies and Latin American consumer discretionary names. Prior to joining the consumer discretionary team, Chip was a member of the International Value portfolio management team at Pyramis. His fundamental research coverage included the consumer discretionary, consumer staples, and health care sectors.
	Hamish Clark, Global Sector Team Leader	May 1, 2014	Global Sector Team Leader for Core Equity Fund since May 2014. Hamish Clark is a Global Sector Team Leader covering the Consumer Staples sector. Mr. Clark joined Pyramis in 2008 as a research analyst covering the consumer staples sector.
SFT T. Rowe Price Value Fund	Mark S. Finn Vice President and Portfolio Manager, T. Rowe Price	May 1, 2014	Equity Research Analyst and Portfolio Manager (beginning in 2009), T. Rowe Price

98	Management of the Funds

Distribution Arrangements

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain separate accounts of Minnesota Life in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Securian Financial Services, Inc. (Securian Financial) serves as the underwriter of the Trust’s shares.

The Trust has issued a separate series of its common stock for each Fund. Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, and SFT T. Rowe Price Value Fund each offers shares in only one class. Different expenses apply to Class 1 and Class 2 shares.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, and SFT T. Rowe Price Value Fund (“Covered Funds”). Each Covered Fund pays distribution fees equal to .25% per annum of the average daily net assets of the Fund. These fees are paid out of the Covered Fund’s assets on an on-going basis, which affects the Covered Fund’s share price, and, over time, increases the cost of an investment in the Covered Fund. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Covered Fund more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial, the Trust’s underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund’s shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.

Payments to Insurance Companies

Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Trust’s Funds, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Advantus Capital may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Trust’s Funds. These services may indirectly benefit the Trust and the fees paid by Advantus Capital are in addition to any fees that may be paid by the Trust for these or other types of services. Advantus Capital currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Funds held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the SFT Advantus Real Estate Securities Fund, and .05% per annum for Class 1 and Class 2 shares of the SFT Advantus Bond, SFT Advantus Mortgage Securities, SFT Advantus Index 400 Mid-Cap and SFT Advantus Index 500 Funds, except for a payment equal to .10% per annum for Class 1 shares of the SFT Advantus Index 500 Fund held in connection with a designated policy. In the case of shares of the

Distribution Arrangements	99

SFT Advantus Managed Volatility Fund held in connection with such policies and contracts, payments range from .10% to .20% depending on the level of net assets attributable to such shares and the level of Management Fee Waivers and other expense reimbursements made by Advantus Capital in connection with such Fund. In the case of shares of SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund (both Class 1 and Class 2 shares), and SFT T. Rowe Price Value Fund held in connection with such policies and contracts, payments equal .20% per annum. The amount of any payments described in this paragraph is determined by Advantus Capital, and all such amounts are paid out of Advantus Capital’s available assets and not by the Trust. As a result, the total expense ratio of any Fund will not be affected by any such payments.

100	Distribution Arrangements

Shareholder Information

Determination of Net Asset Value

Net asset value (NAV) for one Fund share is equal to the Fund’s total investments less any liabilities divided by the number of Fund shares. To determine NAV, a Fund (other than SFT Advantus Money Market Fund) generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. A Fund may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of such Fund shares may change on days when an investor will not be able to purchase or sell Fund shares. NAV is generally calculated as of the close of normal trading on the New York Stock Exchange (NYSE), typically 3:00 p.m. Central time. NAV is not calculated on: (a) days in which changes in a Fund’s investment portfolio do not materially change the Fund’s NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Trust’s Board of Trustees and in accordance with Board-approved valuation policies and procedures. A Fund’s investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received based on market quotations. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, fair value pricing cannot eliminate the possibility of frequent trading (see “Excessive Trading” below).

Securities in SFT Advantus Money Market Fund’s investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument.

Buying Shares

Fund shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain of Minnesota Life’s separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. In all cases, Fund shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Trust’s shares.

Shareholder Information	101

Eligible investors may purchase Fund shares on any day the NYSE is open for business. The price for Fund shares is equal to the Fund’s NAV. The price for shares of Money Market Fund will normally be $1.00. However, there is no assurance that Money Market Fund will maintain the $1.00 NAV.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Trust. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

Selling Shares

Fund shares will be sold on any day the NYSE is open for business, at the NAV next calculated after a sale order is received by the Trust. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Trust does not impose a redemption fee in connection with such transactions. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details.

Exchanging Shares

Owners of the variable life insurance policies and variable annuity contracts (contract owners) who invest in the Trust may exchange Class 1 shares or Class 2 shares of a Fund for Class 1 shares or Class 2 shares, respectively of other Funds (or for the SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, or SFT T. Rowe Price Value Fund). Shares in the SFT Advantus Managed Volatility Fund, Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, or SFT T. Rowe Price Value Fund acquired in an exchange for Class 1 shares or Class 2 shares may be re-exchanged for Class 1 shares or Class 2 shares, respectively. Class 1 shares cannot be exchanged for Class 2 shares, nor can Class 2 shares be exchanged for Class 1 shares. If, however, a variable contract initially offers only Class 2 shares of a Fund and is later amended to offer only Class 1 shares of the same Fund, then the owner of such a contract may exchange Class 2 shares held under the contract for Class 1 shares. In addition, contract owners may exchange shares of any underlying fund offered through such policies or contracts for shares of any other underlying fund regardless of the issuer, including shares of the Trust. Such exchanges are subject to the terms and any specific limitations on the exchange or “transfer” privilege described in the accompanying prospectus for those policies or contracts, and, in the case of the Trust, to the additional trading limitations described below. An exchange will be made on the basis of the relative net asset values of the shares of each fund or portfolio involved in the transaction.

Excessive Trading

The Board of Trustees of the Trust has adopted the following as the Trust’s policies and procedures with respect to frequent purchases and redemptions of Trust shares by shareholders: The Trust and its Funds are not intended for market timing or excessive trading, nor will the Trust knowingly accommodate such trading activity. It is also the policy of the Trust to discourage frequent purchases and redemptions of Fund shares when the Trust becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in affected Fund. Frequent trading into and out of a Fund can disrupt the efficient management of the Fund and its investment strategies, dilute the value of Fund shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. The International Bond Fund, which invests in overseas markets, may be particularly subject to such risks resulting from time-zone arbitrage, where a market timer attempts to take advantage of pricing differences that may occur when an event impacting the value of a Fund investment occurs after the close of the foreign exchange or market on which the security is traded but before the time the Fund’s share price is calculated. A Fund holding material amounts of

102	Shareholder Information

thinly-traded securities may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in a Fund, but it cannot eliminate the possibility of such trading.

The Trust and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to a Fund. In addition to refusing purchase and exchange orders, the Trust reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Trust, a contract owner’s or plan participant’s trading has been or may be disruptive to a Fund. The Trust watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Fund shares placed in the omnibus accounts. When such activity is detected, the Trust will contact participating life insurance companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.

Although the Trust itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Trust relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Trust. In accordance with regulations under the Investment Company Act of 1940, the Trust has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Trust, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Trust shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust shares by a contract owner or plan participant who has been identified by the Trust as being in violation of the Trust’s policies prohibiting excessive trading.

The Trust will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Trust will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Trust reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Trust to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Trust’s ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Trust does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Trust’s ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Trust and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.

Shareholder Information	103

Distributions

The Trust intends that each Fund, except SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, will qualify as a partnership for federal income tax purposes. It is expected that SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund will be treated as a disregarded entity for federal income tax purposes (see “Taxes” below). As partnerships or disregarded entities, none of the Funds are required to distribute taxable income, and Funds other than SFT Advantus Money Market Fund will not distribute taxable income. SFT Advantus Money Market Fund will make such distributions of taxable income as are necessary to maintain a one dollar ($1.00) net asset value per share. Each partner or owner of a disregarded entity, which would be Minnesota Life and Securian Life through their respective separate accounts, is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.

Taxes

Generally. Each Fund is treated separately for federal income tax purposes. The Trust intends that each Fund other than SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund will qualify for federal income tax purposes as a partnership under the Internal Revenue Code. As a partnership, a Fund would not be subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. In the event that a Fund at any time has only one shareholder, as is the case for SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, whose shares are owned only by Minnesota Life, it would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets. While the Trust anticipates that each Fund other than SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and accordingly would be treated as a disregarded entity for federal income tax purposes. A description of the tax treatment of each Fund as a partnership or disregarded entity is available in the Statement of Additional Information.

Since Minnesota Life and Securian Life currently are the sole shareholders of the Trust, no discussion regarding the tax consequences to Trust shareholders is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.

Special Fund Diversification Requirements. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940.

Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.

104	Shareholder Information

Mixed and Shared Funding

The Trust serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Trust is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Trust at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Trust at the same time or (iii) participating qualified plans to invest in shares of the Trust at the same time as one or more life insurance companies. Neither the Trust nor Minnesota Life currently foresees any disadvantage, but if the Trust determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Trust’s Board of Trustees will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Trust shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

Shareholder Information	105

Financial Highlights

The following tables describe the performance of each Fund and each Fund’s predecessor portfolio for the fiscal periods indicated. The predecessor portfolios were separate series of Advantus Series Fund, Inc., a Minnesota corporation, and each was reorganized into the applicable Fund effective as of May 1, 2012 pursuant to an Agreement and Plan of Reorganization. “Total return” shows how much an investment in the Fund would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. The tables do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Funds. If such charges and expenses were included, the total return shown below for each Fund would be lower. These figures have been derived from the Trust’s financial statements, which have been audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report, along with the Trust’s financial statements, are included in the Trust’s annual report, which is available upon request.

SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, and SFT T. Rowe Price Value Fund each issue a single class of shares. SFT Advantus Bond Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Real Estate Securities Fund and SFT Pyramis® Core Equity Fund each offer two classes of shares. With respect to each such Fund, both classes of shares are invested in the same portfolio of securities and have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. For Funds that offer two classes of shares, the Financial Highlights shown for Class 2 reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 of each such Fund are somewhat greater than the returns for Class 2.

Per share data for a share of capital stock and selected information for each period are as follows for each Fund (Financial Highlights are not included for the SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund, and SFT T. Rowe Price Value Fund, as each had not commenced operations prior to the date of this prospectus):

SFT Advantus Bond Fund

Financial Highlights

	Class 1 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$1.880	$1.736	$1.583	$1.370

Income from Investment Operations:
Net Investment Income (c)		.055	.045	.067	.077
Net Gains (Losses) on Securities (both realized and unrealized)		.089	.099	.086	.136

Total from Investment Operations		.144	.144	.153	.213

Net Asset Value, End of Period		$2.024	$1.880	$1.736	$1.583

Total Return (a)		7.69%	8.30%	9.69%	15.85%
Net Assets, End of Period (in thousands)		$3,156	$421	$331	$194
Ratios to Average Net Assets:
Expenses (d)		.51%	.50%	.50%	.51%
Net Investment Income		2.77%	2.48%	3.94%	5.27%
Portfolio Turnover Rate (excluding short-term securities)		205.5%	270.5%	247.1%	266.4%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

106	Financial Highlights

SFT Advantus Bond Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$1.866	$1.727	$1.579	$1.370

Income from Investment Operations:
Net Investment Income (c)		.047	.041	.064	.073
Net Gains (Losses) on Securities (both realized and unrealized)		.091	.098	.084	.136

Total from Investment Operations		.138	.139	.148	.209

Net Asset Value, End of Period		$2.004	$1.866	$1.727	$1.579

Total Return (a)		7.42%	8.03%	9.41%	15.57%
Net Assets, End of Period (in thousands)		$360,115	$359,289	$365,923	$346,750
Ratios to Average Net Assets:
Expenses (d)		.76%	.75%	.75%	.76%
Net Investment Income		2.41%	2.26%	3.79%	5.04%
Portfolio Turnover Rate (excluding short-term securities)		205.5%	270.5%	247.1%	266.4%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	In 2007, 0.10% of the Fund’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Fund’s securities lending program. Excluding this unrealized gain, the total return would have been 2.19%.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	107

SFT Advantus Index 400 Mid-Cap Fund

Financial Highlights

	Class 1 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$2.124	$2.168	$1.717	$1.260

Income from Investment Operations:
Net Investment Income (c)		.040	.021	.019	.018
Net Gains (Losses) on Securities (both realized and unrealized)		.333	(.065)	.432	.439

Total from Investment Operations		.373	(.044)	.451	.457

Net Asset Value, End of Period		$2.497	$2.124	$2.168	$1.717

Total Return (a)		17.54%	(2.02)%	26.24%	36.77%
Net Assets, End of Period (in thousands)		$6,656	$249	$179	$88
Ratios to Average Net Assets:
Expenses (d)		.31%	.29%	.31%	.34%
Net Investment Income		1.65%	1.09%	1.02%	1.22%
Portfolio Turnover Rate (excluding short-term securities)		8.0%	16.3%	13.2%	20.2%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

108	Financial Highlights

SFT Advantus Index 400 Mid-Cap Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$2.109	$2.157	$1.713	$1.260

Income from Investment Operations:
Net Investment Income (c)		.023	.015	.014	.014
Net Gains (Losses) on Securities (both realized and unrealized)		.340	(.063)	.430	.439

Total from Investment Operations		.363	(.048)	.444	.453

Net Asset Value, End of Period		$2.472	$2.109	$2.157	$1.713

Total Return (a)		17.24%	(2.26)%	25.93%	36.43%
Net Assets, End of Period (in thousands)		$180,588	$165,651	$182,525	$146,307
Ratios to Average Net Assets:
Expenses (d)		.56%	.54%	.56%	.60%
Net Investment Income		0.99%	.82%	.74%	1.01%
Portfolio Turnover Rate (excluding short-term securities)		8.0%	16.3%	13.2%	20.2%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	In 2007, 0.32% of the Fund’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Fund’s securities lending program. Excluding this unrealized gain, the total return would have been 7.12%.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	109

SFT Advantus Index 500 Fund

Financial Highlights

	Class 1 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$4.465	$4.384	$3.818	$3.030

Income from Investment Operations:
Net Investment Income (c)		.111	.083	.072	.065
Net Gains (Losses) on Securities (both realized and unrealized)		.591	(.002)	.494	.723

Total from Investment Operations		.702	.081	.566	.788

Net Asset Value, End of Period		$5.167	$4.465	$4.384	$3.818

Total Return (a)		15.71%	1.85%	14.82%	26.18%
Net Assets, End of Period (in thousands)		$11,524	$421	$252	$130
Ratios to Average Net Assets:
Expenses (d)		.24%	.23%	.22%	.23%
Net Investment Income		2.19%	1.88%	1.82%	1.93%
Portfolio Turnover Rate (excluding short-term securities)		2.6%	4.6%	4.1%	6.7%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

110	Financial Highlights

SFT Advantus Index 500 Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$4.432	$4.362	$3.809	$3.030

Income from Investment Operations:
Net Investment Income (c)		.088	.070	.061	.058
Net Gains (Losses) on Securities (both realized and unrealized)		.595	.000	.492	.721

Total from Investment Operations		.683	.070	.553	.779

Net Asset Value, End of Period		$5.115	$4.432	$4.362	$3.809

Total Return (a)		15.42%	1.59%	14.54%	25.87%
Net Assets, End of Period (in thousands)		$432,694	$418,980	$452,113	$449,613
Ratios to Average Net Assets:
Expenses (d)		.49%	.48%	.47%	.48%
Net Investment Income		1.80%	1.60%	1.55%	1.81%
Portfolio Turnover Rate (excluding short-term securities)		2.6%	4.6%	4.1%	6.7%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	In 2007, 0.23% of the Fund’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Fund’s securities lending program. Excluding this unrealized gain, the total return would have been 4.79%.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	111

SFT Advantus International Bond Fund

Financial Highlights

	Class 1 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$2.115	$2.116	$1.853	$1.570

Income from Investment Operations:
Net Investment Income (c)		.086	.089	.094	.070
Net Gains (Losses) on Securities (both realized and unrealized)		.263	(.090)	.169	.213

Total from Investment Operations		.349	(.001)	.263	.283

Net Asset Value, End of Period		$2.464	$2.115	$2.116	$1.853

Total Return (a)		16.49%	(.01)%	14.19%	17.85%
Net Assets, End of Period (in thousands)		$606	$395	$293	$138
Ratios to Average Net Assets:
Expenses (d)		.94%	0.95%	.95%	.99%
Net Investment Income		3.76%	4.07%	4.65%	4.08%
Portfolio Turnover Rate (excluding short-term securities)		38.8%	18.8%	11.0%	56.5%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

112	Financial Highlights

SFT Advantus International Bond Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$2.100	$2.105	$1.848	$1.570

Income from Investment Operations:
Net Investment Income (b)		.079	.083	.086	.065
Net Gains (Losses) on Securities (both realized and unrealized)		.261	(.088)	.171	.213

Total from Investment Operations		.340	(.005)	.257	.278

Net Asset Value, End of Period		$2.440	$2.100	$2.105	$1.848

Total Return (a)		16.20%	(.26)%	13.90%	17.56%
Net Assets, End of Period (in thousands)		$127,590	$110.987	$111,685	$96,098
Ratios to Average Net Assets:
Expenses (c)		1.19%	1.20%	1.19%	1.23%
Net Investment Income		3.51%	3.85%	4.28%	3.82%
Portfolio Turnover Rate (excluding short-term securities)		38.8%	18.8%	11.0%	56.5%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	Based on average shares outstanding during the year.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	113

SFT Advantus Managed Volatility Fund

Financial Highlights

Period from May 1, 2013(c) to December 31,
2013
Net Asset Value, Beginning of Period

Income from Investment Operations:
Net Investment Income (d)
Net Gains (Losses) on Securities (both realized and unrealized)

Total from Investment Operations

Net Asset Value, End of Period

Total Return (a)
Net Assets, End of Period (in thousands)
Ratios to Average Net Assets:
Expenses (e)
Net Investment Income
Portfolio Turnover Rate (excluding short-term securities)

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2013.
(d)	Based on average shares outstanding during the year.
(e)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

114	Financial Highlights

SFT Advantus Money Market Fund

Financial Highlights

	Year Ended December 31,
	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period		$1.000	$1.000		$1.000		$1.000

Income from Investment Operations:
Net Investment Income (b)		.000	.000		.000	(c)	.003
Net Gains (Losses) on Securities (both realized and unrealized)		(.000)	(.000)		(.000	)(c)	(.000	)(c)

Total from Investment Operations		.000	.000		.000	(c)	.003

Less Distributions:
Dividends from Net Investment Income		.000	.000		.000	(c)	(.003)

Net Asset Value, End of Period		$1.000	$1.000		$1.000		$1.000

Total Return (a)		.000%	0.00%		.03%		.27%
Net Assets, End of Period (in thousands)		$95,858	$108,115		$106,901		$114,369
Ratios to Average Net Assets:
Expenses Before Waiver (e)		.83%	.69%		.78%		.77%
Expenses Net of Waiver (e)		.17%	.14	%(d)	.23	%(d)	.65	%(d)
Net Investment Income		0.00%	0.00%		0.00%		.32%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	Based on average shares outstanding during the year.
(c)	Amount represents less than $0.0005 per share.
(d)	Ratio is net of fees waived by Advantus Capital and Securian Financial.
(e)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	115

SFT Advantus Mortgage Securities Fund

Financial Highlights

	Class 1 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$1.698	$1.587	$1.482	$1.370

Income from Investment Operations:
Net Investment Income (c)		.038	.025	.048	.068
Net Gains (Losses) on Securities (both realized and unrealized)		.025	.086	.057	.044

Total from Investment Operations		.063	.111	.105	.112

Net Asset Value, End of Period		$1.761	$1.698	$1.587	$1.482

Total Return (a)		3.75%	7.00%	7.02%	8.32%
Net Assets, End of Period (in thousands)		$521	$196	$157	$78
Ratios to Average Net Assets:
Expenses (d)		.68%	.63%	.62%	.66%
Net Investment Income		2.18%	1.54%	3.08%	4.78%
Portfolio Turnover Rate (excluding short-term securities)		231.3%	241.8%	252.0%	209.6%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

116	Financial Highlights

SFT Advantus Mortgage Securities Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year		$1.685	$1.579	$1.479	$1.370

Income from Investment Operations:
Net Investment Income (b)		.034	.022	.046	.066
Net Gains (Losses) on Securities (both realized and unrealized)		.025	.084	.054	.043

Total from Investment Operations		.059	.106	.100	.109

Net Asset Value, End of Period		$1.744	$1.685	$1.579	$1.479

Total Return (a)		3.49%	6.73%	6.76%	8.05%
Net Assets, End of Period (in thousands)		$96,902	$105,053	$112,343	$117,316
Ratios to Average Net Assets:
Expenses (c)		.93%	.87%	.87%	.91%
Net Investment Income		1.98%	1.34%	3.00%	4.65%
Portfolio Turnover Rate (excluding short-term securities)		231.3%	241.8%	252.0%	209.6%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	Based on average shares outstanding during the year.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	117

SFT Advantus Real Estate Securities Fund

Financial Highlights

	Class 1 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$2.623	$2.482	$1.920	$1.540

Income from Investment Operations:
Net Investment Income (c)		.052	.031	.030	.044
Net Gains (Losses) on Securities (both realized and unrealized)		.425	.110	.532	.336

Total from Investment Operations		.477	.141	.562	.380

Net Asset Value, End of Period		$3.100	$2.623	$2.482	$1.920

Total Return (a)		18.20%	5.68%	29.23%	24.90%
Net Assets, End of Period (in thousands)		$2,522	$458	$308	$133
Ratios to Average Net Assets:
Expenses (d)		.93%	.92%	.94%	.99%
Net Investment Income		1.75%	2.44%	1.38%	2.85%
Portfolio Turnover Rate (excluding short-term securities)		47.6%	57.7%	66.9%	67.1%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

118	Financial Highlights

SFT Advantus Real Estate Securities Fund

Financial Highlights

	Class 2 Shares
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period		$2.603	$2.469	$1.915	$1.540

Income from Investment Operations:
Net Investment Income (c)		.034	0.023	.020	.039
Net Gains (Losses) on Securities (both realized and unrealized)		.432	0.111	.534	.336

Total from Investment Operations		.466	.134	.554	.375

Net Asset Value, End of Period		$3.069	$2.603	$2.469	$1.915

Total Return (a)		17.90%	5.42%	28.91%	24.59%
Net Assets, End of Period (in thousands)		$108,327	$98,444	$101,801	$88,020
Ratios to Average Net Assets:
Expenses (d)		1.18%	1.16%	1.19%	1.25%
Net Investment Income		1.16%	2.12%	.90%	2.67%
Portfolio Turnover Rate (excluding short-term securities)		47.6%	57.7%	66.9%	67.1%

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(b)	In 2007, 0.31% of the Fund’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Fund’s securities lending program. Excluding this unrealized gain, the total return would be (16.07%).
(c)	Based on average shares outstanding during the year.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Financial Highlights	119

Service Providers

Investment Adviser

Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

(800) 665-6005

Investment Sub-Advisers

SFT Advantus International Bond Fund

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

(800) 342-5236

SFT Ivy® Growth Fund* and SFT Ivy® Small Cap Growth Fund*

Waddell & Reed Investment Management Company

6300 Lamar Avenue

Overland Park, KS 66202-4247

(888) 923-3355

SFT Pyramis® Core Equity Fund

Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, RI 02917

(800) 343-8736

SFT T. Rowe Price Value Fund

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

(800) 638-7890

Administrative Services Agent

Securian Financial Group, Inc.

(800) 995-3850

Underwriter

Securian Financial Services, Inc.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(800) 820-4205

Custodians

Wells Fargo Bank Minnesota

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

SFT Advantus Money Market, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Real Estate Securities Funds

The Bank of New York Mellon Corporation

One Mellon Center

Pittsburgh, Pennsylvania 15258

SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Advantus Mortgage Securities, SFT Advantus International Bond, SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds

Independent Registered Public

Accounting Firm

KPMG LLP

General Counsel

Dorsey & Whitney LLP

Independent Legal Counsel to

Independent Trustees

Faegre Baker Daniels LLP

*	‘Ivy’ is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund’s investment sub-adviser.

120	Service Providers

Additional Information About the Trust

The Trust’s annual and semiannual reports include information about securities holdings and other financial information for each Fund. In the Trust’s annual report you will also find a discussion of recent market conditions, economic trends and investment strategies that affected the Funds during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Trust and the Funds. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

How to Obtain Additional Information. The SAI and the Trust’s annual and semiannual reports are available without charge at SecurianFunds.com/prospectus or upon request. You may obtain additional information or make any inquiries:

By Telephone – Call 1-800-995-3850

By Mail – Write to Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota

55101-2098

Information about the Trust (including the SAI and annual and semiannual reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (telephone 1-202-551-8090 or 1-800-SEC-0330). This information and other reports about the Trust are also available on the SEC’s World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-04279

Additional Information About the Trust	121

STATEMENT OF ADDITIONAL INFORMATION

SECURIAN FUNDS TRUST

•	SFT Advantus Bond Fund — Class 1 and Class 2

•	SFT Advantus Index 400 Mid-Cap Fund — Class 1 and Class 2

•	SFT Advantus Index 500 Fund — Class 1 and Class 2

•	SFT Advantus International Bond Fund — Class 1 and Class 2

•	SFT Advantus Managed Volatility Fund

•	SFT Advantus Money Market Fund

•	SFT Advantus Mortgage Securities Fund — Class 1 and Class 2

•	SFT Advantus Real Estate Securities Fund — Class 1 and Class 2

•	SFT Ivy® Growth Fund

•	SFT Ivy® Small Cap Growth Fund

•	SFT Pyramis® Core Equity Fund — Class 1 and Class 2

•	SFT T. Rowe Price Value Fund

May 1, 2014

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2014, and should be read in conjunction therewith.

The audited Annual Report, dated December 31, 2013, and the unaudited Semiannual Report, dated June 30, 2013, of Securian Funds Trust, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.

A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) and Securian Life Insurance Company (Securian Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at SecurianFunds.com/prospectus.

GENERAL INFORMATION AND HISTORY

Securian Funds Trust (the “Trust”), is a Delaware statutory trust, each of whose Funds operates as a no-load, diversified, open-end management investment company, except that Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the “Series Fund”), as filed with the Securities and Exchange Commission, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011. Pursuant to the Plan of Reorganization, each Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective as of May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each Fund are not expected to increase as a result of the Reorganization.

SFT T. Rowe Price Value Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund and SFT Pyramis® Core Equity Fund (the “New Funds”) commenced business on May 1, 2014. Each of the New Funds is a “Replacement Portfolio” for two or more “Existing Portfolios.” The Existing Portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (“Contracts”) issued by Minnesota Life Insurance Company (“Minnesota Life”) and its affiliate, Securian Life Insurance Company (“Securian Life”). On May 1, 2014, assets attributable to Existing Portfolios held under the Contracts were moved to Replacement Portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the Securities and Exchange Commission on                 , 2014 (the “SEC Order”). [Rel. No. IC-             ; 812-             ]

For the substitutions involving the                  Funds [identify them] the Existing Portfolios transferred portfolio securities to the Replacement Portfolios (rather than cash), and such securities were used to purchase shares in the Replacement Portfolios [identify them again by name.]

Absent exemptive relief provided in the SEC Order, such “in kind” transactions would be prohibited by Section 17(a) of the Investment Company Act of 1940 (the “1940 Act”). As a condition to receiving the SEC Order, the Section 17 Applicants (Securian Funds Trust, Minnesota Life, Securian Life and the Separate Accounts as defined in the SEC Exemptive Order Application dated August 22, 2013 [812-14203]) have represented that any in-kind transactions will take place only if the Section 17 Applicants have assured themselves that such transactions are consistent with the investment policies of both the applicable Existing and Replacement Portfolios and that both the Existing and Replacement Portfolios will be in substantial compliance with the conditions of Rule 17a-7, excluding the cash consideration requirement.

At a Board of Trustees meeting held January 30, 2014, the Trust’s then current Rule 17a-7 Procedures were modified to authorize the “in kind” transactions described above without the receipt of cash consideration. At the same meeting the Trust’s Board of Trustees approved a resolution to the effect that the transactions described above (and in the SEC Exemptive Order Application) were consistent with the policies of the Trust.

The Trust is a series trust, which means that it has several different Funds. The Funds in the Trust are as follows:

•	SFT Advantus Bond Fund

•	SFT Advantus Index 400 Mid-Cap Fund

•	SFT Advantus Index 500 Fund

•	SFT Advantus International Bond Fund

•	SFT Advantus Managed Volatility Fund

•	SFT Advantus Money Market Fund

•	SFT Advantus Mortgage Securities Fund

•	SFT Advantus Real Estate Securities Fund

•	SFT Ivy® Growth Fund

•	SFT Ivy® Small Cap Growth Fund

•	SFT Pyramis® Core Equity Fund

•	SFT T. Rowe Price Value Fund

Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund and SFT T. Rowe Price Value Fund each offers shares in only one class. Class 2 shares and SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Class 1 shares are NOT subject to a 12b-1 distribution fee.

The investment adviser of the Trust is Advantus Capital Management, Inc. (“Advantus Capital” or the “Adviser”). Advantus Capital has entered into separate investment sub-advisory agreements with: Franklin Advisers, Inc. (“Franklin”) pursuant to which Franklin serves as investment sub-adviser to the Trust’s International Bond Fund; Waddell & Reed Investment Management Company (“WRIMCO”) pursuant to which WRIMCO serves as investment sub-adviser to the Trust’s SFT Ivy® Growth Fund and SFT Ivy® Small Cap Growth Fund; Pyramis Global Advisors, LLC (“Pyramis”) pursuant to which Pyramis serves as investment sub-adviser to the Trust’s SFT Pyramis® Core Equity Fund; and T. Rowe Price Associates, Inc. (“T. Rowe Price”) pursuant to which T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund.

Currently, the shares of the Trust are sold only to Minnesota Life Insurance Company (“Minnesota Life”), a Minnesota corporation, and to separate accounts of Securian Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota (“Securian Life”). The separate accounts, which will be the owners of the shares of the Trust, will invest in the shares of each Fund in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (the “Contracts”). Shares of the Trust may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life and its subsidiary, Securian Life, through their separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Fund of the Trust as of December 31, 2013. As a result, Minnesota Life is a controlling person of the Trust and through its ownership of shares of the Trust, may elect all the trustees of the Trust and approve other Trust actions. Minnesota Life’s address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment policies of each of the Funds are set forth in the text of the Trust’s Prospectus under “Detailed Fund Information.” This section contains detailed descriptions of the investment policies of the Funds as identified in the Trust’s Prospectus.

FUND NAMES AND INVESTMENT POLICIES

The SFT Advantus Bond, SFT Advantus Mortgage Securities, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap, SFT Advantus International Bond, SFT Advantus Real Estate Securities, SFT Ivy® Small Cap Growth and SFT Pyramis® Core Equity Funds of the Trust have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the

“1940 Act”), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The names of these Funds may be changed at any time by a vote of the Trust’s Board of Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

DEBT AND MONEY MARKET SECURITIES — NON-MONEY MARKET FUNDS

The non-Money Market Funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

•

Corporate obligations which at the time of purchase are rated within the four highest grades (Baa3 or BBB- or higher) assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, Bond Fund and Mortgage Securities Fund may invest up to 10% of their respective net assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively. International Bond Fund may also invest up to 25% of its total assets in securities that are rated below investment grade or unrated but deemed by the Fund’s sub-adviser to be of comparable quality. See “Low Rated and Unrated Debt Securities” below. For a description of the ratings used by Moody’s and S&P, see Appendix B (“Bond and Commercial Paper Ratings”) below.

•	Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

•	Debt obligations of banks.

SFT Advantus Bond, SFT Advantus Mortgage Securities and SFT Advantus Real Estate Securities Funds may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody’s, (Baa3 or BBB- or higher) or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. SFT Advantus Real Estate Securities Fund may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See “Foreign Securities” below.

SFT Advantus International Bond Fund may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Fund will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security’s maturity, the Funds may also purchase other high quality securities including:

•

Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

•	Obligations of the International Bank for Reconstruction and Development.

•

Commercial paper (including, in the case of Money Market Fund, variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody’s or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.

The Funds may also invest in securities which are unrated if the Fund’s investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of “split-rated” securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody’s), it is the Fund’s general policy to classify such securities at the higher rating level where, in the judgment of the Fund’s investment adviser or sub-adviser, such classification reasonably reflects the security’s quality and risk.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund’s net asset value.

These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds’ general policy to dispose of such down-graded securities except when, in the judgment of the Funds’ investment adviser or sub-adviser, it is to the Funds’ advantage to continue to hold such securities. In no event, however, will any Fund (except the International Bond Fund) hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment manager’s investment process.

Adjustable Rate Securities (ARS)

The SFT Advantus International Bond Fund may invest in adjustable rate securities. These are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Fund by investing in ARS. The degree of volatility in the market value of the securities held by the Fund and of the net asset value of the Fund’s shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The Fund does not seek to maintain an overall average cap or floor, although Franklin will consider caps or floors in selecting ARS for the SFT Advantus International Bond Fund.

During periods when short-term interest rates move within the caps and floors of an ARS, the fluctuation in market value of the ARS is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of an ARS may fluctuate more substantially because its the cap and floor may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the ARS may be substantially reduced.

BANK OBLIGATIONS

Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.

The SFT Advantus International Bond Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.

FLOATING INTEREST RATE INVESTMENTS

The SFT Advantus International Bond Fund and SFT Advantus Mortgage Securities Fund may invest in floating interest rate investments. A floating interest rate investment is a debt security, the rate of interest on which is usually established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. Investments with longer interest rate reset periods or fixed interest rates may fluctuate more in price as a result of changes in interest rates. Some floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances.

LOW RATED AND UNRATED DEBT SECURITIES

SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund and SFT Advantus Mortgage Securities Fund may also invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated below “investment grade” (i.e. below BBB- or Baa3 by S&P or Moody’s, respectively), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. Each of these Funds may also hold an additional 5% of its net assets in securities rated below “investment grade” (i.e. below Baa3 or BBB-) where such securities were investment grade at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see “Debt and Money Market Securities — Non-Money Market Funds” above). Debt securities rated below the four highest categories (below Baa3 by Moody’s or BBB- by S&P) are not considered investment grade obligations and are commonly called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

The SFT Advantus International Bond Fund may not invest more than 25% of its total assets in lower rated securities. It may buy debt securities that are rated C or better by Moody’s and S&P or unrated debt that Franklin deems to be of comparable quality. Debt securities rated C by Moody’s are the lowest rated debt securities and are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are regarded as speculative and this rating typically applies to debt securities that are subordinate to senior debt securities that also have a speculative rating.

The Funds may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by Advantus Capital (or for the International Bond Fund, Franklin) to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.

Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds’ shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

MUNICIPAL SECURITIES

SFT Advantus International Bond Fund and SFT Advantus Bond Fund may invest in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The value of municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

Certain Funds may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. SFT Advantus Real Estate Securities Fund will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least B or B2 by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund and SFT Advantus Mortgage Securities Fund will each limit its purchase of convertible securities, and preferred stocks in the case of the SFT Advantus Bond Fund, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. As an operating policy, none of these Funds will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Fund would have more than 10% of its total assets invested in such securities. See “Low Rated and Unrated Debt Securities,” above.

MONEY MARKET SECURITIES — MONEY MARKET FUND

Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in “Investment Restrictions - Additional Restrictions” below), SFT Advantus Money Market Fund will invest in a managed portfolio of money market instruments as follows:

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Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

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Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

•	Obligations of the International Bank for Reconstruction and Development.

•	Commercial paper (including variable amount master demand notes and asset-backed commercial paper) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

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Other corporate debt obligations (including asset-backed obligations) that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less; except where such obligations are considered “second tier” securities under Rule 2a-7 of the Investment Company Act of 1940, in which case their remaining maturities may not exceed 45 calendar days.

•	Repurchase agreements and reverse repurchase agreements with respect to any of the foregoing obligations.

•	Shares of other investment companies that qualify as money market funds (see “Securities of Other Investment Companies” below).

By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

Each of the Funds may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the

U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association (“GNMA”), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association (“FNMA”).

U.S. TREASURY INFLATION-PROTECTION SECURITIES

One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The Bond and International Bond Funds may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

OBLIGATIONS OF NON-DOMESTIC BANKS

The Funds may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

SFT Advantus Money Market Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower’s consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund’s investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund’s yield or the price of its shares.

Each Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody’s, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The Fund may invest in mortgage-related securities rated BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be, when deemed by the Fund’s investment adviser or sub-adviser to be consistent with the Fund’s respective objective. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, it will be investing in securities which have speculative elements. (Each of these Funds may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. See “Low Rated and Unrated Debt Securities” and “Convertible Securities,” above, for more information.) Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody’s and S&P, see Appendix A and B (“Mortgage-Related Securities” and “Bond and Commercial Paper Ratings”) below.

In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Bond Fund and SFT Advantus International Bond Fund may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in its investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

COLLATERALIZED MORTGAGE OBLIGATIONS

SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may invest in collateralized mortgage obligations (“CMOs”), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a “tranche,” is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund’s purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

SFT Advantus Bond Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may also purchase CMOs known as “accrual” or “Z” bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Fund will not purchase a Z bond if the respective Fund’s aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund’s total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

SFT Advantus Bond Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund’s net assets.

In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

STRUCTURED INVESTMENTS

The SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may invest in structured investments where the underlying instruments in such structured investments are mortgage-related securities, asset-backed securities or other debt securities in which the Funds may otherwise invest.

Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Advantus Mortgage Securities and SFT Advantus International Bond Funds are each permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions to institutional investors such as the Funds, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

        In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.

STRIPPED MORTGAGE-BACKED SECURITIES

SFT Advantus Bond Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Fund and SFT Advantus Mortgage Securities Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. “IOs” (interest only securities) receive the interest portion of the cash flow while “POs” (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Fund (except the SFT Advantus International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets, and all Funds will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Fund’s net assets) except to the extent such securities are deemed liquid by the Fund’s adviser or sub-adviser in accordance with standards established by the Trust’s Board of Trustees. See “Restricted and Illiquid Securities” below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund and SFT Advantus Mortgage Securities Fund may invest in asset-backed securities rated within the four highest grades assigned by Moody’s or S&P (Baa3 or BBB- or higher), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the

Fund’s investment adviser or sub-adviser. (SFT Advantus International Bond Fund may invest in asset-backed securities which are unrated or rated as permitted under “Low Rated and Unrated Debt Securities” above.) Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a “revolving period” during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See “Stripped Mortgage-Backed Securities,” above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See “Stripped Mortgage-Backed Securities,” above. As an operating policy, each of these Funds (except the SFT Advantus International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets, and all Funds will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund’s net assets) except to the extent such securities are deemed liquid by the Fund’s adviser (or sub-adviser) in accordance with standards established by the Trust’s Board of Trustees. See “Restricted and Illiquid Securities” below.

Certain asset backed securities are issued as the debt of a “bankruptcy remote” special purpose entity organized by sponsors solely for the purpose of owning such assets and issuing such debt. Although these issuers are currently viewed as bankruptcy remote, they are subject to the risk of changes in case law or other laws governing the formation of these entities. If these laws change, there is a risk these assets could be deemed to be available to creditors upon the bankruptcy of a sponsor.

DIRECT INVESTMENTS IN MORTGAGES – WHOLE LOANS

SFT Advantus Mortgage Securities Fund and SFT Advantus Bond Fund may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund’s investment adviser or sub-adviser. A Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

ZERO COUPON SECURITIES

The Funds may invest in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value.

Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity.

Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security’s yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Fund. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

SFT Advantus International Bond Fund may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in pay-in-kind and delayed interest securities will result in special tax consequences.

DERIVATIVE INSTRUMENTS

Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, interest rates, currencies, commodities or related indices. Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Fund’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.

The Funds may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Funds’ use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager. Because some derivatives may enable a Fund to purchase or sell exposure to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

The SFT Advantus International Bond Fund may invest in derivatives for the uses, and in the amounts, identified below:

•	Cross currency swaps — up to 100% of notional value of the Fund for direct hedging, and up to 100% of notional value of the Fund for other hedging, to gain exposure and to take short positions.

•

Currency forwards — may hedge limited to (combined with exposure from currency and currency index futures) the notional value of hedged instruments, and for other hedging and investment purposes not to exceed (combined with exposure from currency and currency index futures) 150% of the notional value of the Fund.

•

Currency and currency index futures — may hedge existing risks limited to (combined with exposure from currency forwards) notional value of the underlying instruments being hedged, and for other hedging and investment purposes not to exceed (combined with exposure from currency forwards) 150% of the notional value of the Fund.

•

Currency options (over the counter and exchange traded) — to hedge existing currency risks limited to 5% (per notional of underlying instrument) of total assets of the Fund, and for non-hedging purposes, limited to an additional 5% (notional) of total assets of the Fund.

•

Interest rate swaps — to hedge existing risks limited to notional value of the underlying instruments, and for other purposes limited to a notional value of 25% of total assets of the Fund (when combined with the notional exposures from interest rate and bond futures).

•

Interest rate/bond future, including U.S. Treasury futures — for hedging and investment purposes limited to a notional value of 25% of total assets of the Fund (when combined with exposures from interest rate swaps).

•

Options on interest rate/bond futures — to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Fund.

•

Options on interest rate swaps (swaptions) — to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Fund.

•	Credit default swaps (single name and index) — up to 25% of market value of the Fund for direct hedging, up to 25% of market value for buying and up to 25% of notional value for selling.

FUTURE DEVELOPMENTS IN DERIVATIVES. A Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund’s investment goals and are legally permissible for the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERALLY. The Funds may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts, exchange traded fund (ETF) futures contracts, foreign currency futures contracts and currency index futures, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income portfolio. If Advantus Capital or a sub-adviser wishes to shorten the average duration of a Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Advantus Capital or a sub-adviser wishes to lengthen the average duration of a Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

A Fund may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under “Regulatory Matters” below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund’s current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund’s securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund’s securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or closed out before the settlement date so that the parties do not have to make or take delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as “marking to the market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

U.S. futures contracts may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission (“CFTC”) for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.

VOLATILITY (VIX) FUTURES CONTRACTS. In seeking to manage portfolio risk and volatility, the Advantus Managed Volatility Fund may invest in long or short Chicago Board Options Exchange S&P 500 Volatility Index (VIX) futures contracts (also known as volatility futures). The VIX is a measure of the expected or implied volatility (i.e., movement up or down) of the S&P 500 over the next thirty days. The Fund may attempt to manage its exposure to volatility in the S&P 500 through the use of VIX futures contracts. However, the implied volatility of the S&P 500 as measured by VIX may not track the realized volatility of the S&P 500. Additionally, the realized volatility of the equity holdings in the Fund may not track the realized volatility of the S&P 500. These tracking differences may cause the hedge to be less effective than desired. In addition, the term structure of volatility futures (i.e., the term of the contract) influences the cost of holding hedge positions over time. As the cost of long-term contracts increases versus the cost of short-term contracts, the cost of maintaining a long position in volatility futures becomes more expensive.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:

•	the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund’s investment adviser or sub-adviser anticipates;

•	an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

•	leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument; and

•	the risk that the counterparty to an instrument will fail to perform its obligations.

REGULATORY MATTERS. As an open-end investment company registered with the Securities and Exchange Commission (SEC), the Trust and its Funds are subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-approved or staff-approved measures, while the derivatives contracts are open. For example, with respect to futures contracts and forward commitments that are not contractually required to “cash settle,” the Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts and forward commitments that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal only to its net obligations under cash settled futures contracts and forward commitments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. See the discussion above of risks associated with such contracts, including leverage risk. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The Trust, on behalf of each of the Funds that invests in futures contracts and options on future contracts, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. These notices of eligibility for exclusion are intended to cover the Funds’ operations until recently adopted rules, which are further described below and which may affect the Funds’ reporting obligations, go into effect.

On February 9, 2012, the Commodities Futures Trading Commission (“CFTC”) adopted final rules that will require registered investment companies claiming exclusion from the term “commodity pool operator” to use commodity futures or commodity options contracts, or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z)(1) and 151.5, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the registered investment company’s portfolio, and the aggregate net notional value of commodity futures, commodity option contracts, or swap positions not used solely for bona fide hedging purposes determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the pool’s portfolio, with the rules specifying the method of calculation. If a registered investment company can continue to represent that its operations comply with the stated requirements, it may continue to rely upon a notice of exclusion from the definition of “commodity pool operator,” though such notice must be affirmed annually going forward. If, a registered investment company previously relied on a notice of exclusion, but due to the nature of its operations cannot meet the new requirements for exemption, its investment adviser will have to register with the CFTC going forward and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Funds and the investment adviser will comply with the new rules and Section 4.5 of the regulations under the Commodity Exchange Act generally, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums.

The above limitation on the Funds’ investments in futures contracts and commodity options, and the Trust’s policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

Each Fund except SFT Advantus Money Market Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

A put option gives the purchaser the right to sell a security, currency or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security, currency or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Funds may purchase or write may be traded on a national securities exchange and in the over-the-counter (OTC) market.

Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.

By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

The Funds may buy both put and call exchange traded options, as well as both put and call Over-the-counter (OTC) options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Trust understands that the staff of the SEC currently takes the position that purchased OTC options are considered illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. Pending a change in the staff’s position, the Trust will treat OTC options and “covering” assets as illiquid and subject to each Fund’s limitation on illiquid securities.

OPTIONS ON SECURITIES. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered.” A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is “covered” if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer’s obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund’s adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock option index may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor’s 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

RISKS OF OPTIONS. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

SWAP AGREEMENTS

Each Fund (other than SFT Advantus Money Market Fund) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because these agreements may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by Advantus Capital or the sub-adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund’s securities.

Advantus Capital and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Options on Swap Agreements (“swaptions”). Generally, the Funds may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions. The Funds may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.

Credit Default Swaps. Each Fund (other than SFT Advantus Managed Volatility Fund and SFT Advantus Money Market Fund) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller (which are not contractually required to cash settle), the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit the extent of potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. In the alternative, with respect to credit default swaps subject to a contractual requirement to “cash settle,” the Fund is permitted to segregate liquid assets in an amount equal only to the Fund’s daily mark-to-market (net) obligations, if any, rather than the full notional value of such swaps.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy.

The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. Generally, the Fund may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund. An option generally is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay the floating-rate cash flows). In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaptions, the value of the underlying interest rate swap and therefore the value of the swaptions will change.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the options on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.

Risks of swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the

Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Combined Transactions. The Funds may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, forward transactions and options as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.

Although Combined Transactions are normally entered into based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

CREDIT-LINKED NOTES (CLNs)

The SFT Advantus International Bond Fund may invest in credit-linked securities, but the Fund has no present intention to do so. A typical CLN is set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity. CLNs are generally considered to be liquid instruments; however, the liquidity of the CLN may be impacted by the liquidity of the underlying reference asset.

In addition to the risk of loss of its principal investment, the International Bond Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the International Bond Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the International Bond Fund could experience difficulty in selling such security at a price the manager believes is fair.

FOREIGN SECURITIES

SFT Advantus International Bond Fund may invest in foreign securities without limitation. SFT Advantus Bond Fund may invest up to 30% of its total assets in foreign securities. In addition, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus Real Estate Securities Fund may each invest up to 10% of its total assets in U.S. dollar denominated securities of foreign governments and foreign companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund’s net assets). SFT Advantus Real Estate Securities Fund may also invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets. Advantus Capital will determine whether, in its judgment, a security purchased by any Fund is a “foreign security” based on various criteria it deems relevant, including, but not limited to, the country in which the security’s issuer is organized, the location of the issuer’s headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer’s primary operations, including sales, are conducted.

The SFT Advantus Money Market Fund is also permitted to invest up to 25% of its total assets in U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with assets of at least $2 billion and U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with assets of at least $2 billion. See “Obligations of Non-Domestic Banks” above.

The SFT Advantus Index 400 Mid-Cap and SFT Advantus Index 500 Funds may invest in securities of foreign issuers to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively. The SFT Advantus Index 400 Mid-Cap and SFT Advantus Index 500 Funds may also invest in securities of non-US domiciled issuers that trade in U.S. dollars on U.S. exchanges to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively.

Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

An American Depositary Receipt (“ADR”) is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

In addition, SFT Advantus International Bond Fund may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, SFT Advantus International Bond Fund may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

EMERGING/DEVELOPING MARKETS. The SFT Advantus International Bond Fund may invest without limit in emerging/developing market countries.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the International Bond Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

FOREIGN BONDS. The SFT Advantus International Bond Fund’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

CURRENCY. If the SFT Advantus International Bond Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the Fund’s income and distributions to shareholders. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FOREIGN CURRENCY TRANSACTIONS

For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Funds may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. dollar denominated instruments owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Funds are not limited in their use of forward contracts in connection with direct hedging.

Forward foreign currency contracts and cross currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific currency for another at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward contract is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. The Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. A Fund may enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.

For example, the Fund may enter into a forward contract when it owns a security that is denominated in a foreign currency and desires to “lock in” the U.S. dollar value of the security. Thus, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Similarly, when the Fund is about to purchase a security that is denominated in a foreign currency and the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Fund may also purchase and sell forward contracts to generate income or to help gain exposure to a particular currency when the manager anticipates that the foreign currency will appreciate or depreciate in value.

In addition, when the Fund’s manager believes that a foreign currency may experience a substantial movement against another foreign currency the Fund may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as “cross-hedging”); b) necessary to derive a level of additional income or return that the Fund’s manager seeks to achieve for the Fund ; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Funds may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be linked closely to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated.

Risks. The successful use of these transactions will usually depend on the manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction does not perform as promised, including because of the exchange or counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

LOANS OF FUND SECURITIES

For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in the Trust’s prospectus that a Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received from the borrower will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Cash collateral will be invested in securities consistent with the Fund’s investment objectives, policies and restrictions and with other securities lending guidelines established by the Trust’s Board of Trustees. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund’s custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days’ notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund’s investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund’s investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund’s investment adviser or sub-adviser throughout the term of each loan. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to 15% (5% in the case of SFT Advantus Money Market Fund) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, the Fund’s investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund’s investment adviser or sub-adviser to be liquid in accordance with standards established by the Trust’s Board of Trustees. Under these guidelines, the Fund’s investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 15% (5% in the case of SFT Advantus Money Market Fund) of its net assets is invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus International Bond Fund, SFT Advantus Real Estate Securities Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Index 500 Fund may each purchase securities offered on a “when-issued”

basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund’s investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund’s investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund’s investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s net asset value.

When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves (see the more detailed description of the regulatory requirements for segregating assets in connection with such forward commitments that appears above under “Futures Contracts and Options on Futures Contracts — Regulatory Matters”). If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to “roll over” its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as “mortgage dollar rolls,”

are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see “Mortgage Dollar Rolls” below.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. No more than 30% of the value of such Fund’s total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

MORTGAGE DOLLAR ROLLS

In connection with its ability to purchase securities on a when-issued or forward commitment basis, SFT Advantus Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus International Bond Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund’s investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares.

For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES

The SFT Advantus Real Estate Securities Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT Ivy® Growth Fund and SFT Ivy® Small Cap Growth Fund may invest in real estate investment trust securities (“REIT”). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 90% or more of its otherwise taxable income.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund’s investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Trustees of the Trust has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund’s investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund’s custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

SFT Advantus Money Market Fund and SFT Advantus International Bond Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund’s investments and reduces the stability of the Fund’s net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund’s net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, SFT Advantus Money Market Fund will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Fund’s investment adviser, materially increase the risk of a significant deviation in the Fund’s net asset value per share. See “Net Asset Value” below.

WARRANTS

SFT Advantus Bond Fund, SFT Advantus International Bond Fund and SFT Advantus Real Estate Securities Fund may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant’s exercise price, and (2) the warrant’s premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

It is not expected that SFT Advantus Bond Fund or SFT Advantus International Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

SECURITIES OF OTHER INVESTMENT COMPANIES

As permitted by the 1940 Act, and except as otherwise described below, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. A Fund may invest in securities of another investment company without regard to the foregoing limitations, provided the Fund satisfies the requirements of Rule 12d1-1 under the 1940 Act, including the requirements that the other investment company is a money market fund and that the Portfolio not pay any sales charge or service fee in connection with such investment. However, because the SFT Advantus Money Market Fund is also regulated by Rule 2a-7 under the 1940 Act, the Money Market Fund may never invest more than 5% of its total assets in the securities of any one investment company, including a money market fund. A Fund (the “acquiring fund”) may also invest in securities of other investment companies (the “acquired funds”) without regard to the foregoing limitations where the acquiring fund and the acquired funds are all part of the same “group of investment companies” as defined in the 1940 Act, and provided the acquiring fund limits its other investments in accordance with Rule 12d1-2 under the 1940 Act. The SFT Advantus Managed Volatility Fund will invest in shares of the Index 500 Fund, securities and financial instruments to the extent permitted under the 1940 Act and Rule 12d1-2, or any exemptive relief therefrom. A Fund investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Exchange Traded Funds. The Funds may invest in investment companies in the form of various exchange traded funds (“ETFs”), subject to the Fund’s investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

•

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•

“Qubes” (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

•

“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment company.

SHORT SALES

The Funds will not make short sales of securities, except that each Fund may sell securities “short against the box”; provided that each Fund will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion. Each Fund may also make short sales as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes.

DEFENSIVE PURPOSES

Each Fund other than SFT Advantus Money Market Fund may invest up to 20% of its respective net assets in cash or cash items. SFT Advantus Money Market Fund may invest in cash to the extent necessary to meet minimum liquidity requirements under Rule 2a-7 of the Investment Company Act of 1940 (as described in “Investment Restrictions—Additional Restrictions” below) and to meet reasonably foreseeable shareholder redemptions. In addition, for temporary or defensive purposes, a Fund may invest in cash or cash items without limitation. The “cash items” in which a Fund may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s fundamental investment policies and restrictions); and other similar high-quality short-term United States dollar-denominated obligations.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions relating to the investment of the assets of the Funds.

Each Fund is subject to certain “fundamental” investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Fund affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Trust’s outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Fund means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Trustees without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

FUNDAMENTAL RESTRICTIONS

1.	The Funds will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.[1]

2.	The Funds will not concentrate their investments in a particular industry, except that:

(a)	with respect to Money Market Fund, this limitation does not apply to investments in domestic banks;

(b)	under normal market conditions, Mortgage Securities Fund will concentrate its investments in the mortgage and mortgage-finance industry. Mortgage Securities Fund will not concentrate its investments in any other particular industry;

(c)	under normal market conditions, Real Estate Securities Fund will concentrate its investments in the real estate or real estate related industry. Real Estate Fund will not concentrate its investments in any other particular industry;

[1]	None of the Funds has ever borrowed money, nor does any Fund have any present intention to borrow money.

(d)	Index 500 Fund may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and

(e)	Index 400 Mid-Cap Fund may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

4.	The Funds will not purchase physical commodities or contracts relating to physical commodities.

5.	The Funds may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

6.	The Funds may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has adopted a number of non-fundamental policies which appear below.

7.	The Funds will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

8.	The Funds will use futures contracts and options on futures contracts only (a) for “bona fide hedging purposes” (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund.

9.	The Funds may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

10.	The Funds may not make short sales of securities, except that this policy does not prevent a Fund from making short sales “against the box” or as otherwise permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdictions, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).

11.	The Funds may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

12.	The Funds will not invest more than 15% (5% in the case of Money Market Fund) of their net assets in illiquid securities.

13.	The total market value of securities against which a Fund may write call or put options will not exceed 20% of the Funds’ total assets. In addition, a Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

14.	The Advantus Index 500 Fund may not invest in shares of other investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.

If a percentage restriction described above or in the Trust’s Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry “classification” for a particular security and calculating industry concentration percentages, the Trust will generally use the Standard Industry Classification (“SIC”) Code assigned to such security by Bloomberg LP. However, the Trust’s investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.

ADDITIONAL RESTRICTIONS

The SFT Advantus Money Market Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in United States dollar-denominated investments that(a) present “minimal credit risk” and (b) are at the time of acquisition ”Eligible Securities.” Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations (“NRSROs”) in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody’s.

Rule 2a-7 further requires that the Fund’s investments be limited to securities that mature within 397 calendar days or less from the date of purchase in the case of securities in the NRSROs’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs’ second highest short-term rating categories. The Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

The Fund must also hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days. In addition, the Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

Rule 2a-7 also requires, among other things, that the Fund may not invest (a) more than 3% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than one-half of 1% of its total assets in Second Tier Securities of any one issuer. The Fund’s present practice is not to purchase any Second Tier Securities.

In addition, the Funds are subject to and will comply with all other applicable restrictions in the Investment Company Act of 1940, the Internal Revenue Code, as amended, and regulations adopted thereunder.

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Each Fund has a different expected annual rate of portfolio turnover. A high rate of turnover in a Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive favorable tax treatment. The portfolio turnover rates associated with each Fund will, of course, be affected by the level of purchases and redemptions of shares of each Fund. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital or a Fund’s sub-adviser such a sale is advisable.

The SFT Advantus Money Market Fund, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Fund’s assets will be invested in securities with short maturities and the Fund will manage its assets as described above, the Fund’s holdings of money market instruments will turn over several times a year. However, this does not generally increase the Fund’s brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests since such securities will be purchased on a net basis.

For each of the last three calendar years, the portfolio turnover rates for the various Funds were as follows:

	Portfolio Turnover Rate
Fund	2013	2012	2011
SFT Advantus Bond Fund		205.5%	270.5%
SFT Advantus Index 400 Mid-Cap Fund		8.0	16.3
SFT Advantus Index 500 Fund		2.6	4.6
SFT Advantus International Bond Fund		38.8	18.8
SFT Advantus Managed Volatility Fund	—	N/A	N/A
SFT Advantus Money Market Fund		N/A	N/A
SFT Advantus Mortgage Securities Fund		231.3	241.8
SFT Advantus Real Estate Securities Fund		47.6	57.7
SFT Ivy® Growth Fund	N/A	N/A	N/A
SFT Ivy® Small Cap Growth Fund	N/A	N/A	N/A
SFT Pyramis® Core Equity Fund	N/A	N/A	N/A
SFT T. Rowe Price Value Fund	N/A	N/A	N/A

TRUSTEES AND EXECUTIVE OFFICERS

Trustee Duties and Responsibilities. The duties and responsibilities of the Trust’s trustees flow principally from Delaware law (as the Trust is organized as a Delaware statutory trust) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Trust is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Trust’s trustees have myriad duties and responsibilities, including without limitation: the election of Trust officers; the appointment and oversight of key Trust service providers, including the Trust’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Trust’s investment advisory and underwriting agreements, as well as other agreements with Trust affiliates and the Trust’s Rule 12b-1 plan of distribution; and oversight over the management of the Trust (including risk oversight), as conducted primarily by the Trust’s investment adviser, Advantus Capital Management, Inc. (“Advantus Capital”).

Embedded within the foregoing is the Board of Trustees’ ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Trust is exposed. There are four regularly scheduled Board of Trustees, and two regularly scheduled Audit Committee, meetings held each year. Over the course of each year, the Board of Trustees and Audit Committee endeavor to receive reports on the key risks affecting the Trust and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Trust’s Board of Trustees has been constituted with persons of diverse backgrounds but with a collective ability to understand the Trust’s risk environment and to oversee the risk management function.

At each regularly scheduled meeting of the Board of Trustees, the investment performance of each Fund is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board of Trustees at least annually to discuss in detail the manner in which the Fund is managed, the makeup of the Fund, the environment in which the Fund operates and the risks to which the Fund is subject. In addition, the Board of Trustees meets in person with a representative of Franklin Advisers, Inc., the sub-adviser to one of the Funds.

A foundational responsibility of the Trust’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Trust is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The Trust’s CCO reports directly to the Trust’s Board of Trustees, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board of Trustees approved the Trust’s and Advantus Capital’s compliance programs (as well as the compliance programs of Franklin Advisers, Inc., the sub-adviser for the Advantus International Bond Fund, and of the Trust’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Trust’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.

At each semi-annual meeting of the Trust’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Advantus Capital, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Advantus Capital and its affiliates (including many key roles and functions impacting the Fund). The Trust’s Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted since the most recent prior Audit Committee Meeting, and such individual meets in executive session with the Audit Committee at each regularly scheduled meeting.

Board and Committee Structure. Currently, the Trust’s Board of Trustees is comprised of four persons. One of such trustees is an “interested person” (within the meaning of the Investment Company Act) of the Trust. The other three trustees are considered independent (an “Independent Trustee”) because he or she is not an interested person of the Trust, has never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company (“Minnesota Life”), and does not have a financial interest in Advantus Capital, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.

There are two committees of the Board of Trustees — an Audit Committee and a Governance Committee. Each such committee is comprised of the three Independent Directors. Each committee meeting is chaired by a trustee, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for trustee nominations and trustee and board self-assessments) has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met three times, and the Governance Committee met one time, during the fiscal year ended December 31, 2013.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (e) to act as a liaison between the Trust’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Advantus Capital, Minnesota Life and its affiliates as such functions relate to the Trust (as described above).

The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board of Trustees, selects and recommends to the Board of Trustees individuals for nomination as Independent Trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board of Trustees, the Board’s committee structure and each Committee’s Charter, develops proposals regarding director education, reviews director compensation and expenses, and at least annually conducts a self assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Trust’s governance structures and practices. The names of potential Independent Trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Trust does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.

Neither Delaware law nor the Investment Company Act requires that the Trust’s Board of Trustees appoint a “chair” or a “lead independent trustee”. In reviewing and analyzing current trends in the industry, including various articulations of “best practices” regarding mutual fund boards, the Trust’s Board of Trustees determined that the appointment of a “chair” or a “lead independent director” would not meaningfully advance or improve the Trust’s governance structure or the ability or means of the Board of Trustees in the performance of its duties and responsibilities. In making this determination, and in deciding not to appoint a chair or a lead director, the Board of Trustees considered the current small size of the Trust, the relatively small number of Funds within the Board of Trustees’ purview, the ability of each trustee individually, and the Board as a whole, to determine and influence the nature and substance of the Board’s (and Committees’) agendas, materials and roles, the relative lack of complexity in the organization of the Trust and the representation of independent trustees at all times by independent legal counsel.

Trustee Selection and Qualifications. The Trust’s Board of Trustees has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Trustees of Securian Funds Trust (the “Trustee Guidelines”). The Guidelines provide that the Trust’s Board shall be comprised in such a manner that (i) there are at least three Independent Trustees and (ii) the ratio of Independent Trustees to total trustees complies with the requirements of the Investment Company Act and industry best practices, as determined and applied to the Trust’s from time to time by the Governance Committee of the Board.

The selection and nomination of new Independent Trustees (when vacancies occur) is solely within the discretion of the then existing Independent Trustees. The Guidelines further provide that Independent Trustees should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Delaware law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.

The Guidelines further provide that each Independent Trustee nominee should be literate in business and financial matters as they may relate to investment companies. Additionally, if practicable, the Board should endeavor to have among its Independent Trustees at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.

Current Trustees and Executive Officers. Set forth in the following table are the names and certain biographical information on each current Trust trustee and certain Trust officers. Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the trustees is a director or trustee of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each trustee serves for an indefinite term, until his or her resignation, death or removal.

Name, Address¹ and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell Age 59	Trustee since October 21, 2011	Retired; Senior Financial Consultant to Cargill’s Controller’s Group, Animal Nutrition Business and Tartan Program, 2009 to 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services, 2005 to 2009; Consultant, Black River Asset Management, 2004 to 2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc., 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc., 1991 to 1996; Chartered Financial Analyst

Linda L. Henderson Age 64	Trustee since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton Age 66	Trustee since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, State of Minnesota Council of Economic Advisors from 1988 to 1994 and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist
Interested Trustee

Gregory S. Strong Age 69	Trustee since October 21, 2011	Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Name, Address¹ and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

Other Executive Officers[3]

David M. Kuplic Age 56	President since July 28, 2011	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

Gary M. Kleist Age 54	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Name, Address¹ and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

Bruce P. Shay Age 53	Vice President since July 28, 2011	Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Age 69 Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)	Unless otherwise noted, the address of each trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)	Dates reflect when the person became a director or officer of Advantus Series Fund, the predecessor to the Trust.
(3)	Although not a ‘corporate’ officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust’s Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets); Vice President and Secretary, Marketview Properties IV, LLC.

Each of the current members of the Trust’s Board of Trustees was nominated by the Trust’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the board’s diversity and strength.

Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Her experiences also allow her to serve as the Trust’s designated Audit Committee Financial Expert.

Ms. Henderson’s professional and academic experience with fixed income securities provides perspective to the Board’s role in overseeing the Trust’s investment portfolios, many of which focus on fixed income securities.

Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, provides valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

Mr. Strong’s professional experience in the insurance and mutual fund industries, including his experience as President of Advantus Series Fund, Inc., the Trust’s predecessor, enables him to present valuable insight and experience regarding internal and external issues facing funds and their managers.

Share Ownership. The Trustees beneficially owned shares in Securities Funds Trust in the following dollar ranges as of December 31, 2013:

Name of Director	Dollar Range of Equity Securities in the Trust*
Julie K. Getchell	$0 - $100,000
Linda L. Henderson	None
William C. Melton	$100,001 - $500,000
Gregory S. Strong	$100,001 - $500,000

*	The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Trustees who own Contracts issued by those companies are the beneficial owners of the shares of the Trust attributable to such Contracts.

Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Trust to any of its officers or directors who is currently affiliated with Advantus Capital. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Advantus Capital. Trustees who are not currently affiliated with Advantus Capital receive compensation in connection with the Trust equal to $14,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend directors’ meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting. During the fiscal year ended December 31, 2013, each Trustee was compensated by Securian Funds Trust in accordance with the following table:

Name of Trustee	Aggregate Compensation from Securian Funds Trust	Pension or Retirement Benefits Accrued as Part of Securian Funds Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Securian Funds Trust and other Funds in Same Complex Paid to Trustees
Julie K. Getchell	$30,500	n/a	n/a	n/a
Linda L. Henderson	$30,500	n/a	n/a	n/a
William C. Melton	$30,500	n/a	n/a	n/a
Gregory S. Strong	$24,500	n/a	n/a	n/a

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

Advantus Capital Management, Inc. (“Advantus Capital”) has been the investment adviser and manager of the Trust and SFT Advantus Bond Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Real Estate Securities Fund since May 1, 1997, the Managed Volatility Fund since May 1, 2013, and the SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund Since May 1, 2014. Securian Financial Services, Inc. (“Securian Financial”) acts as the Trust’s underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the trustees or shareholders of the Trust. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission (SEC) which permits Advantus Capital to employ a “manager of managers” strategy in connection with its management of the Trust. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Trust’s Board of Trustees, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. The shareholders of each Fund, except SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund (the New Funds), have approved the use of the manager of managers order. Each of the New Funds is a replacement portfolio for two or more existing portfolios. The existing portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (Contracts) issued by Minnesota Life Insurance Company and its affiliate, Securian Life Insurance Company. On May 1, 2014, assets attributable to existing portfolios held under the Contracts were moved to replacement portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the SEC. As a condition to the SEC granting the substitution order, the New Funds may not rely on the manager of managers order without first obtaining shareholder approval. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Fund. In the case of a Fund which employs more than one investment sub-adviser, the order also permits the Trust to disclose such investment sub-advisers’ fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Fund employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

Pursuant to separate investment sub-advisory agreements, the SFT Advantus International Bond, SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds are managed by the following investment sub-advisers:

Fund	Investment Sub-Adviser
SFT Advantus International Bond	Franklin Advisers, Inc.
SFT Ivy® Growth	Waddell & Reed Investment Management Company
SFT Ivy® Small Cap Growth	Waddell & Reed Investment Management Company
SFT Pyramis® Core Equity	Pyramis Global Advisors, LLC
SFT T. Rowe Price Value	T. Rowe Price Associates, Inc.

In each case, the investment sub-adviser has been retained to provide investment advice and, in general, to conduct the management investment program for the respective Fund, subject to the general control of the Board of Trustees of the Trust.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company (“Minnesota Life”). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

David M. Kuplic, President of the Trust, is Executive Vice President, and Director of Advantus Capital. Gary M. Kleist, Vice President and Treasurer of the Trust, is Financial Vice President and Chief of Operations of Advantus Capital. Vicki L. Bailey, Chief Compliance Officer of the Trust, is Vice President, Investment Law,

Chief Compliance Officer and Secretary of Advantus Capital. Christopher R. Sebald, President of Advantus Capital, is Senior Vice President of Minnesota Life and Securian Financial Group, Inc.

THE TRUST’S INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL

Advantus Capital acts as investment adviser and manager of the SFT Advantus Bond Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Real Estate Securities Fund under an Investment Advisory Agreement dated May 1, 2012; and, with respect to the Managed Volatility Fund, an amendment to such Agreement effective May 1, 2013; and, with respect to the SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds, an amendment to such Agreement effective May 1, 2014. At a special meeting of shareholders held October 21, 2011, a Reorganization Agreement was approved pursuant to which each portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The effect of shareholders approving the Reorganization was that they also approved a new Investment Advisory Agreement with Advantus Capital (which was substantially identical to the prior Investment Advisory Agreement). The Investment Advisory Agreement was approved by the initial shareholder of the SFT Advantus Managed Volatility Fund on January 31, 2013, and by the initial shareholder of each of the SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds on                     , 2014. The Investment Advisory Agreement was last approved by the Board of Trustees of the Trust (including a majority of the trustees who are not parties to the contract, or interested persons of any such party) on January 30, 2014. Prior to May 1, 1997, the Advantus Series Fund obtained advisory services from MIMLIC Asset Management Company, formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994.

The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of the Trust’s outstanding voting securities on 60 days’ written notice to Advantus Capital, and by Advantus Capital on 60 days’ written notice to the Trust. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Trust.

The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the directors of the Trust who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Trust.

THE TRUST’S INVESTMENT ADVISORY FEES

Pursuant to the investment advisory agreement, each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of the Fund’s average daily net assets as set forth in the following table, effective May 1, 2014:

Fund	Advisory Fee (as a percentage of average daily net assets)
SFT Advantus Bond Fund	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
SFT Advantus Index 400 Mid-Cap Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion;
SFT Advantus Index 500 Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion;
SFT Advantus International Bond Fund	0.60% of assets to $1 billion; and 0.55% of assets exceeding $1 billion
SFT Advantus Managed Volatility Fund	0.65% of all assets
SFT Advantus Money Market Fund	0.30% of assets to $1 billion; and 0.25% of assets exceeding $1 billion
SFT Advantus Mortgage Securities Fund	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
SFT Advantus Real Estate Securities Fund	0.70% of assets to $1 billion; and 0.65% of assets exceeding $1 billion
SFT Ivy® Growth Fund	0.67% of assets to $500 million; and 0.625% of next $300 million of assets; and 0.60% of next $200 million of assets; and 0.50% of assets exceeding $1 billion
SFT Ivy® Small Cap Growth Fund	0.85% of assets to $1 billion; and 0.80% of next $2 billion of assets; and 0.76% of assets exceeding $3 billion
SFT Pyramis® Core Equity Fund	0.65% of all assets
SFT T. Rowe Price Value Fund	0.67% of assets to $1 billion; and 0.65% of next $1.5 billion of assets; and 0.60% of assets exceeding $2.5 billion

The fees paid to Advantus Capital by the Funds during the fiscal years ended December 31, 2013, 2012 and 2011 were as follows:

	Advisory Fees Paid
Fund	2013	2012		2011
SFT Advantus Bond Fund		$1,454,385		$1,466,462
SFT Advantus Index 400 Mid-Cap Fund		268,196		266,196
SFT Advantus Index 500 Fund		670,510		655,773
SFT Advantus International Bond Fund		719,253		692,917
SFT Advantus Managed Volatility Fund(a)		n/a		n/a
SFT Advantus Money Market Fund		304,676	(b)	319,698	(b)
SFT Advantus Mortgage Securities Fund		405,421		439,247
SFT Advantus Real Estate Securities Fund		$745,369		$708,102
SFT Ivy® Growth Fund(c)	n/a	n/a		n/a
SFT Ivy® Small Cap Growth Fund(c)	n/a	n/a		n/a
SFT Pyramis® Core Equity Fund(c)	n/a	n/a		n/a
SFT T. Rowe Price Value Fund(c)	n/a	n/a		n/a

(a)	The Fund did not commence operations until May 1, 2013. Effective the same date, Advantus Capital and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Advantus Managed Volatility Fund Expense Limitation Agreement” below.
(b)	Effective May 1, 2012 Advantus Capital, Securian Financial and the Trust entered into a net investment income maintenance agreement to ensure that the Fund’s net investment income does not fall below zero. See “SFT Advantus Money Market Fund Net Investment Income Maintenance Agreement” below.
(c)	The Fund did not commence operations until May 1, 2014.

Under the Investment Advisory Agreement, the Adviser furnishes the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust. The Trust pays all its costs and expenses which are not assumed by the Adviser. These Trust expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Trust including, among others, interest, taxes, brokerage fees and commissions, fees of the trustees who are not employees of the Adviser or any of its affiliates, compensation paid to the Trust’s Chief Compliance Officer, expenses of trustees’ and shareholders’ meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Trust’s shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.

Each Fund will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, Rule 12b-1 fees, brokerage, interest, taxes, license fees, certain fund accounting expenses and the charges of the custodian. The Trust will pay all other expenses not attributable to a specific Fund, but some of such expenses will be allocated equally among the Funds, and others will be allocated on the basis of “time and effort,” unless otherwise allocated by the Board of Trustees of the Trust.

SFT ADVANTUS MANAGED VOLATILITY FUND EXPENSE LIMITATION AGREEMENT

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Fund (the “Fund”), have entered into a written agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2015. The agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

SFT ADVANTUS MONEY MARKET FUND NET INVESTMENT INCOME MAINTENANCE AGREEMENT

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Advantus Money Market Fund (the “Fund”), Advantus Capital Management, Inc. (“Advantus Capital”), and Securian Financial Services, Inc.

(“Securian Financial”). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the “Expense Waiver”) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2013, Advantus Capital and Securian Financial have collectively waived $                 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $                 was eligible for recovery by Advantus Capital and Securian Financial as of such date. If Advantus Capital and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2015, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees.

INVESTMENT SUB-ADVISORY AGREEMENTS

Franklin Advisers, Inc. (“Franklin”). Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — Templeton Global Bond Fund — has investment policies and strategies generally similar to those of the SFT Advantus International Bond Fund. Franklin may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin on behalf of the SFT Advantus International Bond Fund. Similarly, with respect to the SFT Advantus International Bond Fund, Franklin is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that it and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Franklin is not obligated to refrain from investing in securities held by the SFT Advantus International Bond Fund or other funds it manages. Because Franklin is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the SFT Advantus International Bond Fund’s ability to acquire or hold a position in a given security when it might otherwise be advantageous for it to acquire or hold that security.

Franklin acts as investment sub-adviser to the Trust’s SFT Advantus International Bond Fund under an Investment Sub-Advisory Agreement with Advantus Capital dated May 1, 2012, as supplemented by a letter agreement dated May 1, 2012, regarding derivatives trading (the “Franklin Agreement”) which became effective the same date. Prior to January 1, 2008, Augustus Asset Managers Limited served as investment sub-adviser to the SFT Advantus International Bond Fund.

The Franklin Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Franklin Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of the SFT Advantus International Bond Fund’s outstanding voting securities on 60 days’ written notice to Franklin and by Franklin on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Franklin Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT Advantus International Bond Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Franklin Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Franklin Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 30, 2014.

From the advisory fee received from SFT Advantus International Bond Fund, Advantus Capital pays Franklin a sub-advisory fee equal to .37% of SFT Advantus International Bond Fund’s average daily net assets. The sub-advisory fees paid to Franklin by Advantus Capital during the fiscal years ended December 31, 2013, 2012 and 2011 were as follows:

2013	2012	2011
	$$433,228	$426,947

Waddell & Reed Investment Management Company (“WRIMCO”). WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO and its affiliates manage other investment companies and accounts. Two of such registered investment companies — the Ivy Funds VIP Growth Portfolio and Ivy Funds VIP Small Company Growth Portfolio, each a series of Ivy Funds Variable Insurance Portfolios — have investment policies and strategies similar to those of the Trust’s SFT Ivy Growth Fund and SFT Ivy Small Cap Growth Fund, respectively.

WRIMCO serves as investment sub-adviser to the Trust’s SFT Ivy® Growth Fund and SFT Ivy® Small Cap Growth Fund pursuant to separate investment sub-advisory agreements with Advantus Capital (the “Ivy Growth Agreement” and the “Ivy Small Cap Growth Agreement,” respectively), each of which was approved by the Board of Trustees of the Trust on January 30, 2014 and became effective on May 1, 2014.

The Ivy Growth Agreement and Ivy Small Cap Growth Agreement will each terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement is each terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of such Fund’s outstanding voting securities on 60 days’ written notice to WRIMCO and by WRIMCO on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement shall each continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Ivy Growth Agreement and Ivy Small Cap Growth Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Ivy Growth Agreement and Ivy Small Cap Growth Agreement was each last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 30, 2014.

Pyramis Global Advisors, LLC (“Pyramis”). Pyramis is a privately owned investment manager. The firm primarily provides its services to pooled investment vehicles. It also provides services to investment companies, pension and profit sharing plans, corporations or other businesses, state and municipal government entities, other investment advisers, and insurance companies. The firm was founded in 2005 and is based in Smithfield, Rhode Island. Pyramis operates as a subsidiary of Fidelity Investments.

Pyramis serves as investment sub-adviser to the Trust’s SFT Pyramis® Core Equity Fund pursuant to an investment sub-advisory agreement with Advantus Capital, which was approved by the Board of Trustees of the Trust on January 30, 2014 and became effective on May 1, 2014 (the “Pyramis® Agreement”).

The Pyramis® Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Pyramis® Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of the SFT Pyramis® Core Equity Fund’s outstanding voting securities on 60 days’ written notice to Pyramis and by Pyramis on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Pyramis® Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT Pyramis® Core Equity Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Pyramis® Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Pyramis® Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 30, 2014.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — T. Rowe Price Value Fund, Inc. — has investment policies and strategies generally similar to those of the Trust’s SFT T. Rowe Price Value fund.

T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund pursuant to an investment sub-advisory agreement with Advantus Capital, which was approved by the Board of Trustees on January 30, 2014 and became effective on May 1, 2014 (the “T. Rowe Price Agreement”).

The T. Rowe Price Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the T. Rowe Price Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Advantus Capital or by vote of a majority of the T. Rowe Price Value Fund’s outstanding voting securities on 60 days’ written notice to T. Rowe Price and by T. Rowe Price on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the T. Rowe Price Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the SFT T. Rowe Price Value Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the T. Rowe Price Agreement, cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Price Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 30, 2014.

BASIS OF ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis of the approval by the Board of Trustees of the Trust in January 2013, of the Investment Advisory Agreement with Advantus Capital and the Franklin Agreement is available in the Semiannual Report to Shareholders for the period ended June 30, 2013. An updated discussion regarding the most recent such approval by the Trust’s Board of Trustees of the Investment Advisory Agreement with Advantus Capital and the Franklin Agreement, Ivy Growth Agreement, Ivy Small Cap Growth Agreement, Pyramis® Agreement and T. Rowe Price Agreement on January 30, 2014, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2014.

INFORMATION REGARDING TRUST PORTFOLIO MANAGERS — ADVANTUS CAPITAL

Other Accounts Managed. For each of the Trust’s Funds (except the SFT International Bond Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund), the table below lists the number of other accounts managed by each Advantus Capital portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of December 31, 2013: (i) registered investment companies (“RICs”), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Matthew K. Richmond	RICs	3	530
	Pooled Investment Vehicles	2	31
	Other Accounts	1	37
Lowell R. Bolken	RICs	3	530
	Pooled Investment Vehicles	2	31
	Other Accounts	1	37
Thomas B. Houghton	RICs	3	744
	Pooled Investment Vehicles	1	344
	Other Accounts	11	1,286
David M. Kuplic	RICs	0	0
	Pooled Investment Vehicles	0	0
	Other Accounts	32	13,579
David W. Land	RICs	4	856
	Pooled Investment Vehicles	0	0
	Other Accounts	9	1,382
Christopher R. Sebald	RICs	5	963
	Pooled Investment Vehicles	1	344
	Other Accounts	13	1,596
James P. Seifert	RICs	2	606
	Pooled Investment Vehicles	4	628
	Other Accounts	0	0
Craig M. Stapleton	RICs	1	51
	Pooled Investment Vehicles	0	0
	Other Accounts	14	1,571

CONFLICTS OF INTEREST. In the judgment of the Trust’s investment adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Trust Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital’s and the Trust’s code of ethics. The Trust Fund and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Trust Fund and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or its affiliates. In addition, Advantus Capital believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

PORTFOLIO MANAGERS’ OWNERSHIP OF TRUST SECURITIES. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Portfolios are offered as investment options. At December 31, 2013, none of the portfolio managers identified above owns beneficially, through such contracts, shares of any of the Funds.

PORTFOLIO MANAGER COMPENSATION. As of the end of the Trust’s most recent fiscal year, each portfolio manager of a Trust Fund is compensated for managing the Fund and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

The portfolio manager of the Index 500 Fund and Index 400 Fund receives the following compensation:

Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus — the portfolio manager is eligible for an annual bonus that is based on ability to meet predetermined goals. Of the total goal, approximately 75% is based on the pre-tax investment performance versus an appropriate benchmark, which, in the case of a Fund, is the Fund’s benchmark index described in the Trust’s prospectus. Performance comparisons to the respective benchmark are performed using one-year performance. The remaining goals (approximately 25%) are based on subjective fulfillment of position duties.

Long-term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

The portfolio managers of the Bond Fund, Money Market Fund, Mortgage Securities Fund and Real Estate Securities Fund receive the following compensation:

Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus — the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, approximately 80% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Fund, the appropriate benchmark is the Fund’s benchmark index described in the Trust’s prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 20%) are based on subjective fulfillment of position duties.

Long-term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s and Securian Financial Group’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share — the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Trust Funds, are not subject to revenue share.

The portfolio managers of the Managed Volatility Fund receive the following compensation:

Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus — the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, a majority is based on investment performance versus appropriate benchmarks and peer groups along with subjective standards relating to investment management activities. The remaining goals are based on subjective fulfillment of position duties.

Long-term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share — the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Trust Funds, are not subject to revenue share.

INFORMATION REGARDING PORTFOLIO MANAGER — FRANKLIN

This section reflects information about the portfolio manager as of December 31, 2013.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed (x $1 million) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed (x $1 million) (1)
Michael J. Hasenstab	15	81,512.6	35	94,008.0	21	5,514.4
Canyon Chan	5	2,168.9	6	1,949.1	10	3,087.7

(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the International Bond Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the SFT Advantus International Bond Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the SFT Advantus International Bond Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the SFT Advantus International Bond Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the SFT Advantus International Bond Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the SFT Advantus International Bond Fund may outperform the securities selected for the SFT Advantus International Bond Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the SFT Advantus International Bond Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin and the Trust have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin guidelines. The following factors are generally used in determining bonuses under the plan.

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Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Non-Investment Performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Trust Shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. As of December 31, 2013, the portfolio manager of the International Bond Fund owns no shares in such Fund.

Information Regarding Portfolio Manager – WRIMCO

This section reflects information about the portfolio manager as of December 31, 2013.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Daniel P. Becker*
Sarah C. Ross*
Phillip J. Sanders*
Gill C. Scott**

*	Portfolio manager for SFT Ivy® Growth Fund
**	Portfolio manager for SFT Ivy® Small Cap Growth Fund

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Conflict of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

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The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Waddell & Reed seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

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The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed’s Allocation Procedures.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Regarding Portfolio Manager – Pyramis

This section reflects information about the portfolio manager as of December 31, 2013.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Chandler Willett
Chad Colman
Jody Simes
Katharine O’Donovan
Ed Field
Andrew Swanson
Chip Perrone
Hamish Clark

Compensation

Chandler Willet is the lead portfolio manager (the “Lead Portfolio Manager”) of the SFT Pyramis® Core Equity Fund and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Willet’s bonus are based on the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Pyramis Large Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Standard & Poor’s 500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Core peer group. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Jody Simes, Chad Colman, Katharine O’Donovan, Ed Field, Hamish Clark, Chip Perrone and Andrew Swanson are each co-portfolio managers of SFT Pyramis® Core Equity Fund and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by the level of responsibility and tenure at Pyramis or its affiliates. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, (ii) measurement of their % positive impact resulting from their rated securities across a defined set of portfolios, and (iii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of the co-portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-portfolio manager’s bonus that is linked to the investment performance of Pyramis Large Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Standard & Poor’s 500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Core Equity peer group. An additional portion of each co-portfolio manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each co-manager manages measured against a sector benchmark. Each co-portfolio manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Conflict of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Information Regarding Portfolio Manager – T. Rowe Price

This section reflects information about the portfolio manager as of December 31, 2013.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Mark S. Finn

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Conflict of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

DISCLOSURE OF FUND HOLDINGS

The Board of Trustees of the Trust has adopted policies and procedures on the Trust’s behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Trust to prevent the selective disclosure of non-public information concerning the Funds, except in accordance with the Disclosure Policies. The Trust does not receive any compensation in return for the disclosure of information about a Fund’s securities or for any ongoing arrangements to make available information about a Fund’s securities.

The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Trust’s shareholders, on the one hand, and those of Advantus Capital and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of its fiduciary duties, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Trustees exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Trust’s shareholders and those of its service providers and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Trust shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Trustees deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.

The Board of Trustees reserves the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

The Trust files complete portfolio holdings schedules for each Fund as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Trust, Advantus Capital personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Such persons are subject to duties of confidentiality and trade prohibitions pursuant to the Advantus Capital Code of Ethics. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. Certain affiliated and unaffiliated entities that receive nonpublic portfolio holdings information are subject to a duty not to disclose or trade on such information if such duty is a contractual duty or is an independent obligation otherwise imposed.

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Disclosure on a Delay. The Trust and Advantus Capital may publicly disclose all calendar quarter-end portfolio holdings of all Funds after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.

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Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Trust’s administrative services agent, Securian Financial Group, and the Trust’s underwriter, Securian Financial Services, Inc. The frequency of disclosure varies and may be as frequent as daily, with no lag.

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Unaffiliated Service Providers — Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Trust’s accountant, State Street Bank and Trust Company, that are involved in the daily accounting and investment administration services of the Trust and other services provided to the Trust, (ii) employees of the Trust custodians, Wells Fargo Bank Minnesota and The Bank of New York Mellon Corporation and, (iii) employees of other unaffiliated service providers, Bloomberg LP, Interactive Data, Pricing and Reference Data, Inc. (IDC), Standard & Poor’s Securities Evaluations, Inc., Lipper, Inc., and Eagle Investment Systems, that are involved with other Fund services such as maintenance of computer systems used by Advantus Capital or other service providers on behalf of the Trust and security pricing. The frequency of disclosure varies and may be as frequent as daily, with no lag. These parties are subject to contractual duties of confidentiality regarding portfolio holdings information.

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Unaffiliated Service Providers — As Needed. Personnel of certain other unaffiliated third party service providers have access to Trust portfolio holdings information only as needed to provide services to the Trust. These service providers include (i) the Trust’s independent registered public accounting firm, KPMG LLP, (ii) the Trust’s general counsel, Dorsey & Whitney LLP, (iii) the independent legal counsel to the Trust’s independent trustees, Faegre Baker Daniels LLP, (iv) the Trust’s financial printer and EDGAR filing agent, R.R. Donnelley and Merrill Corporation, in connection with the printing of the Trust’s annual and semiannual reports to shareholders and the filing of the Trust’s reports on Form N-CSR, Form N-Q and other reports with the Securities and Exchange Commission, and (v) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Trust, Advantus Capital or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.

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Disclosure to Sub-Adviser — Certain personnel employed by a sub-adviser to a Fund have daily access to portfolio holdings information as needed to conduct their sub-advisory services. This portfolio holdings information is subject to the portfolio holding policies of the sub-adviser. The SFT Advantus International Bond Fund’s Sub-Adviser, Franklin, has adopted a policy regarding disclosure of portfolio holdings information related to the SFT Advantus International Bond Fund.

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Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.

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Disclosure of Individual Fund Holdings. Certain spokespersons of Advantus Capital, Franklin or the Trust may disclose or confirm the ownership of any individual holding position in materials prepared for Trust shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.

DISCLOSURE AS REQUIRED BY LAW. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions held in a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body or on the Trust’s website, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer, or an authorized designee.

WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Trust shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty or agreement not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by the disclosure.

ADMINISTRATIVE SERVICES

The Trust has entered into an agreement with Securian Financial Group, Inc. (“SFG”), dated January 1, 2013, under which SFG provides accounting oversight, financial reporting, legal and other administrative services to the Trust and under which each Fund reimburses SFG quarterly for the actual costs incurred by SFG in performing such services, as determined in accordance with SFG’s customary cost accounting procedures consistently applied. Additional accounting and administrative services are performed by State Street Bank and Trust Company (see below). Under the Trust’s agreement with SFG, SFG oversees State Street’s performance of these services. Prior to January 1, 2013, SFG’s subsidiary, Minnesota Life, provided similar administrative services to the Trust and its predecessor entity, Advantus Series Fund. During each of the last three calendar years the amounts paid by the predecessor entity of each Fund to Minnesota Life for these services were as follows:

Fund	2013	2012	2011
SFT Advantus Bond Fund		$55,348	$51,023
SFT Advantus Index 400 Mid-Cap Fund		41,047	37,836
SFT Advantus Index 500 Fund		31,106	28,682
SFT Advantus International Bond Fund		58,577	54,002
SFT Advantus Managed Volatility Fund		n/a	n/a
SFT Advantus Money Market Fund		35,797	33,000
SFT Advantus Mortgage Securities Fund		62,505	57,623
SFT Advantus Real Estate Securities Fund		41,047	37,836
SFT Ivy® Growth Fund	n/a	n/a	n/a
SFT Ivy® Small Cap Growth Fund	n/a	n/a	n/a
SFT Pyramis® Core Equity Fund	n/a	n/a	n/a
SFT T. Rowe Price Value Fund	n/a	n/a	n/a

The Trust has also entered into separate agreements with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides daily accounting and investment administration services for the Trust’s Finds. Under these agreements, each dated May 1, 2012, each Fund pays annual accounting and administration fees equal to a specified percentage of the Fund’s net assets, ranging from .01% to .045% depending on the Fund and its level of net assets, as well as various fixed fees and charges for other services provided under the agreements. During the last three calendar years, the amounts paid by the Fund or the predecessor entity of each Fund to State Street for these services were as follows:

Fund	2013	2012	2011
SFT Advantus Bond Fund		$164,018	$166,609
SFT Advantus Index 400 Mid-Cap Fund		65,627	65,928
SFT Advantus Index 500 Fund		108,256	108,866
SFT Advantus International Bond Fund		74,974	75,517
SFT Advantus Managed Volatility Fund		n/a	n/a
SFT Advantus Money Market Fund		96,478	57,153
SFT Advantus Mortgage Securities Fund		64,371	64,804
SFT Advantus Real Estate Securities Fund		62,744	62,950
SFT Ivy® Growth Fund	n/a	n/a	n/a
SFT Ivy® Small Cap Growth Fund	n/a	n/a	n/a
SFT Pyramis® Core Equity Fund	n/a	n/a	n/a
SFT T. Rowe Price Value Fund	n/a	n/a	n/a

CODE OF ETHICS

Advantus Capital, Securian Financial and the Trust, together with the sub-advisers for the SFT Advantus International Bond Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code’s provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

The Trust and its Funds, excluding the SFT Ivy® Growth, SFT Ivy® Small Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds, have delegated all proxy voting responsibilities to Advantus Capital. In the case of the SFT Advantus Money Market, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Real Estate Securities Funds, Advantus Capital, pursuant to the Advantus Capital Proxy Voting Policies and Procedures (the “Proxy Voting Policies”), has instructed the Funds’ custodian, Wells Fargo Bank, to vote proxies on behalf of the Funds in accordance with Wells Fargo’s Proxy Guidelines and Philosophy (the “Wells Guidelines”). Wells Fargo Bank employs Institutional Shareholder Services Inc. (“ISS”) as its proxy voting agent. ISS is responsible for analyzing proxies and recommending a voting position consistent with the Wells Guidelines and separate guidelines established by ISS (the “ISS Guidelines”). The Wells Guidelines include procedures for avoiding material conflicts of interest between the interests of the Fund and the interests of the Trust’s investment adviser, principal underwriter or other persons affiliated with the Trust, its investment adviser or principal underwriter. Advantus Capital monitors the proxy votes cast by Wells Fargo, including votes cast in situations presenting conflicts of interest. Other Funds (SFT Advantus Bond, SFT Advantus International Bond, SFT Advantus Managed Volatility and SFT Advantus Mortgage Securities Funds) do not generally invest in voting securities, but proxies for any voting securities which may be held by such Funds are voted by Advantus Capital in accordance with the Proxy Voting Policies in a manner that is generally consistent with the Wells Guidelines. The Proxy Voting Policies for these Funds also include procedures for avoiding material conflicts of interest that are substantially identical to those in the Wells Guidelines. Copies of the Proxy Voting Policies, including the Wells Guidelines and ISS Guidelines, are attached as Appendix D.

In the case of the SFT Ivy® Growth and SFT Ivy® Small Cap Growth Funds, all proxy voting responsibilities have been delegated to such Fund’s investment sub-adviser, WRIMCO. WRIMCO’s proxy voting policies are attached as Appendix E. In the case of the SFT Pyramis® Core Equity Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Pyramis. A copy of the Pyramis® proxy voting policies are attached as Appendix F. In the case of the SFT T. Rowe Price Value Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, T. Rowe Price Associates. A copy of the T. Rowe Price Associates proxy voting policies are attached as Appendix G.

Information regarding how the Trust (or its predecessor, Advantus Series Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Trust will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

DISTRIBUTION AGREEMENT

Securian Financial Services, Inc. (“Securian Financial”) acts as the underwriter of the Trust’s shares, pursuant to a written agreement. The Board of Trustees of the Trust, including a majority of the trustees who are not parties to the agreement, or interested persons of any such party, last approved the Trust’s Underwriting and Distribution Agreement dated May 1, 2012 with Securian Financial (the “Distribution Agreement”) on January 31, 2013. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Trust, except for certain fees paid pursuant to the Trust’s Rule 12b-1 Plan of Distribution. See “Payment of Certain Distribution Expenses of the Trust,” below.

The Distribution Agreement may be terminated by the Trust or Securian Financial at any time by the giving of 60 days’ written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the

Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In the Distribution Agreement, Securian Financial undertakes to indemnify the Trust against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Trust in any way arising out of or in connection with the sale or distribution of the Trust’s shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Trust but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE TRUST

The Trust has adopted a Plan of Distribution (the “Plan”) relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, Class 2 shares and the SFT Advantus Managed Volatility, SFT Advantus Money Market, SFT Ivy® Growth, SFT Ivy® Small Cap Growth, and SFT T. Rowe Price Value Funds (Class 1 shares are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies (“Insurance Companies”) whose variable insurance contracts (“Variable Contracts”) offer shares of the Trust, which, on an annual basis, is equal to .25% of each Fund’s average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Trust’s shares.

The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Trust or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Fund composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract owner may require, or maintaining customer accounts and records.

In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Fund/Class, the Plan has been adopted prior to any public offering of the voting securities of the Fund/Class or prior to the sale of such securities to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Fund/Class (Class 1 shares are not part of the Plan), and by a majority vote of both the full Board of Trustees of the Trust and those trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Trustees), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Trustees and the Independent Trustees, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust or of a particular Fund/Class, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Trust, or of a particular Fund/Class, and all material amendments must be approved by a majority vote of both the full Board of Trustees and the Independent Trustees, (5) while the Plan is in effect, the selection and nomination of any new Independent Trustees is committed to the discretion of the Independent Trustees then in office, and (6) the Trust’s underwriter, the Insurance Companies or others will prepare and furnish to the Board of Trustees, and the Board of Trustees will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Trustees and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company’s Board of Trustees, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Trustees of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company’s disinterested Trustees are committed to the discretion of such disinterested Trustees. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Trustees meetings held January 30, 2014, the Board of Trustees of the Trust so concluded.

During the fiscal year ended December 31, 2013, each Fund or each class of a Fund covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:

Fund / Class	Amount Paid
SFT Advantus Bond — Class 2 shares	$906,837
SFT Advantus Index 400 Mid-Cap — Class 2 shares	443,935
SFT Advantus Index 500 — Class 2 shares	1,111,668
SFT Advantus International Bond — Class 2 shares	298,445
SFT Advantus Managed Volatility Fund	—
SFT Advantus Money Market	253,897	(a)
SFT Advantus Mortgage Securities — Class 2 shares	252,649
SFT Advantus Real Estate Securities — Class 2 shares	263,679
SFT Ivy® Growth Fund	n/a
SFT Ivy® Small Cap Growth Fund	n/a
SFT Pyramis® Core Equity Fund — Class 2 shares	n/a
SFT T. Rowe Price Value Fund	n/a

(a)	Effective May 1, 2012 Securian Financial Services, Inc. agreed to waive, reimburse or pay the SFT Advantus Money Market Fund’s Rule 12b-1 distribution expenses so that the Fund’s daily net investment income does not fall below zero (see “SFT Advantus Money Market Fund Net Investment Income Maintenance Agreement” above). A similar agreement with Securian Financial was previously approved by Advantus Series Fund, Inc., the Trust’s predecessor, covering the Money Market Portfolio of the Series Fund, effective October 29, 2009. As of December 31, 2013 the aggregate amount waived totaled $ . The total Rule 12b-1 distribution expenses shown above are gross of the amount waived.

In accordance with the Plan of Distribution, Securian Financial has entered into separate Trust Shareholder Services Agreements with Minnesota Life Insurance Company (Minnesota Life), dated May 1, 2012 and Securian Life Insurance Company (Securian Life), dated May 1, 2012 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Trust, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Funds of the Trust which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, on January 30, 2014.

The Plan of Distribution could be construed as a “compensation plan” because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Trust’s shares than it receives as distribution fees pursuant to the Plan of Distribution for the Funds covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

CUSTODIANS

The assets of each Fund of the Trust are held in custody by an independent custodian pursuant to a custodian agreement approved by the Trust’s Board of Trustees.

Wells Fargo Bank Minnesota, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the SFT Advantus Money Market, SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Real Estate Securities Funds.

The Bank of New York Mellon Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258, is the custodian for the SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Advantus Mortgage, SFT Advantus International Bond, SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Trust’s independent registered public accounting firm and provides audit services to the Trust, including audits of the Trust’s annual financial statements.

LEGAL COUNSEL

The Trust’s general counsel is Dorsey & Whitney LLP. The firm of Faegre Baker Daniels LLP serves as independent legal counsel to the Trust’s independent trustees.

FUND TRANSACTIONS AND ALLOCATION OF BROKERAGE

INVESTMENT ADVISER: ADVANTUS CAPITAL

The Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds of the Trust, except for a Fund which has entered into a sub-advisory agreement. There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. The Adviser considers the full range and quality of a broker’s services in placing brokerage, including the value of research services provided (as defined in the Securities Exchange Act of 1934), execution capability, commission rate, financial responsibility and responsiveness. The Trust may pay higher than the lowest commission rates (on equity securities) or higher than the lowest price (on fixed income securities) available. Research services considered by the Adviser include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Adviser, the Trust enables the Adviser to supplement its own investment research activities and allows the Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Trust. To the extent such commissions are directed to these other brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Trust from these commissions.

There is no formula for the allocation by the Advisers of the Trust’s brokerage business to any broker-dealers for brokerage and research services. However, the Adviser will authorize the Trust to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

To the extent research services are used by the Adviser in rendering investment advice to the Trust, such services would tend to reduce the Adviser’s expenses. However, the Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Adviser, and conversely, research services received by the Adviser in respect of transactions for such other portfolios will be available for the benefit of the Trust.

During the fiscal years ended December 31, 2013, 2012 and 2011, brokerage commissions paid by the Funds were:

	Brokerage Commissions Paid
Fund	2013	2012	2011
SFT Advantus Bond Fund		$6,677	$6,822
SFT Advantus Index 400 Mid-Cap Fund		8,145	17,544
SFT Advantus Index 500 Fund		13,069	12,607
SFT Advantus International Bond Fund		—	—
SFT Advantus Managed Volatility Fund		n/a	n/a
SFT Advantus Money Market Fund		—	—
SFT Advantus Mortgage Securities Fund		155	—
SFT Advantus Real Estate Securities Fund		317,281	264,961
SFT Ivy® Growth Fund	n/a	n/a	n/a
SFT Ivy® Small Cap Growth Fund	n/a	n/a	n/a
SFT Pyramis® Core Equity Fund	n/a	n/a	n/a
SFT T. Rowe Price Value Fund	n/a	n/a	n/a

Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Trust for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

The Trust will not execute portfolio transactions through any affiliate, except as described below. The Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

Consistent with achieving best execution, the Trust may participate in so-called “directed brokerage” (or “Commission recapture”) programs, under which brokers (or dealers) used by the Trust remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Trust’s Board of Trustees, either the Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Fund returns.

In addition to providing investment management services to the Trust, Advantus Capital provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Trust are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Trust and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Trust, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Trust’s participation in such transactions on balance will produce better net results for the Trust.

The Trust’s acquisition during the fiscal year ended December 31, 2013, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:

Name of Issuer	Value of Securities Owned in the Funds at End of Fiscal Year
JP Morgan Securities Inc.
Wells Fargo Brokerage Services LLC
Bank of America Securities
Morgan Stanley & Co. Inc.
Citigroup Inc.
Goldman Sachs & Co.
Barclay’s Bank PLC

SUB-ADVISER: Franklin

Since most purchases by the SFT Advantus International Bond Fund (the “Fund”) are principal transactions at net prices, it incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services Franklin receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows Franklin to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce Franklin’s research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, Franklin and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (“Distributors”) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next sub-advisory fee payable to Franklin will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender, and the advisory fee the Fund pays Advantus Capital will be reduced by the same amount.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Sub-Adviser: WRIMCO

Trades are executed according to the firm’s Allocation Procedures outlined below.

The purpose of the Allocation Procedures is to minimize the risk that any particular client would be or could be systematically advantaged or disadvantaged by aggregation of orders and to promote fairness and equity for all clients. The Allocation Procedures also govern the allocation of initial public offers (IPOs). IPOs are usually available in limited supply and in amounts too small to permit across-the-board complete pro rata allocations. In addition, Adviser does not know the number of shares it will be allocated as a whole until after the order is placed. As such, special procedures with additional flexibility are necessary to ensure a fair and equitable allocation of IPO securities among Adviser’s clients, over time. These special procedures include giving priority to a fund(s) and/or account(s) whose investment objectives match the ‘style’ of the IPO (e.g., small-cap, mid-cap and international funds and accounts).

All equity trades are completed through our automated trading system, Charles River. Portfolio managers enter trade information such as security allocation (% in each portfolio) into the system and will then communicate the trade to the trading desk and the administrative support staff.

This automated system permits the traders to more efficiently conduct their trading activities and aggregate trades where they see fit. Under the Allocation Procedures, WRIMCO may aggregate orders for the purchase or sale of securities of its clients to lower the transaction costs when consistent with its duty to seek best execution, including, but not limited to, the duty to seek best price for its clients. WRIMCO’s decision not to, or failure to, aggregate orders will not been seen as a violation of its duty of best execution.

Our trading policies and trading strategies described do not differentiate between our proprietary mutual funds and our institutional accounts, with the exception that trades involving both ERISA accounts and affiliated accounts must not allocate to the affiliated accounts until the orders of all ERISA accounts have been filled in their entirety.

Trades are allocated as closely as possible to the proportions of the total order without generating odd-lot positions. Under the Allocation Procedures, adjustments for de minimis allocations and rounding to “round lot” amounts is permitted.

Soft dollar commissions are generated in our complex for two types of research – from broker provided research and third-party research as outlined below:

To effect the portfolio transactions, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the portfolio. Such policies include the selection of brokers which provide execution and/or research services and other services, (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the portfolio and/or the other portfolios and accounts over which WRIMCO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such investment research includes information on particular companies and industries as well as market, economic or institutional activity areas. Such research may be supplied by either the executing broker or a third party. Broker provided research is research primarily provided by the same broker/dealers with whom we trade securities. Third party research is research provided by “research boutiques” or other service providers but paid for with commissions generated from trading with broker/dealers that have entered into arrangements with those entities. It serves to broaden the scope and supplement the research activities of WRIMCO, serves to make available additional views for consideration and comparisons, and enables WRIMCO to obtain market information on the price of securities held in the portfolio or being considered for purchase.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO. For mixed-use items, appropriate personnel of WRIMCO shall make a good faith effort, under all the circumstances, to allocate the costs of anticipated research and brokerage service uses and non-research uses, including an explanation of the methodology used to allocate these costs and the percentage allocated to hard and soft dollars.

All arrangements with respect to third party research commitments are privately negotiated and factor in each broker’s execution capabilities, including but not limited to: speed, efficiency, confidentiality, and the willingness and ability of the broker to provide useful and/or desirable investment research and/or special execution services in light of Section 28(e) of the Securities Exchange Act of 1934.

WRIMCO does not generate or earn credit toward commitments incurred by it for third party research and services from commissions generated on transactions for its institutional accounts, including mutual funds for which WRIMCO serves as sub-advisor. However, to achieve best execution, trades for such accounts may be combined or aggregated with fund trades that do generate third party research commission credits for third party research and, therefore, the institutional accounts may pay the commission rates applicable to such trades.

Sub-Adviser: Pyramis

Pyramis has adopted a trade allocation policy that is designed to achieve fairness and not disadvantage comparable client accounts over time when aggregating and allocating trade orders, which may include proprietary accounts. When feasible and when consistent with the fair and equitable treatment of all client accounts, Pyramis will combine (or “merge”) orders of various funds and accounts for order entry and execution. When orders are combined, the average price for all separate executions within that block will be used for all securities and futures involved in such trades.

The portfolio management and trading function are segregated to enhance the overall control environment and to seek to ensure that trade allocation policies and procedures are consistently and fairly applied. Upon trade execution, allocations are systematically performed within the Order Management System (OMS) per the approved Trade Allocation Policy, generally on the trade date. In the case of all partial fills, trades executed on Pyramis’ equity trading desk are allocated to client accounts based on order size. If a partial fill is completed via multiple trades with different prices, client accounts typically receive the average share price.

Pyramis Trading Management and Compliance have established a process for reviewing trade allocations for consistency with the allocation policy.

Pyramis has adopted policies and procedures reasonably designed to seek quality execution when trading on behalf of its clients. Pyramis may generally only execute trades with brokers on its approved list. Brokers on this approved list are brokers we believe provide us with the highest level of service and best execution capabilities based on the factors generally set out by the SEC to be relevant to any analysis of best execution. Brokers receive feedback regarding their relationship with Pyramis on a periodic basis to help them strive to improve the level of service they provide to the firm. These trade management practices promote tighter control of trade information, allow for more thorough monitoring of brokers’ capabilities, and support execution quality by channeling trading activity to brokers who meet Pyramis’ exacting standards.

We continuously monitor our trading activity to evaluate execution quality. Pyramis trading management monitors trading costs through reports provided by our vendor, ITG. These reports help trading management identify and address any anomalies. Additionally, we use well-developed procedures and technology to allow us to monitor daily trade activity. A number of specific steps are taken at the end of each trading day and periodically throughout the day to ensure that the system is working as efficiently as possible, examples of which include: checking execution on a daily basis against the market highs and lows; and providing execution reports to portfolio managers at the end of the day for review.

Sub-Adviser: T. Rowe Price

T. Rowe Price Associates, Inc. seeks best execution on all trades consistent with fiduciary and regulatory requirements. T. Rowe Price Advisers have adopted a brokerage allocation policy embodying the concepts of Section 28(e). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price Advisers in connection with brokerage relationships, including fixed income relationships.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are currently offered continuously at prices equal to the respective net asset values of the Funds only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Trust’s underwriter. It is possible that at some later date the Trust may offer its shares to other investors and it reserves the right to do so.

Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

TRUST SHARES AND VOTING RIGHTS

The Trust is a Delaware statutory trust organized on July 8, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established seven series, each previously named and defined collectively as the “Funds.”

All shares of all Funds have equal voting rights, except that only shares of a particular Fund are entitled to vote certain matters pertaining only to that Fund. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Trust shareholders may not be binding on a Fund whose shareholders have not approved such matter.

Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the Amended and Restated Agreement and Declaration of Trust and bylaws of Securian Funds Trust, the Delaware Statutory Trust Act, and the 1940 Act.

Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Fund/Class and in net assets of such Fund/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Trust shares do not have cumulative voting rights, which means that the holders of more than half of the Trust shares voting for election of trustees can elect all of the trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any trustees.

Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing trustees will be held when required by law, when or at such time as less than a majority of trustees holding office have been elected by shareholders, or at such other time as the trustees then in office deem it appropriate to call a shareholders’ meeting for the election of trustees. At meetings of shareholders, each share is entitled to one vote for each share owned. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of trustees can elect all of the trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.

The Declaration of Trust provides that a trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies (“Contract owners”) who invest in the Trust are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Trust shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Trust.

PRINCIPAL SHAREHOLDERS

The officers and trustees of the Trust cannot directly own shares of the Funds, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of each Fund.

No shareholder owns 5% or more of the outstanding shares of any Fund except as set forth below. As of March 31, 2014, all of the outstanding shares of each Fund were owned by Minnesota Life Insurance Company and its life insurance affiliates, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:

Fund Name	Shares Outstanding
SFT Advantus Bond Fund Class 1
SFT Advantus Bond Fund Class 2
SFT Advantus Money Market Fund
SFT Advantus Mortgage Securities Fund Class 1
SFT Advantus Mortgage Securities Fund Class 2
SFT Advantus Index 500 Fund Class 1
SFT Advantus Index 500 Fund Class 2
SFT Advantus International Bond Fund Class 1
SFT Advantus International Bond Fund Class 2
SFT Advantus Index 400 Mid-Cap Fund Class 1
SFT Advantus Index 400 Mid-Cap Fund Class 2
SFT Advantus Real Estate Securities Fund Class 1
SFT Advantus Real Estate Securities Fund Class 2
SFT Advantus Managed Volatility Fund
SFT Ivy® Growth Fund	n/a	*
SFT Ivy® Small Cap Growth Fund	n/a	*
SFT Pyramis® Core Equity Fund Class 1	n/a	*
SFT Pyramis® Core Equity Fund Class 2	n/a	*
SFT T. Rowe Price Value Fund	n/a	*

*	The Fund had not commenced operations or issued shares as of March 31, 2014.

NET ASSET VALUE

The net asset value of the shares of the Funds is computed once daily, and, in the case of SFT Advantus Money Market Fund, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Trust’s portfolio securities will not materially affect the current net asset value of such Trust’s shares, (ii) days during which no such Trust’s shares are tendered for redemption and no order to purchase or sell such Trust’s shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Fund at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily. Net asset value per share is computed separately by Class for each Fund offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Fund generally will not be the same as the net asset value per share of Class 2 of the same Fund.

Securities, except securities held by the SFT Advantus Money Market Fund, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Board of Trustees and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Trustees. A Fund’s investments will also be valued at fair value by the Pricing Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market, except that debt obligations with remaining maturities of sixty days or less held by the International Bond Fund may be valued at their amortized cost, which approximates market value.

All instruments held by the SFT Advantus Money Market Fund are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Fund, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

The SFT Advantus Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Trustees of the Trust has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Trustees believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Trustees has undertaken, as a particular responsibility within the overall duty of care owed to the Fund’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the Fund’s net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Fund’s amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board’s review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

Rule 2a-7 further requires that the SFT Advantus Money Market Fund’s investments be limited to securities that mature within 397 calendar days or less from the date of purchase in the case of securities in the NRSROs’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs’ second highest short-term rating categories. The Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

SFT Advantus Money Market Fund must also hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days. In addition, the Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

Rule 2a-7 also requires, among other things, that the Fund may not invest (a) more than 3% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than one-half of 1% of its total assets in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.

TAXES

Each Fund of the Trust, except SFT Advantus Managed Volatility, SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity and SFT T. Rowe Price Value Funds, is the successor of a corresponding Portfolio of Advantus Series Fund, which Portfolio was reorganized into the successor Fund of the Trust effective as of May 1, 2012 (the “Reorganization”). Each Fund of the Trust is treated separately for federal income tax purposes.

The Trust intends that each Fund, except SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, will qualify for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund will be treated for federal income tax purposes as a disregarded entity. As a partnership or disregarded entity, a Fund is not required to distribute taxable income, and Funds other than SFT Advantus Money Market Fund will not distribute taxable income. SFT Advantus Money Market Fund will make such distributions of taxable income as are necessary to maintain a one dollar ($1.00) net asset value per share. Each Fund will be treated for federal income tax purposes as a partnership if it has more than one shareholder. If a Fund at any time has just one shareholder, as is the case for SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, whose shares are owned only by Minnesota Life, it would be treated as a disregarded entity for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and accordingly would be treated as a disregarded entity for federal income tax purposes.

The Trust expects that the federal income tax treatment of each Fund as a partnership or disregarded entity will not result in any material adverse federal income tax consequences to the Funds for tax periods after the consummation of the Reorganization, as compared to the federal income tax treatment of the Portfolios as regulated investment companies under the Code prior to the Reorganization. In addition, a Fund’s election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. Minnesota Life and Securian Life have determined that they may achieve certain tax benefits if a Fund is treated as a partnership or disregarded entity for federal income tax purposes.

A Fund that qualifies as a partnership is not subject to income tax, and any income, gains, deductions or losses of the Fund would instead pass through and be taken into account for federal income tax purposes by its partners, which would be Minnesota Life and Securian Life through their respective separate accounts.

A Fund that qualifies as a disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner. The owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets.

To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act of 1940. Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of income received by the Fund.

Some of a Fund’s investments, such as certain option transactions as well as futures contracts, may be “Section 1256 contracts.” Gains and losses on Section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for federal income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by a Fund may constitute “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

As the sole shareholders of the Trust will be Minnesota Life, Securian Life and their respective separate accounts, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.

THE STANDARD & POOR’S LICENSE

Standard & Poor’s (“S&P”) is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks “Standard & Poor’s(R),” “S&P(R),” “S&P 500(R), “S&P 400(R),” “Standard & Poor’s 500,” “Standard & Poor’s MidCap 400,” and “500” and has licensed the use of such marks by the Trust, the SFT Advantus Index 500 Fund and the SFT Advantus Index 400 Mid-Cap Fund.

The SFT Advantus Index 500 Fund and the SFT Advantus Index 400 Mid-Cap Fund (collectively, the “Funds”) are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Funds or the owners of the Trust into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Funds nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The financial statements for the year ended December 31, 2013 for Securian Funds Trust, including the financial highlights for each of the respective periods presented, appearing in the Annual Report to Shareholders for Securian Funds Trust, and the report thereon of its independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

IVY REGISTERED SERVICE MARK

‘Ivy’ is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the investment sub-adviser to the SFT Ivy® Growth Fund and the SFT Ivy® Small Cap Growth Fund.

APPENDIX A — MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to investors such as the Trust. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

A-1

Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Funds. The compounding effect from reinvestments of monthly payments received by the Funds will increase the yield to shareholders compared to bonds that pay interest semi-annually.

A-2

APPENDIX B — BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody’s Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

AAA. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B-1

BBB. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated “BB” has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B. Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

Standard & Poor’s Corporation applies indicators “+”, no character, and “-” to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. Among the factors considered by Moody’s Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor’s Corporation to commercial paper which is considered by Standard & Poor’s Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

B-2

APPENDIX C — FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

The Trust’s Funds would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund’s portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

C-1

The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

The treatment of futures contracts for federal income tax purposes is described herein under the section entitled “Taxes.”

C-2

APPENDIX D

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of this proxy voting policy and procedure is to set forth the principles, guidelines and procedures by which Advantus Capital Management, Inc. (“Advantus”) votes the proxies for the securities owned by its clients for which Advantus exercises voting authority and discretion (the “Proxies”). The procedure has been designed to ensure the Proxies are voted in the best interest of the clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 and the Investment Company Act of 1940. These policies and procedures do not apply to any client that explicitly retains authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. Advantus takes no responsibility for the voting of any proxies on behalf of such clients. For those clients that delegate such authority and discretion to Advantus, this policy and procedure apply equally to registered investment companies and client accounts. Advantus has adopted different procedures that reflect the unique nature of its types of clients and contractual relationships that those clients may or may not have with custodians. It should be noted that Advantus has hired certain sub-advisers to manage assets for certain clients. In most of the sub-advisory agreements the sub-adviser has accepted the duty and responsibility to vote proxies for client accounts (“Sub-Adviser Proxy Delegation”). Advantus shall have no responsibility for voting proxies in these cases, but shall review the sub-adviser’s proxy voting policies and procedures as part of the annual oversight of the sub-adviser. In addition certain clients may provide Advantus with proxy voting guidelines and procedures (“Client Directed Guidelines”). In such cases Advantus will follow the Client Directed Proxy Guidelines in voting proxies.

POLICY

As an investment manager, it is Advantus’ responsibility to vote Proxies solely in the best interests of the clients to whom it has a fiduciary responsibility. Advantus has certain clients who have retained Wells Fargo Bank as their custodian, to whom Advantus and the client have delegated the responsibility to vote Proxies. For other clients, including clients for whom Advantus acts as sub-adviser, Advantus has been delegated the responsibility for voting proxies. Accordingly, Advantus has adopted separate procedures for these portfolios to reflect that Advantus is making proxy voting decisions directly for these portfolios. In reviewing a Proxy on a particular matter where Advantus has the responsibility to vote proxies, Advantus will endeavor to maintain consistency among the votes of all clients for which Advantus is responsible, but in all cases Advantus will make the decision that is in the best interests of the clients, but consistent with Client Directed Guidelines.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Advantus’ policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any Proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such Proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus. There may be situations in which Advantus cannot vote Proxies. For example,

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

Advantus may not be given enough time to process the vote. Advantus, through no fault of their own, may receive a meeting notice from the company too late. In addition, if Advantus has outstanding sell orders, the Proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Advantus may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Advantus ultimately may decide not to vote those shares.

The proxy voting guidelines attached hereto as Appendices A-1 and A-2 to Exhibit I (the “Advantus Guidelines”) state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Advantus may vote shares contrary to the position indicated by the guidelines if such a vote is in the client’s best interests. To the extent that the Advantus Guidelines refer to materials provided by ISS to which Advantus does not have access, the Advantus portfolio manager shall vote the proxy in the best interests of the clients as determined by the portfolio manager.

PROCEDURE

I.	ACCOUNTS WHERE ADVANTUS IS THE ADVISER AND WELLS FARGO IS THE CUSTODIAN

For all portfolios, including the Funds of Securian Funds Trust, where Advantus manages the portfolios directly (i.e. those portfolios for which there is no sub-adviser) and where Wells Fargo Bank has been named the custodian for the client, Wells Fargo Bank has been delegated the authority to vote proxies on behalf of such clients. Proxies are directly sent to Wells Fargo Bank. Wells Fargo Bank votes the Proxies according to the Wells Fargo Bank Proxy Voting Policies and Procedures attached hereto as Exhibit I (“Wells Fargo Proxy Guidelines”). Wells Fargo Bank employs ISS as its proxy voting agent. ISS is responsible for analyzing Proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines.

II.	ALL OTHER PORTFOLIOS FOR WHICH ADVANTUS ACTS AS ADVISER OR SUB-ADVISER

For all other portfolios for which Advantus is the investment adviser or sub-adviser and where proxy voting has been delegated to Advantus, and except in the cases where there is Sub-Adviser Proxy Delegation or Client Directed Guidelines, Advantus will vote Proxies according to the Advantus Guidelines. Advantus will endeavor to cast votes for these client portfolios in a manner consistent with Wells Fargo Proxy Guidelines, but in all cases Advantus will vote the Proxies as Advantus determines to be in the best interests of the client. Upon receipt of the proxy voting information from the Client’s custodian, Advantus will vote the Proxy and, if requested by the client, finally return a copy of each such Proxy vote to the client for their record keeping purposes, at the client’s request.

Advantus’ relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the proxy, their knowledge of the company and any other information readily available and determined to be relevant to the decision

III.	ADVANTUS INVESTMENT POLICY COMMITTEE

Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies and Procedures, modifying the Proxy Voting Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interests as set forth herein. The Investment Policy Committee will provide an oversight role to ensure that material conflicts of interest are avoided between the interests of the client on the one hand and Advantus on the other. Advantus shall have no responsibility for identifying conflicts of custodian banks or sub-advisers except as explicitly set forth herein. The Investment Policy Committee on a periodic basis will request from Wells Fargo all potential conflicts of interest encountered in their proxy voting process and will review accordingly for conflicts of interest.

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

IV.	REQUESTS FOR PROXY VOTING POLICIES OR PROXY VOTING RECORDS

A.	If a Securian Funds Trust shareholder has requested a copy of the Securian Funds Trust proxy voting policies and procedures or proxy voting record, the compliance department will work with the appropriate life insurance and/or annuity department of Minnesota Life to provide a copy to the shareholder within three business days.

B.	If any other client or shareholder has requested a copy of Advantus’ proxy voting policies and procedures or the proxy voting record, the compliance department will provide a copy to such person within three business days.

V.	CONFLICTS OF INTEREST AND GUIDELINE OVERRIDES

All conflicts of interest will be resolved in the interests of Advantus clients.

To identify conflicts of interest in proxy voting for clients whose Proxies are voted by Wells Fargo Bank, Advantus will annually request from Wells Fargo Bank a disclosure about potential conflicts of interest encountered in their proxy voting process and a report of such disclosure shall be made to the Investment Policy Committee.

If an Advantus portfolio manager believes that a vote cast in accordance with the guidelines would not be in the best interest of the client, the portfolio manager will inform the Advantus compliance department of why the vote should be cast in a manner different from the applicable guidelines, and will also inform the compliance officer of any matter which has or may give rise to a conflict of interest on the part of the portfolio manager or Advantus. In such instances, the compliance department will make a determination whether a potential conflict of interest is presented. If the compliance department makes a determination that there is a potential conflict of interest, the matter will be brought before the Investment Policy Committee of Advantus to make a determination as to how to proceed. The Investment Policy Committee will make a final determination as to whether there is a material conflict of interest for which special steps should be taken. The steps that may be considered include but are not limited to: (i) follow the prescribed Wells Fargo Proxy Guidelines or the Advantus Proxy Guidelines as applicable, (ii) delegate the decision to a third party, (iii) have the client vote its own proxy, (iv) disclose the conflict to the client, or (v) defer to the voting recommendation of the client. The Proxy will be handled in the manner authorized by the Investment Policy Committee.

VI.	RECORDKEEPING

Advantus or its designee maintains a record of all proxy voting decisions and votes cast to the extent required by applicable law and regulations. These Proxy Voting Policies and Procedures are subject to change upon approval by Advantus without notice.

VII.	CERTAIN RESPONSIBILITIES FOR SECURIAN FUNDS TRUST

Under the Proxy Voting Procedure adopted by SFT certain additional responsibilities have been delegated to Advantus. Advantus will perform such duties in the manner set forth in such procedure.

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

Exhibits:

Exhibit I — Wells Fargo Proxy Voting Policies and Procedures dated January, 2013

Appendix A-1— ISS 2012 U.S. Proxy Voting Guidelines Summary (December 19, 2012)

Appendix A-2 — ISS 2012 Canadian Proxy Voting Guidelines Summary (TSX-Listed Companies (December 19, 2012)

Advantus Capital Management, Inc.

Compliance Policies and Procedures

PROXY VOTING POLICIES AND PROCEDURES

Exhibit I

WELLS FARGO BANK

PROXY VOTING POLICIES AND PROCEDURES

WELLS FARGO BANK

PROXY VOTING POLICIES AND PROCEDURES

1.    Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Fargo Bank and whose voting authority has been delegated to Wells Fargo Bank. Wells Fargo Bank believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2.     Voting Philosophy. Wells Fargo Bank exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Fargo Bank supports sound corporate governance practices within companies in which they invest.

Wells Fargo Bank has retained Institutional Shareholder Services (ISS), a proxy-voting agent, for proxy voting, analysis and research. ISS is a leading provider of corporate governance and proxy voting services, and votes proxies in accordance with their independent research and best practices. Wells Fargo Bank through its Fiduciary Proxy Committee will review ISS proxy voting recommendations annually or when changes are recommended by ISS. The Committee will be responsible for the decision to adopt ISS recommendations in whole or in part. The Committee will evaluate individual proxy issues for exceptions to the ISS recommendations which the Committee has adopted, and individual proxy issues where ISS has not offered a specific recommendation.

3.	Responsibilities

(A)	Proxy Administrator & Proxy Committee

Wells Fargo Bank has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary, serves as chairperson for the Proxy Committee and provides quarterly updates to the Trust Committee on the proxy voting process.

2013 Proxy Committee Members – Kevin Ario (Chairman), Hannah Lee (Legal), Linda Dillow (Legal) Julie Johnson (Wealth Compliance), Steve Giacalone (Retirement Compliance), Charles Davis (Wealth Investment Risk), Darrell Cronk (Wealth Investment Management), Jacob Seltz (Wealth Equity Research), , Steve Seitz (Retirement Investment Management), Katie Sevcik (Shareowner Services) and Lacey Peterson (Proxy Department).

(i)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(ii)	Conflicts of Interest. The Proxy Administrator will seek to avoid any undue influence as a result of any conflict of interest that exists between the interest of a client and Wells Fargo Bank or any of its affiliates. To this end, Wells Fargo may engage an independent fiduciary to direct the Proxy Administrator on voting instructions.

(iii)	Practical Limitations to Proxy Voting. Wells Fargo Bank uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Wells Fargo Bank to vote proxies (e.g. limited value or unjustifiable costs).

(B)	Institutional Shareholder Services (ISS)

Wells Fargo Bank has contracted with ISS to provide the following functions:

•	Research and make voting determinations in accordance with their annual guidelines;

•	Vote and submit proxies in a timely manner;

•	Handle other administrative functions of proxy voting;

•	Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

•	Maintain records of votes cast; and

•	Provide recommendations with respect to proxy voting matters in general.

(C)	Except in instances where clients have retained voting authority, Wells Fargo Bank will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D)	Except in 3C, Wells Fargo Bank retains final authority and fiduciary responsibility for proxy voting.

4.	Record Retention. Wells Fargo Bank will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Fargo Bank);

•	Records of each written client request for proxy voting records and Wells Fargo Bank ’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Wells Fargo Bank or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained by Wells Fargo Bank as legally required, and consistent with Bank policies.

5.     Disclosure of Procedures. Wells Fargo Bank will disclose its Procedures to clients and prospective clients upon request. Wells Fargo Bank will also provide proxy statements and any records as to how we voted proxies on behalf of a client upon request. Except as otherwise required by law, Wells Fargo Bank has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 2013

Advantus Capital Management, Inc.

Compliance Policies and Procedures

PROXY VOTING POLICIES AND PROCEDURES

APPENDIX A-1 TO EXHIBIT I

ISS 2013 U.S. PROXY VOTING GUIDELINES SUMMARY

DECEMBER 19, 2012

2013 U.S. Proxy Voting Summary Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS’ 2013 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published December 19, 2012

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 10 -

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 11 -

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 12 -

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 13 -

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 15 -

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

•	The terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights;
•	The motivation and rationale for establishing the agreements;
•	The quality of the company’s disclosure; and
•	The company’s historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 17 -

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serve on too many boards) may be unable to effectively serve in shareholders’ best interests.

1.     Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 19 -

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.     Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

•	The subject matter of the proposal;
•	The level of support and opposition provided to the resolution in past meetings;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 20 -

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Actions taken by the board in response to its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or
2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.     Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4.     Director Competence

Attendance at Board and Committee Meetings:

4.1.

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards[6].

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2013 ISS Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)
Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.	Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.	Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.11.	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

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Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 25 -

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

ISS’ 2012 U.S. Proxy Voting Summary Guidelines	- 26 -

•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and
•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

¡	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
¡	serves as liaison between the chairman and the independent directors;
¡	approves information sent to the board;
¡	approves meeting agendas for the board;
¡	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
¡	has the authority to call meetings of the independent directors;
¡	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

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•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

¡	Egregious compensation practices;
¡	Multiple related-party transactions or other issues putting director independence at risk;
¡	Corporate or management scandals;
¡	Excessive problematic corporate governance provisions; or
¡	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
¡	The maximum proportion of directors that shareholders may nominate each year; and
¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 29 -

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

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Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
¡	An annually elected board;
¡	A majority vote standard in uncontested director elections; and
¡	The absence of a poison pill, unless the pill was approved by shareholders.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 31 -

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 32 -

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 33 -

•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

7 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 34 -

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 35 -

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized shares during the last three years

•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
¡	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
¡	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 36 -

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;
•	The shareholder base; and
•	The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 37 -

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 38 -

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 39 -

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
•	Management’s efforts to pursue other alternatives;
•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 40 -

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
¡	Are all shareholders able to participate in the transaction?
¡	Will there be a liquid market for remaining shareholders following the transaction?
¡	Does the company have strong corporate governance?
¡	Will insiders reap the gains of control following the proposed transaction?
¡	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 41 -

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
¡

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

¡

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:
¡	The company’s financial condition;
¡	Degree of need for capital;
¡	Use of proceeds;
¡	Effect of the financing on the company’s cost of capital;
¡	Current and proposed cash burn rate;
¡	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 42 -

•	Control issues:
¡	Change in management;
¡	Change in control;
¡	Guaranteed board and committee seats;
¡	Standstill provisions;
¡	Voting agreements;
¡	Veto power over certain corporate actions; and
¡	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:
¡	Conflicts of interest should be viewed from the perspective of the company and the investor.
¡	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
¡	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 43 -

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 44 -

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
¡	Magnitude of pay misalignment;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 45 -

¡	Contribution of non-performance-based equity grants to overall pay; and
¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
¡	The company’s response, including:
¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

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¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	The company’s ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;

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•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment- Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

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•	Contribution of non-performance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

Burn Rate Table for 2013

	Russell 3000					Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2013 Burn Rate Cap*		Mean	Standard Deviation	2013 Burn Rate Cap*
1010	Energy	2.18%	2.39%	4.57%		3.06%	6.95%	9.46%	*
1510	Materials	1.63%	1.44%	3.08%		3.05%	5.20%	8.04%	*
2010	Capital Goods	1.94%	1.76%	3.70%		2.96%	3.53%	6.69%	*
2020	Commercial & Professional Services	2.65%	2.09%	4.74%		3.49%	3.79%	7.28%
2030	Transportation	1.68%	1.53%	3.21%		3.25%	5.80%	4.88%	*
2510	Automobiles & Components	1.79%	1.49%	3.28%		3.41%	4.20%	7.60%
2520	Consumer Durables & Apparel	2.79%	2.04%	4.83%		3.28%	3.73%	7.01%
2530	Consumer Services	2.50%	1.39%	3.88%		2.55%	2.11%	4.99%	*
2540	Media	2.99%	2.60%	5.60%		3.25%	3.03%	6.29%
2550	Retailing	2.35%	1.58%	3.93%		3.13%	2.47%	5.61%
3010, 3020, 3030	Consumer Staples	1.62%	1.20%	2.82%		1.93%	2.45%	5.17%	*
3510	Health Care Equipment & Services	3.14%	1.95%	5.09%		3.91%	3.13%	9.92%	*
3520	Pharmaceuticals & Biotechnology	3.84%	2.86%	6.70%		5.31%	4.86%	10.58%	*
4010	Banks	1.26%	1.49%	2.75%		0.92%	1.37%	2.28%
4020	Diversified Financials	4.59%	4.94%	9.53%		4.29%	5.27%	9.56%
4030	Insurance	1.71%	1.32%	3.02%		0.94%	1.44%	2.38%
4040	Real Estate	1.39%	1.86%	3.25%		1.28%	1.81%	3.09%
4510	Software & Services	4.47%	2.79%	7.26%		4.98%	4.35%	9.58%	*
4520	Technology Hardware & Equipment	3.53%	2.24%	5.77%		4.02%	4.51%	8.53%
4530	Seminconductor Equipment	4.30%	2.28%	6.58%		5.37%	5.18%	10.55%
5010	Telecommunication Services	2.60%	2.25%	4.85%		5.08%	3.67%	8.75%
5510	Utilities	0.80%	0.49%	2.00%	*	2.23%	2.76%	4.99%

The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

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A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Liberal Definition of Change in Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

¡	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
¡

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

¡	The general vesting provisions of option grants; and
¡	The distribution of outstanding option grants with respect to the named executive officers;
•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans – Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;
•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or
•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 53 -

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing – was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting – does the new option vest immediately or is there a black-out period?
•	Term of the option – the term should remain the same as that of the replaced option;
•	Exercise price – should be set at fair market or a premium to market;
•	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;
•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

-       A minimum vesting of three years for stock options or restricted stock; or

-       Deferred stock payable at the end of a three-year deferral period.

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•	Mix between cash and equity:

-      A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

-      If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non- employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

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Compensation Consultants - Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 57 -

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-      Rigorous stock ownership guidelines;

-      A holding period requirement coupled with a significant long-term ownership requirement; or

-      A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-      Rigorous stock ownership guidelines, or

-      A holding period requirement coupled with a significant long-term ownership requirement, or

-      A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan.
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses (Clawbacks)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;
•	If the company has chronic restatement history or material financial problems; or
•	If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to industry peers; and
•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or
•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

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Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•	Whether the company has adequately disclosed the financial risks of the products/practices in question;
•	Whether the company has been subject to violations of related laws or serious controversies; and
•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

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Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;
•	The existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions; and
•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);
•	The company’s existing healthcare policies, including benefits and healthcare access; and
•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;
•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.
•	Current regulations in the markets in which the company operates; and

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•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;
•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•	Whether the company’s advertising restrictions deviate from those of industry peers;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change and the Environment

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);
•	The degree to which company policies and procedures are consistent with industry norms; and
•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and
•	The company publicly discloses company and supplier farm environmental performance data; or
•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;
•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,
•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;
•	The company’s current level of such disclosure relative to its industry peers;
•	Potential relevant local, state, or national regulatory developments; and
•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or,
•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;
•	The current level of disclosure of the company’s existing related programs;
•	The timetable prescribed by the proposal and the costs and methods of program implementation;
•	The ability of the company to address the issues raised in the proposal; and
•	The company’s recycling programs compared with the similar programs of its industry peers.

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Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	The company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
•	The company already publicly discloses comprehensive workforce diversity data; and
•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;
•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;
•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•	Current disclosure of applicable risk assessment(s) and risk management procedures;
•	Compliance with U.S. sanctions and laws;
•	Consideration of other international policies, standards, and laws; and
•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);
•	The value of the requested report to shareholders;
•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•	The company’s existing human rights standards relative to industry peers.

Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•	Recent significant controversies, fines, or violations related to workplace health and safety; and
•	The company’s workplace health and safety performance relative to industry peers.

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 72 -

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•	The potential financial impact or risk to the company associated with water-related concerns or issues; and
•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 73 -

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 74 -

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 75 -

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:
¡	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
¡	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 76 -

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 77 -

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 78 -

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 79 -

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	- 80 -

Advantus Capital Management, Inc.

Compliance Policies and Procedures

PROXY VOTING POLICIES AND PROCEDURES

APPENDIX A-2 TO EXHIBIT I

ISS 2013 CANADIAN PROXY VOTING GUIDELINES TSX-LISTED COMPANIES

(DECEMBER 19, 2012)

2013 Canadian Proxy Voting Guidelines

TSX-Listed Companies

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS’ 2013 Canadian Proxy Voting Guidelines- TSX Companies

Effective for Meetings on or after Feb. 1, 2013

Published December 19, 2012

Audit Fee Disclosure	82
Excessive Non-Audit Fees	82
Meeting Attendance	82
Overboarded Directors	83
Former CEO/CFO on Audit/Compensation Committee	84
Voting on Directors for Egregious Actions	84

Other Board-Related Proposals	84
Classification/Declassification of the Board	84
Independent Chairman (Separate Chairman/CEO)	85
Majority of Independent Directors/Establishment of Committees	85
Majority Vote Standard for the Election of Directors	85
Proxy Contests - Voting for Director Nominees in Contested Elections	86

3. SHAREHOLDER RIGHTS & DEFENSES	87
Advance Notice Requirement	87
Appointment of Additional Directors Between Annual Meetings	87
By-Law Amendments	87
Cumulative Voting	88
Confidential Voting	88
Poison Pills (Shareholder Rights Plans)	89
Reincorporation Proposals	91
Supermajority Vote Requirements	91

4. CAPITAL/RESTRUCTURING	92
Mergers and Corporate Restructurings	92
Income Trust Conversions	92
Increases in Authorized Capital	94
Private Placement Issuances	94
Blank Cheque Preferred Stock	95

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 83 -

Dual-class Stock	95
Escrow Agreements	96

5. COMPENSATION	97

Executive Pay Evaluation	97
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	97
Pay for Performance Evaluation	98
Problematic Pay Practices	99
Board Communications and Responsiveness	101

Equity Compensation Plans	101
Cost of Equity Plans	101
Dilution and Burn Rate Assessment	102
Plan Amendment Provisions	102
Non-Employee Director Participation	104
Director Limit Considerations	105
Repricing Options	105
Repricing Proposals	106

Other Compensation Plans	106
Employee Stock Purchase Plans (ESPPs, ESOPs)	106
Deferred Share Unit Plans	107

Shareholder Proposals on Compensation	107
Shareholder Advisory Vote Proposals	108
Supplemental Executive Retirement Plans (SERPS) Proposals	108

6. SOCIAL/ENVIRONMENTAL ISSUES	109

DISCLOSURE/DISCLAIMER	110

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 84 -

1. Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every AGM. This routine item is almost always non-voting.

Ratification of Auditors

Vote FOR proposals to ratify auditors, unless the following applies:

•	Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its Annual Information Form with at least a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Fees, and All Other Fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Other Business

Vote AGAINST all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 85 -

2. Board of Directors

Slate Ballots (Bundled director elections)

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

RATIONALE: The Toronto Stock Exchange released amendments to Part IV of the Company Manual, on Oct. 4, 2012. The new rules focus on how a listed issuer elects its board of directors and becomes effective Dec. 31, 2012.

Highlights of the new rules include requirements for the:

•	Annual election of directors,
•	Election of directors by way of individual resolution rather than single slate ballots
•	Public disclosure of the votes received for the election of each director,
•	Adoption of a majority voting director resignation policy or explanation of why such policy has not been adopted, and
•	Notice to the TSX if a director receives a majority of ‘withhold’ votes and the issuer has not adopted a majority voting policy.

The updated policy reflects the recent prohibition on single slate ballot election of directors at TSX-Listed issuers, while maintaining flexibility to address specific circumstances that would warrant a case-by-case approach.

Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

Board Accountability:  Practices that promote accountability and enhance shareholder trust begin with transparency into a company’s governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders and provide shareholders with the ability to remove problematic directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness:  In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence:  Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reduce risky decision-making, and ensure the alignment of director interests with those of shareholders rather than management; structure separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability:   The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate’s ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director’s ability to effectively serve in shareholders’ best interests.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 86 -

ISS Canadian Definition of Independence

Inside Director (I)

•	Employees of the company or its affiliates[1];
•	Non-employee officer of the company if he/she is among the five most highly compensated;
•	Current interim CEO;
•	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights.

Affiliated Outside Director (AO)

•	Former executive with the company within the last three years (excluding CEO);
•	Former CEO (no cooling-off period);
•

Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation[2];

•	Former executive of the company, an affiliate, or a firm acquired within the past three years;
•	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor (subject to three-year cooling off other than CEO);
•	Executive, former executive within last three years, general or limited partner of a joint venture or partnership with the company;
•	Relative[3] of current executive officer[4] of the company;
•	Relative of a person who has served as an executive officer of the company within the last three years;
•	Currently provides (or a relative provides) professional services to the company or to its officers;
•	Currently employed by (or a relative is employed by) a significant customer or supplier[5];
•	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company;
•	Has (or a relative has) a transactional relationship with the company excluding investments in the company through a private placement;
•	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;
•	Founder[6] of the company but not currently an employee;
•	Board attestation that an outside director is not independent.

Independent Directors (IO)

•	No material[7] ties to the corporation other than board seat.

1 “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 ISS will look at the terms of the interim CEO’s compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time CEO.

3 Relative refers to immediate family members including spouse, parents, children, siblings, in-laws, and anyone sharing the director’s home.

4 Based on the definition of Executive Officer used in Multilateral Instrument 52-110.

5 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient’s gross revenues (the recipient is the party receiving proceeds from the transaction).

6 The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

7 “Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 87 -

Vote CASE-BY-CASE on director nominees, examining the following factors when disclosed:

•	Independence of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Long-term company performance;
•	Directors’ ownership stake in the company;
•	Compensation practices;
•	Responsiveness to shareholder proposals;
•	Board accountability; and
•	Adoption of a Majority Voting (director resignation) policy.

Board Structure and Independence

Generally vote WITHHOLD from any insider or affiliated outside director where:

•	The board is less than majority independent, OR
•	The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders, former insider,s and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

•	A majority of independent directors.
•	A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

Guideline Six of the CCGG publication “2010 Building High Performance Boards” indicates that boards “Establish mandates for board committees and ensure committee independence.” It is further recommended that key board committees “review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process.”

Insiders on Key Committees

Vote WITHHOLD from individual directors who:

•	Are insiders on the audit, compensation, or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 88 -

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

Policy Considerations for Majority Owned Companies8

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

•	Individually elected directors;
•

The number of Related Directors should not exceed the proportion of the common shares controlled by the Controlling Shareholder, to a maximum of two-thirds, however if the CEO is related to the Controlling Shareholder, then at least two-thirds of the directors should be independent of management;

•

If the CEO and chair roles are combined or the CEO is or is related to the Controlling Shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the Controlling Shareholder; and

•

A majority of the Audit and Nominating committees should be either Independent Directors or Related Directors who are independent of management. All members of the compensation committee should be independent of management and if the CEO is related to the Controlling Shareholder, no more than one member of the compensation committee should be a Related Director;

•	Prompt disclosure of detailed vote results following each shareholder meeting;
•

Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares[9].

ISS will also consider the following:

•	The nominating committee’s process to receive and discuss suggestions from shareholders for potential director nominees;

8 A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

9 On October 4, 2012, the TSX announced a further amendment to proposed listing requirements for TSX listed companies mandating majority voting which may take the form of a policy with a director resignation requirement, and disclosure of detailed vote results for director elections, which are intended to take effect as of December 31, 2013.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 89 -

•	If the CEO is related to the Controlling Shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors;

ISS will also take into consideration any other concerns related to the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

RATIONALE: Canadian corporate law provides significant shareholder protections, for example a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment. This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

Generally vote WITHHOLD from the members of the audit committee as reported in the most recently filed public documents if:

•	No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

Generally vote WITHHOLD from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

•	Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Meeting Attendance

Vote WITHHOLD from individual director nominees if:

•

(i) The company has NOT adopted a majority voting policy and (ii) the individual director has attended less than 75 percent of the board and committee meetings[10] held within the past year without a valid reason for these absences;

10 Where a WITHHOLD is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, particulars will be provided in the analysis.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 90 -

•

(i) The company has adopted a majority voting policy and (ii) the individual director has attended less than 75 percent of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years’ meeting attendance.

The following should be taken into account:

•	Valid reasons for absence at meetings include illness or absence due to company business;
•	Participation via telephone is acceptable;
•	If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;
•	Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;
•	Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director’s ability to serve, warranting a board review and potentially the director’s resignation.

Overboarded Directors

Directors are overboarded if they sit on a number of boards which could result in excessive time commitments and an inability to carry out their oversight duties. Cautionary language will be included regarding the number of additional public company board seats held by directors if:

•	The director is a CEO and sits on more than 2 outside public company boards in addition to his/her own company.
•	The director is an outside professional director and sits on more than 6 public company boards in total.

National Policy 58-201 Corporate Governance Guidelines, state that they are not meant to be prescriptive and that issuers are encouraged to consider the guidelines in developing their own corporate governance practices. Further that “The Policy provides guidance that has been formulated to be sensitive to the realities of the greater numbers of small companies and controlled companies in the Canadian corporate landscape.” NP 58-201 does not address the number of boards appropriate for directors but simply instructs that the board should appoint a nominating committee and that one of the committee’s duties should be to “consider whether or not each new nominee can devote sufficient time and resources to his or her duties as a board member.”

2010 Building High Performance Boards published by the Canadian Coalition for Good Governance indicates that, “directors who hold a full-time executive position should have only one or two outside public company directorships … and that directors who are not employed full time should generally hold no more than four outside corporate directorships that take up a significant amount of time.”

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The Pension Investment Association of Canada’s Corporate Governance Principles state more generally that “In order for directors to devote the required amount of time to their board responsibilities, they must limit the number of other directorships that they accept.” But PIAC does not specify what an acceptable number might be, presumably in recognition of Canada’s more flexible comply-or-explain governance regime.

Former CEO/CFO on Audit/Compensation Committee

Generally vote WITHHOLD from any director on the audit or compensation committee if:

•	The director has served as the CEO of the company at any time;
•	The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a WITHHOLD vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee’s independence.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote WITHHOLD from directors individually, one or more committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

Other Board-Related Proposals

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

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Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that:

•	The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as “lead director.”

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

•	The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

•	The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

Vote FOR resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

•	A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered, and;
•

The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e,. incumbent nominees who fail to receive 50 percent of votes cast).

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Proxy Contests - Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE in contested elections taking into account:

•	Long-term financial performance;
•	Board performance;
•	Management’s track record and compensation;
•	Qualifications of director nominees (both slates); and
•	Evaluation of what each side is offering shareholders.

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

1.	Have the dissidents met the burden of proving that board change is warranted? And, if so;
2.	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE taking into account:

•	Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. Shareholder Rights & Defenses

Advance Notice Requirement

Vote CASE-BY-CASE on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for notice of shareholders’ director nominations must not be more than 65 days and not less than 30 days prior to the meeting date. If notice of annual meeting is given less than 50 days prior to the meeting date a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees.

RATIONALE: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Appointment of Additional Directors Between Annual Meetings

Generally vote FOR these resolutions where:

•	The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;
•	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
•	Such appointments must be approved by shareholders at the annual meeting immediately following the date of their appointment.

Bylaw Amendments

Generally vote FOR proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

•

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

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•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
•

Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

RATIONALE: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights such as majority voting with a director resignation policy to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer’s articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, based on discussions with several institutional investors, the majority of them raised concerns with alternate director provisions.

Cumulative Voting

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

•

The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote FOR management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and
•	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•	The plan gives discretion to the board to either:
¡	Determine whether actions by shareholders constitute a change in control;
¡	Amend material provisions without shareholder approval;
¡	Interpret other provisions;
¡	Redeem the rights or waive the plan’s application without a shareholder vote; or
¡	Prevent a bid from going to shareholders.
•	The plan has any of the following characteristics:
¡	Unacceptable key definitions;
¡	Reference to Derivatives Contracts within the definition of Beneficial Owner;
¡	Flip over provision;
¡	Permitted bid period greater than 60 days;
¡	Maximum triggering threshold set at less than 20 percent of outstanding shares;
¡	Does not permit partial bids;
¡	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
¡	Bidder must frequently update holdings;
¡	Requirement for a shareholder meeting to approve a bid; and
¡	Requirement that the bidder provide evidence of financing.
•	The plan does not:
¡	Include an exemption for a “permitted lock up agreement”;
¡	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
¡	Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

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“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. These definitions found in various regulations often contain repetitive elements and references to other definitions in regulation that are unacceptable and not intended to serve the same purpose as those found in a “new generation” rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition, by any means. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity, therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

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Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s jurisdiction of incorporation taking into account:

•	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when:

•	Positive financial factors outweigh negative governance implications; or
•	Governance implications are positive.

Generally vote AGAINST reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote FOR proposals to lower supermajority vote requirements.

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4. Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

•

Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market Reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale – Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•

Negotiations and process – Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Income Trust Conversions

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), including REITs, ISS will recommend votes as follows:

•	Generally AGAINST a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;
•	Generally AGAINST a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;
•	Generally AGAINST an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote AGAINST the proposed conversion.

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Otherwise, recommendations will be on a CASE-BY-CASE basis taking into account the following factors:

•	Method of Conversion – Exchange Method by way of a statutory plan of arrangement; Distribution Method;
•

Rationale of Conversion Ahead of Expiry of Tax Benefit – Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;

•	Change of Annualized Payout Level – Comparison of one-year and three-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;
•

Equity Based Compensation Plan – Effect on the old plan (Vote AGAINST if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote AGAINST its approval);

•

Change-in-Control – Whether or not the conversion will be treated as a change-in-control event (vote AGAINST if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;

•	Cost of Implementing the Conversion – Legal fees, investment bank fees, etc., if disclosed;
•	Market Reaction – Historical market performance dating back to Oct. 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;
•

Corporate Governance – Examine the relative strength of the company’s corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares);

•	Dissent Rights – Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE: The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an antitakeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust (including a REIT), or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On Oct. 31, 2006. the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders.

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The new tax was deferred until 2011 for SIFTs that were publicly traded on Oct. 31, 2006, subject to “normal growth guidelines” which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a “safe harbour” amount of up to 100 percent of the SIFT’s market cap as of Oct. 31, 2006, over the four-year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008, and before 2013, and are applicable to SIFT trusts, SIFT partnerships, or REITs that were in existence at any time between the period of Oct. 31, 2006, and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications. The final tranche of tax-deferred REIT conversions were anticipated prior to the 2013 deadline.

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to approve increased authorized capital if:

•	A company’s shares are in danger of being de-listed;
•	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote AGAINST proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

•	Whether other resolutions are bundled with the issuance;
•	The financial consequences for the company if the issuance is not approved.

Generally vote FOR private placement proposals if:

•	The issuance represents no more than 30 percent of the company’s outstanding shares;
•	The use of the proceeds from the issuance is disclosed.

RATIONALE: The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

•

For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

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•

That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount

$0.50 or less	25%

$0.51 to $2.00	20%

Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

Blank Cheque Preferred Stock

Generally vote AGAINST proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

•	The shares carry unspecified rights, restrictions, and terms;
•	The company does not specify any specific purpose for the increase in such shares.

Generally vote FOR proposals to create a reasonably limited11 number of preferred shares where both of the following apply:

•	The company has stated in writing that the shares will not be used for antitakeover purposes;
•	The voting, conversion, and other rights, restrictions, and terms of such stock are specified in the articles and are reasonable.

Dual-class Stock

Generally vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

11 Institutional investors have indicated low tolerance for dilutive preferred share issuances, therefore if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20% of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached to the that could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50% of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

•	It is required due to foreign ownership restrictions and financing is required to be done out of country;
•	It is not designed to preserve the voting power of an insider or significant shareholder;
•	The subordinate class may elect some board nominees;
•	There is a sunset provision; and
•	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Generally vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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5. Compensation

Executive Pay Evaluation

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say-o- pay (MSOP) proposals, WITHHOLD from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory shareholder vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

The following five global principles apply to all markets:

•

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
•

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Voting Alternatives

In general, the management say-on-pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

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Pay for Performance:

•

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities;
•	Analysis of company performance and executive pay trends over time, taking into account ISS’ Pay for Performance policy;
•	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

•

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants etc).;

•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

•	Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
•

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say-On-Pay Resolutions.

On a CASE-BY-CASE basis, ISS will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote AGAINST management say-on-pay (MSOP) proposals, and/or AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

The determination of long-term pay for performance alignment is a two step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A P4P disconnect will be determined as follows:

Step	I: Quantitative Screen

Relative:

1.	The Relative Degree of Misalignment (RDA) is the difference between the company’s TSR rank and the CEO’s total pay rank within a peer group[12], measured over a one-year and three-year period;
2.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

12 The peer group is generally comprised of 11-24 companies that meet the following criteria:

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 106 -

Absolute:

3.	The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits);

STEP	II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

•

The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration.

•

The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

•	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.
•	The trend considering prior years’ P4P concern.
•	Extraordinary situation due to a new CEO in the last reported FY.[13]
•	Any other factors deemed relevant.

RATIONALE: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a Case-By-Case evaluation and will improve the analysis of: longer term compensation versus company performance and weight the longer term factors accordingly; absolute CEO pay levels; and, circumstances under which there is a change in CEO during the most recent year. Please refer to Canadian Pay for Performance Evaluation FAQ for a more detailed discussion of ISS’ quantitative pay-for-performance screen and peer group construction methodology.

•	Revenue/assets between 0.25X and 4X the subject company’s size;
•	In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company’s GICS category; and
•	Market Cap between 0.25X and 4X of the company’s market cap expanded out to four market cap buckets (micro, small, mid, and large) as needed.

In exceptional cases, peer groups may be determined on a customized basis.

Problematic Pay Practices

Generally, vote AGAINST management advisory vote proposals, and/or WITHHOLD from compensation committee members if the company has problematic compensation practices. In general, WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

13 Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a “new” CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly “overpay” for new leadership due to prior poor performance.

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Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant Withhold or Against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

•	Poor disclosure practices:
¡

General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

•	New CEO with overly generous new hire package:
¡	Excessive “make whole” provisions;
¡	Any of the problematic pay practices listed in this policy;
•	Egregious employment contracts:
¡	Contracts containing multiyear guarantees for salary increases, bonuses and equity compensation;
•	Employee Loans:
¡	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;
•	Excessive severance and/or change-in-control provisions:
¡	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
¡	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
¡

Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;

¡	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
¡	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
¡	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
¡	Inclusion of performance-based equity awards in the pension calculation;
¡	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
¡	Addition of extra years service credited without compelling rationale;
¡	No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);
¡	No reduction in benefits on a pro-rata basis in the case of early retirement;
•	Excessive perks:
¡

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•	Payment of dividends on performance awards:
¡	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;
•	Problematic option granting practices:
¡	Backdating options, or retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date;
¡	Springloading options, or timing the grant of options;
¡	Cancellation and subsequent re-grant of options;
•	Internal Pay Disparity:
¡	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
•	Absence of pay practices that discourage excessive risk taking:
¡	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc;
¡

Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

•	Other excessive compensation payouts or problematic pay practices at the company.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines	- 108 -

RATIONALE: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

Consider the following on a Case-by-Case basis when evaluating ballot items related to executive pay:

•

Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•

Board’s responsiveness to investor input and engagement on compensation issues, for example: failure to respond to majority-supported shareholder proposals on executive pay topics, or failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

•	Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable;
¡	Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.
•	Plan Amendment Provisions: The provisions do not meet ISS guidelines as set out in this section.
•	Non-Employee Director Participation: Participation of directors is discretionary or unreasonable.
•	Pay for performance: There is a disconnect between CEO pay and the company’s performance.
•	Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.
•	Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

Cost of Equity Plans

Generally vote AGAINST equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

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Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard or “GICS” codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics in order to identify the variables most strongly correlated to SVT within each industry group. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

The 200-day volatility and 200-day average stock price will be calculated and used for the shareholder value transfer policy.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote AGAINST the proposed equity plan if:

•	Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis, OR
•

The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote AGAINST is warranted.

Plan Amendment Provisions

Generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;
•	Any reduction in exercise price or cancellation and reissue of options or other entitlements;
•	Any amendment that extends the term of options beyond the original expiry.
•

Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation.

•	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes.
•	Amendments to the plan amendment provisions.

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To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;
•	Any reduction in exercise price of options or other entitlements which benefits an insider[14];
•	Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;
•	Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;
•	Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

14 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the regrant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS’ policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director Participation

Vote AGAINST discretionary non-employee director participation in management equity compensation plans.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent non-employee directors who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability. To this end, ISS policy established an acceptable range for aggregate non-employee director option grants of 0.25 percent to 1 percent of the outstanding shares. A company was expected to fall within this range based on its size and stage of development, so that larger, more mature companies would be limited to something closer to 0.25 percent, and smaller companies with less cash and much lower share prices would be at the upper end of the range and have a larger pool of shares, options typically, from which to draw. This range was originally established based on an underlying policy that an upper limit of $1 million worth of stock acquired by means of option grants for each director over the life of a typical 10-year plan seemed reasonable to prevent misalignment of purpose.

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Director Limit Considerations

Generally vote AGAINST an equity compensation plan proposal which provides that: (i) non-employee director participation exceeds our established 1 percent director pool limit, or (ii) non-employee director participation exceeds a $100,000 per director per year maximum within the 0.25 percent to 1 percent of the outstanding shares range, taking into account:

•

The overall mix of pay elements (cash vs. equity)

•

The type of equity awards granted (deferred stock units, restricted stock, stock options)

•

  Director share holding requirements and how they are achieved (stock granted outright until a target is met vs. some “skin in the game” in the form of directors taking DSUs in lieu of cash fees)

•

Rigor of mandatory and disclosed vesting requirements (i.e., vest when director leaves the board)

•

Overall company performance as well as director pay levels vs. peers.

Generally vote AGAINST an equity plan proposal if the $100,000 per director per year equity award maximum is exceeded.

Generally vote AGAINST individual equity grants to non-employee directors outside of an equity compensation plan if:

•

  The director’s annual grant would exceed the above per director maximum other than a reasonable one-time grant upon joining the board.

RATIONALE: ISS will assess the non-employee director component (or reserve) of equity-based compensation plans based on the ISS compensation model (binomial) award value that is used for employee compensation purposes. This will be consistent with our methodology for establishing the value of awards for employee participants and the plan generally.

The proposed maximum for non-employee director equity grants including options will then factor in: the difference between options and full value awards (i.e., time-vesting restricted stock); option terms (five, seven, or 10 years usually); share price volatility; expected forfeiture rate; and any other criteria factored into a binomial type evaluation.

Using the binomial equity award value, we have established a maximum non-employee director participation limit of the lesser of: (i) an aggregate reserve of 1 percent of the shares outstanding for all non-executive directors; and (ii) an annual equity award value of $100,000 per director. Equity award refers to options, restricted stock, deferred stock units, or any other equity grant made outside of or under an equity compensation plan, other than shares granted or taken in lieu of cash fees.

However, there may be director pay structures that have addressed institutional investor concerns so that directors truly have substantial “at risk” pay that achieves alignment of directors’ interests closely with those of shareholders, therefore some limited flexibility in implementing this guideline is necessary.

Repricing Options

Generally vote AGAINST an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines

Repricing Proposals

Generally vote AGAINST proposals to reprice outstanding options, unless:

Repricing is part of a broader plan
amendment that substantially improves the plan and provided that the following conditions are met:

•

A value-for-value exchange is proposed;

•

The five top paid officers and all non-employee directors are excluded;

•

Options exercised do not go back into the plan OR the company commits to an annual burn rate cap.

RATIONALE: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing and believes
that any proposal to reduce the price of outstanding options including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions). Market deterioration, in and of itself, is not an acceptable reason for companies to reprice stock options and/or reset goals under performance plans.

The extension of option terms is also
unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during profitable bull market runs, it is not expected to extend the term during a market downturn when shareholders must suffer a decrease in shareholder value.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

•

  Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

•

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

•

Purchase price is at least 80 percent of fair market value with no employer contribution;

•

Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

•

The Plan Amendment Provision requires shareholder approval for amendments to:

¡

The number of shares reserved for the plan;

¡

The allowable purchase price discount;

¡

The employer matching contribution amount.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines

Treasury funded ESPPs, as well as market purchase
funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and
administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and
benefit programs, in particular pensions.

Deferred Share Unit Plans

Generally vote FOR Deferred Compensation Plans if:

•

Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

•

Director stock ownership guidelines of a minimum of three times annual cash retainer

•

  Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years

•

The mix of remuneration between cash and equity

•

Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE: Deferrred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the

opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded
Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account:

•

The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines

Generally vote FOR shareholder proposals requesting
that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Generally vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Generally vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plans (SERPS) Proposals

Generally vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

•

Inclusion of equity-based compensation in the pension calculation;

•

Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•

Addition of extra years service credited in other than exceptional circumstances and without compelling rationale;

•

No absolute limit on SERP annual pension benefits (ideally expressed in money terms);

•

No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

RATIONALE: The inclusion of bonus and incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation
so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines

6.
Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•

If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•

Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•

The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

RATIONALE: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder
Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT
LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2013 Canadian TSX Proxy Voting Guidelines

APPENDIX E – WADDELL & REED

PROXY VOTING POLICY

Waddell &
Reed has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring
issues and Waddell & Reed’s corresponding positions.

Board of Directors Issues:

Waddell & Reed generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

Waddell & Reed generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

Waddell & Reed generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WADDELL & REED will support such protection so long as it does not exceed reasonable standards.

Waddell & Reed generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

Waddell & Reed generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

Waddell & Reed generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

Waddell & Reed generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

Waddell & Reed generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

Waddell & Reed generally votes against proposals for the adoption of a Shareholder
Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

Waddell & Reed will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

Waddell &
Reed will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees

(PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between Waddell & Reed
and its Clients:

Waddell & Reed will use the following three-step process to address conflicts of interest: (1) Waddell &
Reed will attempt to identify any potential conflicts of interest; (2) Waddell & Reed will then determine if the conflict as identified is material; and (3) Waddell & Reed will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: Waddell & Reed will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. Waddell & Reed will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships — Waddell & Reed will review any situation for a material conflict where Waddell & Reed provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Waddell & Reed (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Waddell & Reed to vote in favor of management.

•

Personal Relationships — Waddell & Reed will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships — Waddell & Reed will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

Waddell & Reed
will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material
Conflicts”: Waddell & Reed will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Waddell & Reed will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to
Address Material Conflicts: Waddell & Reed will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, Waddell & Reed will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed — If the Material Conflict arises from Waddell & Reed’s management of a third party account and the client provides voting instructions on a particular vote, Waddell &
Reed will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, Waddell & Reed may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and Waddell & Reed chooses to use a predetermined voting policy, Waddell & Reed will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, Waddell & Reed may seek guidance from the Board on matters involving a conflict. Under this method, Waddell & Reed will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. Waddell & Reed may use the Board guidance to vote proxies for its non-mutual fund clients.

Appendix F

Pyramis Global Advisors

Proxy Voting

I. Explanation of the
Rule

Rule 206(4)-6 under the Advisers Act requires an investment adviser to (i) adopt proxy policies reasonably designed to seek to ensure that the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

Pyramis
has adopted a proxy voting policy and procedure to seek to ensure that proxies are voted in the clients’ best interests and that its proxy voting activities adhere to the requirements of Rule 206(4)-6. Where Pyramis is given responsibility for voting proxies, it takes reasonable steps under the circumstances to seek to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

II. Formal Citation of the Rule

Rule 206(4)-6 under the Advisers Act

III. Responsible
Compliance Officer

Pyramis Compliance Officer

IV.
Means of Achieving Compliance

Proxy Voting in Accordance with Pyramis Proxy Voting Guidelines

When making proxy-voting decisions, Pyramis generally adheres to its Proxy Voting Guidelines, as revised from time to time. The Proxy Voting Guidelines are described generally in Pyramis’ Form ADV, Part 2A, and are made available to clients. The Proxy Voting Guidelines, which have been developed with reference to the positions of Pyramis’ parent, Fidelity, set out positions on recurring issues and criteria for addressing non-recurring issues, handling conflicts of interest, issues relating to voting on foreign securities (particularly where Pyramis will be restricted from trading in the security before the shareholder meeting date)
and abstentions.

Pyramis generally is responsible for voting proxies with respect to securities selected by Pyramis and held in client accounts. Although clients may reserve to themselves or assign to another person proxy-voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to Pyramis, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Pyramis has expressly reserved to itself or another named fiduciary proxy-voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

•

be in writing;

•

state that Pyramis is “precluded” from voting proxies because proxy-voting responsibility is reserved to an identified named fiduciary; and

•

be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

Pyramis relies upon the processes and controls of Fidelity Pricing & Cash Management Services (FPCMS) and Fidelity’s centralized proxy voting group, Investment Proxy Research (IPR), to seek to ensure that proxy voting is conducted in accordance with the approved Proxy Voting Guidelines on behalf of those relevant Pyramis advised accounts.

FPCMS sets up accounts for proxy voting and reconciles all ballots eligible to vote with account holdings. IPR receives, transmits and records electronic proxy voting information. The Proxy Voting Guidelines include provisions directing how IPR should vote proxies with material conflict-of-interest situations. The Proxy Voting Guidelines also address proxy voting proposals not covered by the Proxy
Voting Guidelines. IPR maintains detailed records of its proxy-voting activity for reporting to the clients and for eventual disclosure on each registered investment company client’s Form N-PX. Pyramis provides each registered investment company client that it sub-advises with the information necessary for the fund to complete Form N-PX. Each fund is required to file Form N-PX annually by August 31.

Conflicts

From time to time, proxy-voting proposals may
raise conflicts between the interests of Pyramis’ clients and the interests of Pyramis and its employees. A conflict of interest arises when there are factors that may prompt one to question whether Pyramis or a Pyramis employee is acting solely in the best interests of Pyramis and its clients. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its clients.

In the event that a conflict arises, FMR Investment Proxy Research employees, like other Pyramis employees, will escalate to their managers or the Ethics
Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest.

Non-Routine Proposals

Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s Asset Management Legal’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

It is Pyramis’ policy to vote
client proxies according to Pyramis’ guidelines or to decline any proxy voting authority from a client if a client is unable to agree to Pyramis’ guidelines. Certain legacy clients, however, may have mandated that client-approved proxy voting guidelines were required to be followed. In these very rare instances, a third party provider has been engaged to vote proxies in accordance with client-approved proxy voting guidelines and to provide required client reporting.

Pyramis May Abstain from Voting

In certain situations
when refraining from voting a proxy is in the client’s best interest, Pyramis may abstain from voting. This may occur, for example, when Pyramis has determined that the cost of voting the proxy exceeds the expected benefit to the client (e.g., voting on a foreign security may involve additional costs such as hiring a translator).

V. Oversight Function

Pyramis Treasurers Office (“PTO”) is responsible for the oversight of proxy-voting performed by IPR.

For a limited number of legacy clients as noted above, PTO is responsible for the oversight of proxy voting in accordance with client guidelines. Pyramis will work with third party providers to obtain a copy of the vote reporting that is provided to clients.

VI. Methods of Conducting Oversight

PTO conducts a semi-annual review of a report generated by FPCMS listing the Pyramis accounts flagged as Pyramis has authority to vote client proxies based on
Pyramis guidelines against a list generated from PyCIS to identify any discrepancies.

On a quarterly basis IPR provides the PTO with a certification. The
PTO conducts a quarterly meeting with IPR to discuss the contents of the certification and, among other things, service deliverables and any relevant issues related to proxy voting.

Pyramis Risk Oversight Committee

IPR presents an annual
summary of proxy voting performed by IPR to the Pyramis Risk Oversight Committee. The report includes highlights of proxy voting performed, trends relative to non-routine items, conflict-of-interest situations, voting outside the Proxy Voting
Guidelines and update on changes to policies and procedures.

Pyramis Board of Directors

Annually, IPR presents proxy voting results, updates on proxy voting processes, controls, policies and procedures, and any material changes in the proxy voting process to the Pyramis Board of Directors.

VII. Attachments

None

Attachment 1

Pyramis Global Advisors’ Proxy Voting Guidelines

November 2013

I.
General Principles

A.
Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and
(ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.
FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Like other Pyramis employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Pyramis employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.
Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.
Non-routine proposals will generally be voted in accordance with the Guidelines.

E.
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’
Senior Compliance Officer or his designee.

F.
Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.
Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.
  Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and

Attachment 1

Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.
Definitions (as used in this document)

A.
Anti-Takeover Provision — includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute — Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.
Greenmail — payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.
Sunset Provision — a condition in a charter or plan that specifies an expiration date.

E.
Permitted Bid Feature — a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.
Poison Pill — a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.
Large-Capitalization Company — a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

H.
Small-Capitalization Company — a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a
Micro-Capitalization Company.

I.
Micro-Capitalization Company — a company with market capitalization under US $300 million.

J.
Evergreen Provision — a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.
Directors

A.
Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.
The Poison Pill includes a Sunset Provision of less than five years;

b.
The Poison Pill includes a Permitted Bid Feature;

Attachment 1

c.
The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.
Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will
also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.
The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.
Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.
Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee;
(ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.
To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.
The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.
The board is not composed of a majority of independent directors.

B.
Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.
Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.
Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted

Attachment 1

an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.
Compensation

A.
Executive Compensation

1.
Advisory votes on executive compensation

a.
Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.
FMR will generally vote against proposals to ratify Golden Parachutes.

2.
Frequency of advisory vote on executive compensation

FMR will generally support annual
advisory votes on executive compensation.

B.
Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.
(a) The company’s average three year burn rate is greater than 1.5 % for a Large- Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro- Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.
The plan includes an Evergreen Provision.

4.
The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.
Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.
Whether the proposal excludes senior management and directors;

2.
Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.
The company’s relative performance compared to other companies within the relevant industry or industries;

Attachment 1

4.
Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.
Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.
Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S.
company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.
Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged
ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.
Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and
stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.
Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.
The Poison Pill includes the following features:

1.
A Sunset Provision of no greater than five years;

2.
Linked to a business strategy that is expected to result in greater value for the shareholders;

3.
Requires shareholder approval to be reinstated upon expiration or if amended;

4.
Contains a Permitted Bid Feature; and

5.
Allows Pyramis accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.
An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.
It is a fair price amendment that considers a two-year price history or less.

Pyramis will
generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.
In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

Attachment 1

E.
In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.
In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.
Capital Structure / Incorporation

A.
Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable

B.
Reverse Stock Splits

FMR will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.
New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

D.
Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.
Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed
amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.
Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote for
management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

Attachment 1

VII.
Shares of Investment Companies

A.
If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.
Certain Pyramis accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.
Other

A.
Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.
Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S.
banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

APPENDIX G

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe
Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client.
Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area.
ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price
utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through
Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also

given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific
voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S.
companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues —
T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices
(“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s
“Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate
Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T.
Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations
where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote.
The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy
Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T.
Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe
Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

PART C

OTHER INFORMATION

Item 28.
Exhibits

28 (a)(1)

Certificate of Trust of Securian Funds Trust, previously filed on May 1, 2012 as exhibit 28(a)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is
hereby incorporated by reference.

28 (a)(2)

Amended and Restated Agreement and Declaration of Trust of Securian Funds Trust (approved October 23, 2012), previously filed on February 11, 2013 as exhibit 28(a)(2), to
Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.

28 (b)(1)

Bylaws of Securian Funds Trust, previously filed on May 1, 2012 as exhibit 28(b)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (c)

See Exhibits filed under Items 28 (a) and 28 (b) above.

28 (d)(1)

Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc. dated and effective as of May 1, 2012, with Schedule A as amended January 30,
2014.

28 (d)(2)

Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Franklin Advisers, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(d)(2) to
Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(3)

Letter Agreement among Franklin Advisers, Inc., Advantus Capital Management, Inc. and the Advantus International Bond Fund of Securian Funds Trust, dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(d)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (d)(4)

Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Waddell & Reed Investment Management Company on behalf of the SFT Ivy® Growth Fund and SFT Ivy® Small Cap Growth Fund dated May 1, 2014, to be filed by subsequent amendment.

28 (d)(5)

Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Pyramis Global Advisors, LLC dated May 1, 2014, to be filed by subsequent amendment.

28 (d)(6)

Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and T. Rowe Price Associates, Inc. dated May 1, 2014, to be filed by subsequent amendment.

28 (e)

Underwriting and Distribution Agreement between Securian Funds Trust and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(e) to
Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (f)

Not applicable

28 (g)(1)(A)

Custodian Agreement between Securian Funds Trust and Wells Fargo Bank, N.A. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(1)(A) to Post-Effective Amendment
Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(1)(B)

Foreign Custody Manager Agreement between Securian Funds Trust and Wells Fargo Bank, N.A. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(1)(B) to
Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(2)(A)

Custodian Agreement between Securian Funds Trust and Bank of New York Mellon Corporation dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(2)(A) to Post-Effective
Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(2)(A)(i)

Amendment, effective March 26, 2013, to Appendix D to the Custodian Agreement between Securian Funds Trust and Bank of New York Mellon Corporation dated May 1, 2012, previously filed on April 25, 2013 as exhibit 28 (g)(2)(A)(i) to Post-Effective Amendment Number 50 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (g)(2)(B)

Foreign Custody Manager Agreement between Securian Funds Trust and Bank of New York Mellon Corporation dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(2)(B) to
Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(1)

Administrative Service Agreement between Securian Funds Trust and Securian Financial Group dated January 1, 2013, previously filed on February 11, 2013 as exhibit 28(h)(1) to
Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(2)

Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(3)

Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(4)

Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(4) to
Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(4)(A)

Amended Schedule D, effective May 1, 2013, to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 25, 2013 as exhibit 28 (h)(4)(A) to Post-Effective Amendment Number 50 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)

Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(5) to
Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)(A)

Amended Schedule B, effective May 1, 2013, to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 25, 2013 as exhibit 28 (h)(5)(A) to Post-Effective Amendment Number 50 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(6)

Money Market Services Agreement between Securian Funds Trust, on behalf of the Money Market Fund, and State Street Bank and Trust Company, dated May 1, 2012, previously filed on May
1, 2012 as exhibit 28 (h)(6) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(6)(A)

Amended Fee Schedule, effective May 1, 2013, to the Money Market Services Agreement between Securian Funds Trust, on behalf of the Money Market Fund, and State Street Bank and Trust
Company dated May 1, 2012, previously filed on April 25, 2013 as exhibit 28 (h)(6)(A) to Post-Effective Amendment Number 50 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(7)

Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28
(h)(7) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(8)

Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(8)
to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(9)

Restated Net Investment Income Maintenance Agreement among Advantus Capital Management, Inc., Securian Financial Services, Inc. and Securian Funds Trust dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(9) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(10)

Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Fund, dated May 1, 2013, previously filed on February 11, 2013 as exhibit 28(h)(10) to Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.

28 (i)

Opinion and Consent of Dorsey & Whitney LLP, to be filed by subsequent amendment.

28 (j)

Consent of KPMG LLP, to be filed by subsequent amendment.

28 (k)

Not applicable

28 (l)

Letter of Investment Intent – Previously filed by Registrant’s predecessor, Advantus Series Fund, Inc., on February 13, 1998, as Exhibit 24(b)(13) to Post-Effective
Amendment Number 17 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (m)(1)

Rule 12b-1 Distribution Plan effective May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (m)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990,
is hereby incorporated by reference.

28 (m)(2)

Fund Shareholder Service Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28
(m)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (m)(3)

Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28
(m)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (n)

Securian Funds Trust Multiple Class Plan Pursuant to Rule 18f-3 effective May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (n) to Post-Effective Amendment Number 47 to
Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (o)

Reserved.

28 (p)(1)

Code of Ethics for Registrant, Advantus Capital Management, Inc. and Affiliates dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (p)(1) to Post-Effective Amendment
Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (p)(2)

Code of Ethics for Franklin Templeton Investments, previously filed on May 1, 2012 as exhibit 28 (p)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is
hereby incorporated by reference.

28 (p)(3)

Code of Ethics for Waddell & Reed Investment Management Company (WRIMCO).

28 (p)(4)

Code of Ethics for Pyramis Global Advisors, LLC (Fidelity).

28 (p)(5)

Code of Ethics for T. Rowe Price Associates, Inc.

28 (q)

Power of Attorney to sign Registration Statement executed by Trustees of Registrant.

Item 29.
Persons Controlled by or Under Common Control with the Depositor or Registrant

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

Securian Holding
Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

Securian Financial Group, Inc. (Delaware)

Capitol City Property Management, Inc.

Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

Minnesota Life Insurance Company

Securian Financial Network, Inc.

Securian Ventures, Inc.

Advantus Capital Management, Inc.

Securian Financial Services, Inc.

Securian Casualty Company

CNL Financial Corporation (Georgia)

Capital Financial Group, Inc. (Maryland)

CFG Insurance Services, Inc. (Maryland)

H. Beck, Inc. (Maryland)

Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

Personal Finance Company LLC (Delaware)

Enterprise Holding Corporation

Allied Solutions, LLC (Indiana)

Securian Life Insurance Company

American Modern Life Insurance Company

Balboa Life Insurance Company

Marketview Properties, LLC

Marketview Properties II, LLC

Marketview Properties IV, LLC

Wholly-owned subsidiaries of Enterprise Holding Corporation:

Oakleaf Service Corporation

Vivid Print Solutions, Inc.

MIMLIC Funding, Inc.

MCM Funding 1997-1, Inc.

MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:

Cherokee National Life Insurance Company (Georgia)

CNL/Insurance America, Inc.

CNL/Resource Marketing Corporation (Georgia)

Wholly-owned subsidiary of American Modern Life Insurance Company:

Southern Pioneer Life Insurance Company

Wholly-owned subsidiary of Balboa Life Insurance
Company:

Balboa Life Insurance Company of New York (New York)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

Securian Funds Trust

Fifty
percent-owned subsidiary of Enterprise Holding Corporation:

CRI Securities, LLC

Majority-owned subsidiary of Securian Financial Group, Inc.:

Securian Trust Company, N.A.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 30.
Indemnification

The
Trust’s Amended and Restated Agreement and Declaration of Trust provides in Article VII, Section 4 thereof that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its
Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to
Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.
Business and Other Connections of Investment Adviser

(a)
Advantus Capital Management, Inc.

The investment adviser of the SFT Advantus Bond Fund, SFT Advantus Money Market Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Mortgage Securities Fund, SFT Advantus Index 500 Fund, SFT Advantus
International Bond Fund, SFT Advantus Index 400 Mid-Cap Fund and SFT Advantus Real Estate Securities Fund is Advantus Capital Management, Inc. In addition to the Fund, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts.

  Directors and Officers Of
Investment Adviser

  Office with
Investment Adviser

  Other Business
Connections

Christopher R. Sebald

  President/Chief   Investment
Officer, Director and Portfolio Manager

Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, MCM Funding 1997-1, Inc.; Senior Vice President, MCM Funding 1998-1, Inc.; Senior Vice President,
Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company; Senior Vice President, Marketview Properties, LLC; Senior Vice President, Marketview Properties II, LLC; Senior Vice President, Marketview Properties IV,
LLC

David M. Kuplic

  Executive Vice
 President,   Director and Portfolio
Manager

Senior Vice President, Minnesota Life Insurance Company; President and Director, MCM Funding 1997-1, Inc.; President and Director, MCM Funding 1998-1, Inc.; Senior Vice President,
Securian Financial Group, Inc.; President and Director, MIMLIC Funding, Inc.; Senior Vice President, Securian Life Insurance Company; President, Marketview Properties, LLC; President, Marketview Properties II, LLC; President, Marketview Properties
IV, LLC

Vicki L. Bailey

  Vice President,   Investment
Law,   Chief Compliance   Officer and
Secretary

Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc.; Vice President and Secretary, MCM
Funding 1998-1, Inc.; Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview
Properties, LLC; Vice President and Secretary, Marketview Properties II, LLC; Vice President and Secretary, Marketview Properties IV, LLC

Gary M. Kleist

  Financial Vice   President and
Director

Second Vice President, Investment Operations, Minnesota Life Insurance Company; Financial Vice President, MCM Funding 1997-1, Inc.; Financial
Vice President, MCM Funding 1998-1, Inc.; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc.; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance
Company; Financial Vice President, Marketview Properties, LLC; Financial Vice President, Marketview Properties II, LLC; Financial Vice President, Marketview Properties IV, LLC

Sean M. O’Connell

Vice President

Second Vice President, Minnesota Life Insurance Company; Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC;
Vice President, Marketview Properties IV, LLC

Joseph R. Betlej

Vice President and Portfolio Manager

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Erica A. Bergsland

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

John R. Leiviska

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

James F. Geiger

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

David G. Schultz

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Theodore R. Hoxmeier

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Robert G. Diedrich

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Craig M. Stapleton

Vice President and Portfolio Manager

Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010 - 2012, and Quantitative Research Analyst
2005 - 2010, Advantus Capital.

Robert W. Thompson

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

James W. Ziegler

Vice President

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Jon R. Thompson

Vice President

Thomas B. Houghton

Vice President and Portfolio Manager

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

David W. Land

Vice President and Portfolio Manager

Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Mary E. Marston

Vice President

Vice President, MCM Funding 1998-1, Inc.; Vice President, MCM Funding 1997-1, Inc.

Merlin L. Erickson

Vice President

Rose A. Lambros

Vice President

Gregory R. Ortquist

Vice President

Drew R. Smith

Vice President

Randal W. Harrison

Vice President

Vice President, Marketview Properties IV, LLC

Julie Gerend

Senior Vice President

Steven J. Moen

Vice President

Lowell R. Bolken

Vice President

Richard E. Krueger

Vice President

Linda Sauber

Vice President

Warren J. Zaccaro

Director

Executive Vice President, Chief Financial Officer and Director, Minnesota Life Insurance Company; Executive Vice President and Chief Financial Officer, Minnesota Mutual Companies,
Inc.; Executive Vice President and Chief Financial Officer, Securian Financial Group, Inc.; Executive Vice President and Chief Financial Officer, Securian Holding Company; President and Director, Securian Ventures, Inc.; Director, Allied Solutions,
LLC; Director, Securian Casualty Company; Director, Securian Financial Network, Inc. (a Minnesota corporation); Director, Securian Financial Services, Inc.; Executive Vice President, Chief Financial Officer and Director, Securian Life Insurance
Company; Director, CRI Securities, LLC; Vice President and Director, Cherokee National Life Insurance Company; Vice President and Director, CNL Financial Corporation; Vice President and Director, CNL/Insurance America, Inc.; Vice President and
Chair, CNL/Resource Marketing Corporation; Director, Capital Financial Group, Inc.; Director, CFG Insurance Services, Inc.; Director, H. Beck, Inc.

Eric J. Bentley

Director

Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Vice President and Director, Securian Financial Network, Inc.; Second
Vice President, Securian Life Insurance Company; Director, Advantus Capital Management, Inc.

The principal business address of Advantus Capital Management, Inc. is 400 Robert Street North, St. Paul, Minnesota
55101. The principal business address of Capitol City Property Management, Inc., Enterprise Holding Corporation, Financial Ink Corporation, Lafayette Litho, Inc., Marketview Properties, LLC, Marketview Properties II, LLC, MCM Funding 1997-1, Inc.,
MCM Funding 1998-1, Inc., MIMLIC Funding, Inc., Minnesota Life Insurance Company, Minnesota Mutual Companies, Inc., Oakleaf Service Corporation, Robert Street Property Management, Inc., Securian Casualty
Company, Securian Financial Group, Inc., Securian Holding Company, Securian Financial Network, Inc., Securian Financial Services, Inc., Securian Life Insurance Company, Securian Ventures, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101.
The principal business address of Allied Solutions, LLC is 1320 City Center Drive, Suite 300, Carmel, Indiana 46032. The principal business address of Capital Financial Group, Inc., CFG Insurance Services, Inc. and H. Beck, Inc. is 11140 Rockville
Pike, 4th Floor, Rockville, Maryland 20852. The principal business address of Cherokee National Life Insurance Company, CNL Financial Corporation and CNL/Insurance America, Inc. is 2960 Riverside Drive, Macon, Georgia 31208. The principal business address of CRI Securities, LLC is 2701 University Avenue SE, Minneapolis, Minnesota 55414. The principal business address of Personal Finance Company, LLC is P.O. Box 335, Olympia Fields, Illinois 60461.

31 (b) Franklin Advisers, Inc. (Franklin)

Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and
Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin serves as investment sub-adviser to the SFT Advantus International Bond Fund, and Franklin and its affiliates manage numerous other investment companies and accounts. The officers and directors of Franklin also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin, Franklin Resources, Inc., and/or (2) other investment companies in Franklin
Templeton Investments.

For additional information about other business activities of Franklin and its affiliates, please see the Franklin
Form ADV (SEC File 801-26292), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Franklin and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

31 (c) Waddell & Reed Investment Management Company (WRIMCO)

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed
Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO serves as investment sub-adviser to the SFT Ivy® Growth Fund and the SFT Ivy® Small Cap Growth Fund, and WRIMCO and its affiliates manage other investment companies and accounts.

For additional information about other business activities of WRIMCO and its affiliates, please see the WRIMCO Form ADV (SEC File 801-40372), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of WRIMCO and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

31 (d) Pyramis Global Advisors, LLC (Pyramis)

Pyramis is a privately owned investment manager that serves as investment sub-adviser to the SFT Pyramis® Core Equity Fund. The firm primarily provides its services to pooled investment vehicles. It also provides services to investment companies, pension and profit sharing plans, corporations or other businesses, state and municipal government entities, other investment advisers, and insurance companies. The firm was founded in 2005 and is based in Smithfield, Rhode Island and operates as a subsidiary of
Fidelity Investments.

For additional information about other business activities of Pyramis and its affiliates, please see the Pyramis Form
ADV (SEC File 801-63658), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Pyramis and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

31 (e) T. Rowe Price Associates, Inc. (T. Rowe Price)

T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns
100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price serves as the investment sub-adviser to the SFT T. Rowe Price Value Fund, and T. Rowe Price and its affiliates manage numerous other investment companies and accounts.

For additional information about other business activities of T. Rowe Price and its affiliates, please see the T. Rowe Price Form ADV (SEC File 801-856), incorporated herein by reference, including
Schedules A and D, which set forth the officers and directors of T. Rowe Price and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.
Principal Underwriters

(a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following additional investment companies:

Variable Fund D

Variable Annuity Account

Minnesota Life Variable Life Account

Minnesota Life Variable Universal Life Account

Securian Life Variable Universal Life Account

Minnesota Life Individual Variable
Universal Life Account

(b) The name and principal business address, positions and offices with Securian Financial Services,
Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal Business Address

  Positions and
 Offices
with Underwriter

  Positions and
 Offices
with Registrant

  George I. Connolly   Securian
Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101

President, Chief Executive Officer and Director

None

  Warren J. Zaccaro   Minnesota
Life Insurance Company 400 Robert Street North St. Paul, Minnesota 55101

Director

None

  Gary R. Christensen   Minnesota
Life Insurance Company 400 Robert Street North St. Paul, Minnesota 55101

Director

None

  Loyall E. Wilson   Securian
Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101

  Senior Vice President,   Chief
Compliance Officer and Secretary

None

  Richard A. Diehl   Securian
Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101

  Vice President and Chief
Investment Officer

None

  Scott C. Thorson   Securian
Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101

Vice President-Business Operations and Treasurer

None

  Suzanne M. Chochrek   Securian
Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101

  Vice President -   Business and
Market Development

None

(c) Not applicable.

Item 33.
Location of Accounts and Records

The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules
31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant’s securities is maintained by: (a) Wells Fargo Bank Minnesota, 733 Marquette Avenue, Minneapolis, Minnesota 55479, as to the SFT Advantus Money Market,
SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Real Estate Securities Funds; and (b) The Bank of New York Mellon Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258, as
to the SFT Advantus Bond, SFT Advantus Managed Volatility, SFT Advantus Mortgage Securities, and SFT Advantus International Bond Funds.

Item 34.
Management Services

Not
applicable.

Item 35.
Undertakings

(a)
Not applicable.

(b)
Not applicable.

(c)
The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant’s latest annual report to shareholders containing the information called for by Item 5A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has
duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 12th day of February, 2014.

Securian Funds Trust

By

/s/    DAVID M.
KUPLIC

David M. Kuplic, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration
Statement has been signed below by the following persons in the capacities and on the date indicated.

  /s/    DAVID M. KUPLIC
David M. Kuplic

  President
(principal executive officer)

February 12, 2014

  /s/    GARY M. KLEIST
Gary M. Kleist

Vice President and Treasurer (principal financial and accounting officer)

February 12, 2014

      LINDA L. HENDERSON*
Linda L. Henderson

  Trustee)
               )                 )
               )                 )
)

By

  /s/    DAVID M.
KUPLIC           David M. Kuplic
Attorney-in-Fact

      JULIE K.
GETCHELL* Julie K. Getchell

  Trustee)
               )                 )
) )

Dated: February 12, 2014

      WILLIAM C.
MELTON* William C. Melton

  Trustee)
) )

  GREGORY S. STRONG*
Gregory S. Strong

Trustee

*
Registrant’s trustee executing power of attorney dated January 26, 2012, a copy of which is filed herewith.

Securian Funds Trust

Exhibit Index

Exhibit Item Number

Title of Exhibit

28 (d)(1)

Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc. dated and effective as of May 1, 2012, with Schedule A as amended January 30,
2014.

28 (p)(3)

Code of Ethics for Waddell & Reed Investment Management Company (WRIMCO).

28 (p)(4)

Code of Ethics for Pyramis Global Advisors, LLC (Fidelity).

28 (p)(5)

Code of Ethics for T. Rowe Price Associates, Inc.

28 (q)

Power of Attorney to sign Registration Statement executed by Trustees of Registrant.